Exhibit 10.17

FOIA CONFIDENTIAL TREATMENT REQUESTED

RESEARCH COLLABORATION AGREEMENT

BETWEEN

CYTOMX THERAPEUTICS, INC.

AND

IMMUNOGEN, INC.

JANUARY 8, 2014

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	5.2.	Filing, Prosecution and Maintenance of Patent Rights	28

	5.3.	Joint Research Agreement	32

6.	CONFIDENTIALITY		32

	6.1.	Confidentiality	32

	6.2.	Authorized Disclosure	32

	6.3.	Public Announcements; Publications	34

7.	REPRESENTATIONS AND WARRANTIES		35

	7.1.	Mutual Representations and Warranties	35

	7.2.	Representations and Warranties of CytomX	36

	7.3.	Representations and Warranties of ImmunoGen	37

	7.4.	Government Approvals	37

	7.5.	Further Covenants	38

	7.6.	Representation by Legal Counsel	38

	7.7.	Warranty Disclaimers	38

8.	TERM AND TERMINATION		38

	8.1.	Term	38

	8.2.	Termination by Either Party for Cause	38

	8.3.	Termination on Insolvency	39

	8.4.	Effects of Expiration or Termination	39

	8.5.	Effect of Expiration of this Agreement	41

	8.6.	Remedies	41

	8.7.	Survival of Certain Obligations	42

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE		42

	9.1.	No Consequential Damages	42

	9.2.	Indemnification by ImmunoGen	42

	9.3.	Indemnification by CytomX	43

	9.4.	Procedure	43

	9.5.	Insurance	44

10.	MISCELLANEOUS		45

	10.1.	Assignment	45

	10.2.	Further Actions	45

	10.3.	Force Majeure	45

	10.4.	Notices	45

	10.5.	Amendment	46

	10.6.	Waiver	46

	10.7.	Severability	46

	10.8.	Descriptive Headings	47

	10.9.	Dispute Resolution	47

	10.10.	Patent Disputes and Disputes Relating to Article 6	49

	10.11.	Governing Law	50

	10.12.	Entire Agreement	50

	10.13.	Purpose and Scope	50

	10.14.	Counterparts	50

	10.15.	No Third Party Rights or Obligations	50

	10.16.	Interpretation	50

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBITS

Exhibit A – CytomX Research Program Target

Exhibit B – Form of Joint Press Release

Exhibit C – Form of License Agreement where CytomX is licensing the ImmunoGen Technology upon exercise of the CytomX Option

Exhibit D – Form of License where ImmunoGen is licensing the CytomX Technology upon exercise of an ImmunoGen Option

Exhibit E – Form of Work Plan

Exhibit F – Representatives to the Joint Research Committee

Schedule 1.104 – List of Cytotoxic Compound Patent Rights

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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RESEARCH COLLABORATION AGREEMENT

This Research Collaboration Agreement (the “Agreement”) is entered into as of January 8, 2014 (the “Effective Date”), by and between CytomX Therapeutics, Inc., a corporation organized and existing under the laws of Delaware and having a place of business at 343 Oyster Point Blvd., Suite 100, South San Francisco, California, 94080 United States (“CytomX”) and ImmunoGen, Inc., a corporation organized and existing under the laws of Massachusetts and having a p lace of business at 830 Winter Street, Waltham, Massachusetts, 02451 (“ImmunoGen”). CytomX and ImmunoGen may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen is engaged in the development of novel, targeted anti-cancer therapeutic products using tumor-targeting monoclonal antibodies to deliver cancer-cell killing agents and has developed and owns proprietary rights to certain Cytotoxic Compound and Linker (both as defined below) technology;

WHEREAS, CytomX has developed and owns proprietary rights to certain technology relating to a proprietary platform to enable the development of fully recombinant, protease-activated monoclonal antibodies, including Probodies (as defined below); and

WHEREAS, ImmunoGen and CytomX desire to collaborate to discover and research novel Probodies and Probody drug conjugates active against certain designated targets and to provide for each Party to further research, develop, manufacture and commercialize Probody drug conjugates, as provided for herein.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

When used in this Agreement, the following capitalized terms shall have the meanings set forth in this Article 1.

1.1. “ADC” means a compound that incorporates, is comprised of or is otherwise derived from an Antibody (or other cell-binding moiety) conjugated to a Payload using a Linker, other than a PDC.

1.2. “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), provided, however, that the term “Affiliate” shall not include subsidiaries or other entities in which a Party or its Affiliates owns a majority of the ordinary voting

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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power necessary to elect a majority of the board of directors or other managing authority, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect. A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.3. “Agreement PDC” means any PDC created or developed in the course of the Research Program.

1.4. “Agreement Probody” means any Probody that is created or developed in the course of the Research Program to Target a Research Program Target.

1.5. “Alliance Manager” is defined in Section 2.5 hereof.

1.6. “Antibody” means a molecule which comprises or contains: (a) one or more immunoglobulin variable domains; or (b) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including but not limited to antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide. For clarity, as used in this Agreement, the term “Antibody” shall not include Probodies or PDCs.

1.7. “Applicable Law” means the laws, statutes, rules, regulations, guidelines, or other requirements that may be in effect from time to time and apply to a particular activity contemplated hereby, including any such laws, statutes, rules, regulations, guidelines or other requirements of the FDA or the EMA or any applicable securities regulatory authorities or national securities exchanges or securities listing organizations.

1.8. “Bankruptcy Code” is defined in Section 3.3 hereof.

1.9. “Binding Obligation” means, with respect to a Party (a) any oral or written agreement or arrangement that binds or legally affects such Party’s operations or property, including any assignment, license agreement, loan agreement, guaranty, or financing agreement; (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

1.10. Business Day” means a day other than a Saturday, a Sunday or other day on which banking institutions in Boston, Massachusetts or San Francisco, California are required to be closed or are actually closed with legal authorization.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.11. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

1.12. “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

1.13. “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances.

1.14. “Confidential Information” of a Party means (a) with respect to ImmunoGen, (i) the identity of the ImmunoGen Research Program Targets and (ii) the identification by ImmunoGen of any Target proposed by CytomX to be a Replacement Target as an ImmunoGen Excluded Target, (b) with respect to CytomX, (i) the identity of the CytomX Research Program Target and (ii) the identification by CytomX of any Target proposed by ImmunoGen to be a Replacement Target as a CytomX Excluded Target, and (c) with respect to both Parties, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business or objectives, that is communicated in any way or form by or on behalf of such Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) or to any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors (collectively, “Representatives”), either prior to or after the Effective Date of this Agreement (including any information disclosed pursuant to the Confidentiality Agreement), and whether or not such Know-How or other information is identified as confidential at the time of disclosure. The terms and conditions of this Agreement shall be deemed to be the Confidential Information of each Party. Confidential Information within the CytomX Program Technology shall be deemed to be the Confidential Information of CytomX. Confidential Information within the ImmunoGen Program Technology shall be deemed to be the Confidential Information of ImmunoGen. Confidential Information within the Joint Improvements shall be deemed to be the Confidential Information of each Party. Certain other information is designated as Confidential Information throughout this Agreement and is included in this definition.

1.15. “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement between the Parties effective as of March 21, 2013.

1.16. “Conjugation Probody Platform Improvements” is defined in Section 1.104 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.17. “Control” or “Controlled” means, with respect to any (a) item of information, including Know-How, (b) intellectual property right, or (c) Proprietary Material, the possession (whether by ownership interest or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party access to or a license under such item, right or material, as provided herein, without violating the terms of any agreement or other arrangements with any Third Party.

1.18. “Covered Results” is defined in Section 6.3.2 hereof.

1.19. “CytomX Activities” means the Work Plan Activities that are to be undertaken by CytomX or its Affiliates.

1.20. “CytomX Agreement PDCs” means Agreement PDCs that Target the CytomX Research Program Target.

1.21. “CytomX Background Technology” means any Proprietary Material, Patent Right, Know-How or other intellectual property right that is (a) owned or Controlled by CytomX or any Affiliate of CytomX and (b) exists as of and/or was conceived prior to the Effective Date or is developed or obtained by CytomX or any of its Affiliates independently of this Agreement without the use of ImmunoGen’s Confidential Information. For purposes of clarity, CytomX Background Technology includes CytomX Proprietary Materials, but does not include Agreement PDCs or ImmunoGen Probodies, although the Parties acknowledge that CytomX Background Technology may be incorporated into Agreement PDCs and ImmunoGen Probodies.

1.22. “CytomX Excluded Target” means any Target as to which (a) CytomX or an Affiliate of CytomX is pursuing a CytomX Internal Program with respect to such Target, (b) CytomX has granted, or is obligated to grant, an option or license to a Third Party under any [***] or [***] by CytomX that are necessary or useful for the development, manufacture, use or sale of any compound or product that [***] (as used in this definition, a “Third Party Right”), (c) CytomX has entered into a [***] agreement or [***] with a Third Party that is in effect as of the date of CytomX’s receipt of a Proposed Target Notice from ImmunoGen, that [***] CytomX from [***] the [***] in the [***] or [***] to [***] a [***] for the [***] on the terms and conditions of this Agreement or (d) CytomX is in [***] discussions with a Third Party with respect to [***] in which confidential information has been shared under the terms of a written confidential disclosure agreement entered into by CytomX and such Third Party within the [***]-day period immediately preceding the date of CytomX’s receipt of the applicable Proposed Target Notice from ImmunoGen. A Target shall be deemed a CytomX Excluded Target only so long as it satisfies the foregoing definition.

1.23. “CytomX Indemnified Party” is defined in Section 9.2 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.24. “CytomX Internal Product Candidate” means any cell-binding agent (which may or may not be a Probody), which may be unconjugated or conjugated to a cell-killing or cell-modulating agent (other than a Cytotoxic Compound).

1.25. “CytomX Internal Program” means a bona fide internal research, development or commercialization undertaken by CytomX with respect to a Target, with respect to which [***].

1.26. “CytomX License Agreement” means the written license agreement in the form of Exhibit C attached hereto that will be entered into by the Parties upon CytomX’s exercise of the CytomX Option.

1.27. “CytomX Licensed Intellectual Property” means any and all intellectual property (including Patent Rights and Know-How) owned or Controlled by CytomX, including the CytomX Technology, that is necessary or useful for ImmunoGen to conduct the ImmunoGen Activities. Notwithstanding the foregoing, CytomX Licensed Intellectual Property shall not include Tools.

1.28. “CytomX Licensed Product” means a PDC having a Payload that is a Cytotoxic Compound and Targeting a CytomX Licensed Target.

1.29. “CytomX Licensed Target” is defined in Section 3.2.3 hereof.

1.30. “CytomX Option” is defined in Section 3.2.1 hereof.

1.31. “CytomX Option Exercise Cut-Off Date” is defined in Section 3.2.2 hereof.

1.32. “CytomX Option Exercise Date” is defined in Section 3.2.2 hereof.

1.33. “CytomX Patent Right” means any Patent Right comprised in the CytomX Technology.

1.34. “CytomX Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which are employees, agents or independent contractors of CytomX or any of its Affiliates.

1.35. “CytomX Proprietary Materials” means biological materials (including any Probodies, Masks or Substrates) and other tangible research materials owned or Controlled by CytomX and provided by CytomX to ImmunoGen under this Agreement. Agreement PDCs and ImmunoGen Probodies, in and of themselves, will not be considered to be CytomX Proprietary Materials, although the Parties acknowledge that CytomX Proprietary Materials may be incorporated into Agreement PDCs and ImmunoGen Probodies.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.36. “CytomX Research Program Target” means the Target selected by CytomX (other than an ImmunoGen Excluded Target) for inclusion in the Research Program in accordance with Section 2.1 hereof. A Target ceases to be a CytomX Research Program Target once (a) it has become the subject of a Development and Commercialization License in accordance with Section 3.2.2 hereof or (b) it has been dropped from the Research Program in accordance with Section 2.1.3 hereof.

1.37. “CytomX TAP Platform Improvements” means any TAP Platform Improvements (other than TAP Platform Improvements comprised in the Joint Program Technology) the inventors of which (alone or with others) area employees of, or others obligated to assign inventions to, CytomX or any of its Affiliates or Permitted Third Party Service Providers pursuant to the conduct of the Research Program.

1.38. “CytomX Technology” means, collectively, the CytomX Background Technology and the CytomX Program Technology.

1.39. “Cytotoxic Compound” means [***] Compounds and [***] Compounds.

1.40. “Development and Commercialization License” means a license under the intellectual property rights (including Patent Rights and Know-How) owned or Controlled by the licensor Party with respect to the Research Program Target specified in the applicable Option Exercise Notice as set forth in the applicable License Agreement.

1.41. “Disclosing Party” is defined in Section 1.14 hereof.

1.42. “Disclosure Letter” has the meaning ascribed to such term, with respect to each Development and Commercialization License, as set forth in the applicable License Agreement.

1.43. “Dispute” is defined in Section 10.9 hereof.

1.44. “Effective Date” is defined in the introduction to this Agreement.

1.45. “EMA” means the European Medicines Agency, or any successor agency thereto.

1.46. “Field” means all human therapeutic, prophylactic and diagnostic uses.

1.47. “FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended, and the rules and regulations promulgated thereunder.

1.48. “FDA” means the United States Food and Drug Administration or any successor agency thereto.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.49. “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.50. “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.51. “[***] Compounds” means [***].

1.52. “ImmunoGen Activities” means the Work Plan Activities that are to be undertaken by ImmunoGen or its Affiliates.

1.53. “ImmunoGen Agreement PDCs” means Agreement PDCs that Target the ImmunoGen Research Program Target(s).

1.54. “ImmunoGen Background Technology” means any Proprietary Material, Patent Right, Know-How or other intellectual property right that is (a) owned or Controlled by ImmunoGen or any Affiliate of ImmunoGen and (b) exists as of and/or was conceived prior to the Effective Date or is developed or obtained by ImmunoGen or any of its Affiliates independently of this Agreement and without the use of CytomX’s Confidential Information. For purposes of clarity, ImmunoGen Background Technology includes ImmunoGen Proprietary Materials, but does not include Agreement PDCs, although the Parties acknowledge that ImmunoGen Background Technology may be incorporated into Agreement PDCs.

1.55. “ImmunoGen Excluded Target” means any Target as to which (a) ImmunoGen or an Affiliate of ImmunoGen is pursuing an ImmunoGen Internal Program with respect to such Target, (b) ImmunoGen has granted, or is obligated to grant, an option or license to a Third Party under any [***] or [***] by ImmunoGen that are necessary or useful for the development, manufacture, use or sale of any compound or product that [***] (as used in this definition, a “Third Party Right”), (c) ImmunoGen has entered into a [***] agreement or [***] with a Third Party that is in effect as of the date of ImmunoGen’s receipt of a Proposed Target Notice from CytomX, that [***] ImmunoGen from [***] the [***] in the [***] or [***] to [***] a [***] for the [***] on the terms and conditions of this Agreement, (d) ImmunoGen is in [***] discussions with a Third Party with respect to a [***] in which [***] has been shared under the terms of a written confidential disclosure agreement entered into by ImmunoGen and such Third Party within the [***]-day period immediately preceding the date of ImmunoGen’s receipt of the applicable Proposed Target Notice from CytomX or (e) [***]. A Target shall be deemed an ImmunoGen Excluded Target only so long as it satisfies the foregoing definition.

1.56. “ImmunoGen Indemnified Party” is defined in Section 9.3 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.57. “ImmunoGen Internal Product Candidate” means any cell-binding agent (other than a Probody), which may be unconjugated or conjugated to a cell-killing or cytostatic agent (which may or may not be a Cytotoxic Compound).

1.58. “ImmunoGen Internal Program” means a bona fide internal research, development or commercialization undertaken by ImmunoGen with respect to a Target, with respect to which[***]

1.59. “ImmunoGen License Agreement” means the written license agreement in the form of Exhibit D attached hereto that will be entered into by the Parties upon ImmunoGen’s exercise of each ImmunoGen Option.

1.60. “ImmunoGen Licensed Intellectual Property” means any and all intellectual property (including Patent Rights and Know-How) owned or Controlled by ImmunoGen, including the ImmunoGen Technology, that is necessary or useful for CytomX to conduct the CytomX Activities.

1.61. “ImmunoGen Licensed Product” means a PDC having a Payload that is a Cytotoxic Compound and Targeting an ImmunoGen Licensed Target.

1.62. “ImmunoGen Licensed Target” is defined in Section 3.1.3 hereof.

1.63. “ImmunoGen Option” is defined in Section 3.1.1 hereof.

1.64. “ImmunoGen Option Exercise Cut-Off Date” is defined in Section 3.1.2 hereof.

1.65. “ImmunoGen Option Exercise Date” is defined in Section 3.1.2 hereof.

1.66. “ImmunoGen Patent Right” means any Patent Right comprised in the ImmunoGen Technology.

1.67. “ImmunoGen Probody(ies)” means the Agreement Probody(ies) Targeting the ImmunoGen Research Program Targets.

1.68. “ImmunoGen Probody Platform Improvements” means any Probody Platform Improvements (other than Probody Platform Improvements comprised in the Joint Program Technology) the inventors of which (alone or with others) area employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates or Permitted Third Party Service Providers pursuant to the conduct of the Research Program.

1.69. “ImmunoGen Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which are employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.70. “ImmunoGen Proprietary Materials” means any chemical (including any Cytotoxic Compounds), biological (including any Antibodies) and other tangible research materials owned or Controlled by ImmunoGen and provided by ImmunoGen to CytomX under this Agreement. Agreement PDCs, in and of themselves, will not be considered to be ImmunoGen Proprietary Materials, although the Parties acknowledge that ImmunoGen Proprietary Materials may be incorporated into Agreement PDCs.

1.71. “ImmunoGen Research Program Target” means a Target selected by ImmunoGen (other than a CytomX Excluded Target) for inclusion in the Research Program in accordance with Section 2.1 hereof. A Target ceases to be an ImmunoGen Research Program Target once (a) it has become the subject of a Development and Commercialization License in accordance with Section 3.1.2 hereof or (b) it has been dropped from the Research Program in accordance with Section 2.1.3 hereof.

1.72. “ImmunoGen Technology” means, collectively, the ImmunoGen Background Technology and the ImmunoGen Program Technology.

1.73. “Improvement” is defined in Section 1.104 hereof.

1.74. “IND” means an Investigational New Drug Application, as defined in the FD&C Act, that is required to be filed with the FDA before beginning clinical testing of a Licensed Product in human subjects, or an equivalent foreign filing.

1.75. “Indemnified Party” is defined in Section 9.4.1 hereof.

1.76. “Indemnifying Party” is defined in Section 9.4.1 hereof.

1.77. “Independent Patent Counsel” means an outside patent counsel reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5)-year period preceding the dispute, performing legal services of any nature for either of the Parties or their respective Affiliates and which did not, at any time, employ either of the Parties’ chief patent counsels (or persons with similar responsibilities).

1.78. “Insolvency Event” means the occurrence of any of the following: (a) a case is commenced by or against a Party under applicable bankruptcy, insolvency or similar laws, and is not dismissed within ninety (90) days, (b) a Party files for or is subject to the institution of bankruptcy, reorganization, liquidation, receivership or similar proceedings, (c) a Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for a Party’s business, (e) a substantial portion of a Party’s business is subject to attachment or similar process, or (f) anything analogous to any of the events described in the foregoing clauses (a) through (e) occurs under the laws of any applicable jurisdiction.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.79. “Joint Patent Right” means any Patent Right comprised in the Joint Program Technology.

1.80. “Joint Program Technology” means any Program Technology the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.81. “Joint Research Committee” or “JRC” is defined in Section 2.4.1 hereof.

1.82. “Know-How” means any proprietary invention, discovery, data, information, process, method, technique, material, technology, result or other know-how, whether or not patentable.

1.83. “Liability” is defined in Section 9.2 hereof.

1.84. “License Agreement” means the CytomX License Agreement and/or the ImmunoGen License Agreement, as applicable.

1.85. “Licensed Product” has the meaning ascribed to such term in the License Agreement applicable to a particular Licensed Target.

1.86. “Licensed Target” means a CytomX Licensed Target or an ImmunoGen Licensed Target, as applicable.

1.87. “Linker” means any compound or composition that is useful for linking a cytotoxic or cytostatic moiety, including, without limitation, a Cytotoxic Compound, and a cell-binding moiety, including, without limitation, an Antibody or a Probody, together to form a conjugate of the cytotoxic or cytostatic moiety with the cell-binding moiety.

1.88. “Mask” means a peptide or polypeptide linked to an Antibody that is capable of inhibiting the specific binding of the Antibody to its Target.

1.89. “Material Breach” is defined in Section 8.2 hereof.

1.90. “[***] Compound” means [***].

1.91. “Non-Disclosing Party” is defined in Section 6.3.2 hereof.

1.92. “Notice of Dispute” is defined in Section 10.9.1 hereof.

1.93. “Option” means the CytomX Option and/or the ImmunoGen Options, as applicable.

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1.94. “Option Exercise Date” means the CytomX Option Exercise Date or the ImmunoGen Option Exercise Date, as applicable.

1.95. “Option Exercise Notice” means the written notice of exercise of an Option delivered by ImmunoGen to CytomX pursuant to Section 3.1.2 hereof or by CytomX to ImmunoGen pursuant to Section 3.2.2 hereof.

1.96. “Party” and “Parties” is defined in the introduction to this Agreement.

1.97. “Patent Committee” is defined in Section 5.2.4 hereof.

1.98. “Patent Rights” means any and all (a) patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) any other form of government-issued right substantially similar to any of the foregoing and (f) all United States and foreign counterparts of any of the foregoing.

1.99. “Payload” means a therapeutic cytotoxic or cytostatic compound, including, without limitation, a Cytotoxic Compound.

1.100. “PDC” means a compound that incorporates, is comprised of or is otherwise derived from, a Probody conjugated to a Payload using a Linker.

1.101. “Permitted Third Party Service Providers” is defined in Section 3.1.1 hereof.

1.102. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.103. “Probody” means an Antibody linked to a Substrate and a Mask that is claimed or covered by CytomX Technology.

1.104. “Probody Platform Improvements” means any Patent Right, Know-How or other intellectual property right that is an enhancement, improvement or modification (each, an “Improvement”) to the CytomX Technology invented by either Party or any of its Affiliates (or by a Third Party on behalf of either Party or its Affiliates) that is an Improvement to the composition of, or any method of using or method of making or any Tools for developing, any unconjugated Probody, Mask or Substrate (collectively, “Unconjugated Probody Platform Improvements”). Probody Platform Improvements

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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also include Improvements (a) to any of the analytical methods used for making, releasing and characterizing any Agreement PDCs that are necessary because of the presence of a Mask and/or Substrate, or (b) consisting of conjugation chemistry or conjugation methods that are necessary because of the presence of a Mask and/or Substrate (collectively, “Conjugation Probody Platform Improvements”). Agreement PDCs and ImmunoGen Probodies, in and of themselves, will not be considered to be Probody Platform Improvements, although the Parties acknowledge that Probody Platform Improvements may be incorporated into Agreement PDCs and ImmunoGen Probodies. [***] Cytotoxic Compound1[***] ADCs.

1.105. “Program Technology” means any and all intellectual property (including Patent Rights and Know-How) that either Party or any of its Affiliates or Permitted Third Party Service Providers (or any of their respective employees, agents or independent contractors), alone or with others, makes, creates, develops, discovers, conceives or first actually reduces to practice pursuant to the Research Program, including any Patent Rights related thereto. For purposes of clarity, all Agreement PDCs and ImmunoGen Probodies shall be deemed to be Program Technology.

1.106. “Proposed Target” means the Target identified in a Proposed Target Notice.

1.107. “Proposed Target Notice” means the written notice provided by one Party to the other Party pursuant to Section 2.1.1 or 2.1.3 hereof requesting that a Target be included in the Research Program as a Research Program Target or a Replacement Target.

1.108. “Proprietary Material” means any CytomX Proprietary Material or ImmunoGen Proprietary Material.

1.109. “Publishing Party” is defined in Section 6.3.2 hereof.

1.110. “Receiving Party” is defined in Section 1.14 hereof.

1.111. “Regulatory Approval” means any technical, medical, scientific or other license, registration, authorization or approval of any Regulatory Authority (including any approval of a New Drug Application or Biologic License Application) necessary for the development, manufacture or commercialization of a pharmaceutical product in any regulatory jurisdiction.

1.112. “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory jurisdiction, any agency, department, bureau, commission, council or other governmental entity with authority over the conduct of the Research Program and the Work Plan Activities.

[1]	[***] “Cytotoxic Compound” [***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.113. “Replacement Target” is defined in Section 2.1.2 hereof.

1.114. “Replacement Target Cut-Off Date” is defined in Section 2.1.2 hereof.

1.115. “Representatives” is defined in Section 1.14 hereof.

1.116. “Research Program” is defined in Section 2.2 hereof.

1.117. “Research Program Target” means a CytomX Research Program Target and/or an ImmunoGen Research Program Target, as applicable.

1.118. “Review Period” is defined in Section 6.3.2 hereof.

1.119. “[***]” means [***].

1.120. “Substrate” means a moiety that is linked to the Antibody and to the Mask of a Probody and is capable of being cleaved, reduced or photolysed.

1.121. “TAP Platform Improvements” means any Improvement to the ImmunoGen Technology invented by [***] or any of its Affiliates (or by a Third Party on behalf of [***] or its Affiliates) that is (a) an Improvement to the [***] of or [***] of [***] Cytotoxic Compound, (b) an Improvement to the [***] for [***] ADCs or PDCs (including, for example, [***] or [***] that create improvements in the yield of such conjugate), (c) an Improvement to the [***] of or [***] for [***], (d) an Improvement to any of the [***] used for [***] and [***] any Cytotoxic Compound, [***] ADCs or PDCs, or (e) an Improvement to the [***] of ADCs or PDCs. [***] PDCs, in and of themselves, will not be deemed to be TAP Platform Improvements, although the Parties acknowledge that TAP Platform Improvements may be incorporated into [***] PDCs.

1.122. “Target” means a protein described by a unique UniProtKB/Swiss Prot accession number (and all fragments, mutations and splice variants thereof) that is bound by a cell-binding agent.

1.123. “Target,” “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, where the molecule’s primary intended mechanism of action requires that it bind to the Target (or a portion thereof).

1.124. “Term” is defined in Section 8.1 hereof.

1.125. “Territory” means the entire world.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.126. “Third Party” means any Person other than CytomX, ImmunoGen or their respective Affiliates.

1.127. “Third Party Claims” is defined in Section 9.2 hereof.

1.128. “Tools” means [***] PDCs[***].

1.129. “Unauthorized Use” is defined in Section 2.10.3 hereof.

1.130. “Unconjugated Probody Platform Improvements” is defined in Section 1.104 hereof.

1.131. “Work Plan” is defined in Section 2.3.1 hereof.

1.132. “Work Plan Activities” is defined in Section 2.3.2 hereof.

1.133. “Work Plan Change” is defined in Section 2.3.3 hereof.

2.	RESEARCH PROGRAM.

2.1. Selection of Research Program Targets.

2.1.1. Research Project Targets. The Parties’ respective initial Research Program Targets are set forth on Exhibit A. Subject to Sections 2.1.2 and 2.1.3 hereof, CytomX is permitted to include one (1) Research Program Target in the Research Program at any given time, and ImmunoGen is permitted to include up to two (2) Research Program Targets in the Research Program at any given time. In no event will CytomX be required to engage in material activities under a Work Plan for more than one (1) ImmunoGen Research Program Target at a time.

2.1.2. Target Replacement Right. Each Party shall have the right to replace each of its initial Research Program Targets with another single Target (a “Replacement Target”), exercisable upon written notice to the other Party, at any time on or prior to the three (3)-year anniversary of the Effective Date (the “Replacement Target Cut-Off Date”), provided that neither Party may replace an initial Research Program Target with a Replacement Target once the Party has exercised its Option with respect to such initial Research Program Target. [***] PDC [***] A Replacement Target may not be a Target that is or was previously a Research Program Target of the other Party.

2.1.3. Availability of Replacement Target. If a Party desires to replace a Research Program Target with a Replacement Target, it shall provide the other Party with a Proposed Target Notice no later than the Replacement Target Cut-Off Date identifying both the Proposed Target and the existing Research Program

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Target to be replaced. Within [***] following the other Party’s receipt of a Proposed Target Notice, such other Party shall notify the Party requesting the Replacement Target in writing whether or not, as of the date of the other’s Party’s receipt of such Proposed Target Notice, the Proposed Target is a CytomX Excluded Target or an ImmunoGen Excluded Target, as applicable. If the other Party timely notifies the Party requesting the Replacement Target that the Proposed Target is not a CytomX Excluded Target or an ImmunoGen Excluded Target, as applicable, or if the other Party fails to timely provide any response to the Proposed Target Notice, then such Proposed Target shall thereafter automatically be considered a Research Program Target, the original Target (listed in Exhibit A) shall thereupon cease to be a Research Program Target for all purposes under this Agreement, and the Parties shall adopt a Work Plan for such new Research Program Target in accordance with Section 2.3.1 hereof.

2.1.4. Excluded Target Verification. Subject to the other terms of this Section, at the request of the Party submitting a Proposed Target Notice (which request may not be given more than [***] after the Proposed Target has been identified by the other Party as a CytomX Excluded Target or an ImmunoGen Excluded Target, as applicable), at any time during normal business hours within [***] of such other Party’s delivery to the requesting Party of written acknowledgement of such other Party’s receipt of such request, such other Party shall permit an independent law firm [***] to inspect (during regular business hours) the relevant records upon which the other Party based its determination that the Proposed Target was a CytomX Excluded Target or an ImmunoGen Excluded Target, as applicable, at the time of the other Party’s receipt of the Proposed Target Notice; provided that such other Party shall have sole discretion in determining which records will be made available to such law firm. Before permitting such law firm to have access to such records, the other Party may require such law firm to enter into a confidentiality agreement (in form and substance reasonably acceptable to both Parties) as to any confidential information that is to be provided to such law firm while conducting the verification contemplated hereby. The law firm shall be instructed to provide both Parties with a written report stating its conclusion as to whether the other Party’s determination that a Proposed Target was a CytomX Excluded Target or an ImmunoGen Excluded Target, as applicable, was correct within [***] after the completion of its inspection. Such law firm may not reveal to the requesting Party any other information learned in the course of such examination, including, without limitation, the basis for the other Party’s determination. The requesting Party agrees to treat all information disclosed to it in accordance with this Section as the other Party’s Confidential Information, except to the extent necessary for the requesting Party to enforce its rights under this Agreement. If the law firm’s report concludes that the other Party’s determination was correct, the requesting Party shall be responsible for paying all fees and expenses invoiced by the law firm. If the law firm’s report concludes

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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that the other Party’s determination was incorrect, (a) the requesting Party shall automatically be deemed to have delivered to the other Party another Proposed Target Notice for such Target as of the date of such determination, (b) the other Party shall be responsible for paying all reasonable fees and expenses invoiced by the law firm, and (c) if the date of such determination occurs after the Replacement Target Cut-Off Date set forth in Section 2.1.2 hereof, the Replacement Target Cut-Off Date shall be extended, with respect to such Proposed Target only, to the date of such determination. If the law firm’s report concludes that, based on the records provided to it by the other Party, it is unable to determine whether the other Party’s determination was correct or incorrect, such determination shall be deemed to be a Dispute, which shall be resolved in accordance with Section 10.9 hereof.

2.1.5. Exclusivity of Research Program Targets. During the Research Term, for each ImmunoGen Research Program Target, CytomX will not, and will cause its Affiliates not to[***] PDC [***] PDC [***]. During the Research Term, ImmunoGen will not, and will cause its Affiliates not to[***] ADC [***] ADC [***]. The foregoing shall not restrict either Party’s or their respective Affiliates’right to [***].

2.2. Scope and Conduct of the Research Program. Under the terms and conditions set forth herein, CytomX and ImmunoGen shall collaborate to conduct discovery and certain pre-clinical development activities to generate and validate Agreement Probodies and generate Agreement PDCs to the Research Program Targets (the “Research Program”). The Research Program shall be conducted in accordance with the Work Plan for each Research Program Target (as more fully provided in Section 2.3 hereof), and each Party shall use its Commercially Reasonable Efforts to perform all activities assigned to it and fulfill all of its obligations under each Work Plan. In addition, each Party shall conduct its activities under the Work Plan(s) in accordance with Applicable Law.

2.3. Work Plans.

2.3.1. Adoption of Work Plans. The Parties shall adopt a work plan (each a “Work Plan”) for each Research Program Target. Each Work Plan shall be approved by the JRC within [***] days of the Effective Date for the initial CytomX Research Program Target and the first initial ImmunoGen Research Program Target listed on Exhibit A hereof or as determined by the JRC with respect to the second initial ImmunoGen Research Program Target. Each Work Plan will be in the form of the sample Work Plan attached hereto as Exhibit E. For a Replacement Target that becomes a Research Program Target, a Work Plan shall be approved by the JRC within [***] days of the date on which such Replacement Target becomes a Research Program Target. Each Work Plan shall reference this Agreement and shall be subject to all of the provisions of this

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement, in addition to the specific details set forth in such Work Plan. To the extent any provisions of a Work Plan conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. If the Parties are unable to agree on a Work Plan within the specified time period, the JRC may specify the Work Plan, and all Disputes regarding the preparation or modification of any Work Plan (including the approval of any Work Plan Change) shall be resolved in accordance with Section 10.9 hereof.

2.3.2. Responsibilities. Each Work Plan shall set forth the services and the obligations and responsibilities assigned to each Party (collectively the “Work Plan Activities”), and shall include the following minimum terms:

(a) Each Party shall provide Antibodies Targeting the applicable Research Program Target at its own expense, which CytomX will use to generate a panel of Probodies that Target such Research Program Target. The amount of material to be provided by each Party will be specified in the applicable Work Plan. CytomX will provide the construction, expression and purification of all Agreement Probodies at its expense. [***].

(b) CytomX will investigate and validate each Agreement Probody in accordance with the applicable Work Plan.

(c) ImmunoGen will conjugate the Agreement Probodies to Linkers and Cytotoxic Compounds using the ImmunoGen Technology to generate a panel of Agreement PDCs in accordance with the applicable Work Plan. [***] PDCs [***] ADCs [***].

(d) Each Party will perform in vivo modeling and IND-enabling studies with respect to its own Agreement PDCs in accordance with the applicable Work Plan.

(e) Each Party that enters into a License Agreement covering that Party’s Agreement PDC(s) will develop and commercialize its Agreement PDC(s) as set forth in the applicable License Agreement.

(f) If, after completion of the ImmunoGen Activities under the Work Plan relating to the CytomX Agreement PDCs, CytomX requests that ImmunoGen provide additional services with respect to (i) process development, (ii) analytical method development, or (iii) manufacturing and/or supply of the CytomX Agreement PDCs for any GLP toxicology studies, then the Parties shall negotiate in good faith the terms of separate written agreements with respect to such activities.

2.3.3. Changes in Work Plans. Proposed changes to a Work Plan (“Work Plan Changes”) shall be subject to review and approval by the JRC. Each Work Plan

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Change shall then be written up in documentation setting forth the agreed changes to the applicable task, protocol, specifications, responsibility, timeline or other matter. As used in this Agreement, a Work Plan will be deemed to include any Work Plan Changes with respect thereto.

2.4. Governance of the Research Program.

2.4.1. Formation of the Joint Research Committee. CytomX and ImmunoGen hereby establish a “Joint Research Committee” (or “JRC”) to oversee and coordinate the activities of the Parties under this Agreement in regard to the Research Program. The JRC shall also serve as a forum to facilitate communications between the Parties regarding the Research Program. The JRC shall be comprised of three (3) representatives from each Party as appointed by such Party, with such representatives possessing appropriate expertise and seniority to carry out the Research Program. The initial members of the JRC for each Party are set forth in Exhibit F attached hereto. The JRC may change its size from time to time by mutual consent of its members. A Party may replace one or more of its representatives from time to time upon written notice to the other Party. The JRC shall exist until expiration or earlier termination of the Term, unless the Parties otherwise agree in writing.

2.4.2. Co-Chairpersons and Secretary of the Joint Research Committee. Each Party shall designate a co-chairperson of the JRC, and a secretary of the JRC shall be designated by agreement of the members of the JRC. A Party may change the designation of its co-chairperson from time to time upon written notice to the other Party. The co-chairpersons or their designees shall be responsible for scheduling meetings of the JRC, preparing agendas for meetings and sending to all JRC members notices of all regular meetings and agendas for such meetings at least [***] Business Days before such meetings. The co-chairpersons shall solicit input from both Parties regarding matters to be included on the agenda, and any matter either Party desires to have included on the agenda shall be included for discussion. Nothing herein shall be construed to prohibit the JRC from discussing or acting on matters not included on the applicable agenda. The secretary shall (a) record the minutes of the meeting, (b) circulate copies of meeting minutes to the Parties and each JRC member promptly following the meeting for review, comment and approval by the JRC members and (c) finalize approved meeting minutes. The co-chairpersons shall be members of the JRC but the secretary need not be a member of the JRC. The initial co-chairpersons are listed in Exhibit F hereof.

2.4.3. Meetings. The JRC shall meet at least three (3) times each Calendar Year (unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting, in which case the next JRC meeting shall also be

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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scheduled as agreed upon by the Parties) until it has been terminated in accordance with Section 2.4.1 hereof at dates and times mutually agreed by the JRC. The initial meeting of the JRC shall be held within [***] days after the Effective Date. Either Party may call a special meeting of the JRC on [***] days written notice to the other Party’s members of the JRC (or upon such shorter notice as exigent circumstances may require). Such written notice shall include an agenda for the special meeting. In-person meetings, including special meetings, of the JRC shall alternate between the offices of the Parties, unless otherwise agreed upon by the members of the JRC. Meetings of the JRC may be held telephonically or by video conference; provided, however, that at least [***] meetings per year shall be held in-person. Meetings of the JRC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting. Members of the JRC shall have the right to participate in and vote at meetings held by telephone or video conference. In addition, the JRC may act on any matter or issue without a meeting if it is documented in a written consent signed by each member of the JRC.

2.4.4. Responsibilities of the Joint Research Committee. The JRC shall be responsible for (a) planning and overseeing research under this Agreement, including establishing, reviewing and recommending modifications and updates to the Work Plans; (b) receiving and reviewing relevant data and other information obtained by either Party in connection with the Research Program and monitoring and reporting to the Parties on activities conducted pursuant to the Work Plans; (c) resolving Disputes between the Parties; and (d) such other functions as expressly specified hereunder or as agreed by the Parties.

2.4.5. Decisions by [***]. All decisions of the JRC shall be made by [***]. If the JRC cannot or does not reach [***] on a matter within the purview of the JRC, then such Dispute shall be resolved in accordance with Section 10.9 hereof.

2.5. Alliance Managers. In addition to the foregoing governance provisions, each of the Parties shall appoint a single individual to serve as that Party’s alliance manager (“Alliance Manager”). The role of each Alliance Manager will be to participate and otherwise facilitate the relationship between the Parties as established by this Agreement. A Party may replace its Alliance Manager from time to time upon written notice to the other Party.

2.6. Conformance with Law. Each Party shall perform and discharge its obligations under this Agreement and the Research Program in conformance with (a) professional standards and practices, (b) this Agreement and the Work Plan(s) and (c) all Applicable Laws. Without limiting the generality of the foregoing, each Party shall retain all records relating to its performance of this Agreement and the Work Plan(s) for the time periods required by Applicable Laws.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.7. Personnel Matters. Each Party acknowledges and agrees that it is solely responsible for the compensation of its personnel assigned to the Work Plan activities, and shall be responsible for withholding all national, state, local or other applicable taxes and similar items for such personnel.

2.8. Debarment Certification. Neither Party nor any Person employed or retained to perform services by either Party has been debarred under Section 306(a) or (b) of the FD&C Act or any comparable provision of foreign law and no debarred Person shall in the future be employed or retained to perform services by either Party in connection with any work to be performed for or on behalf of the other Party. If, at any time after execution of this Agreement, either Party becomes aware that such Party or any Person employed or retained to perform services by such Party in connection with any work performed for or on behalf of such Party is, or is in the process of being, debarred, such Party shall so notify the other Party immediately.

2.9. Records. Each Party shall prepare, complete and accurate written records, accounts, notes, reports and data of the Work Plan activities and its performance under this Agreement and the Work Plan(s), in a form and of quality reasonably acceptable to both Parties.

2.10. Transfer and Use of Proprietary Materials.

2.10.1. Transfer. From time to time, pursuant to a Work Plan, or otherwise, ImmunoGen may provide CytomX with ImmunoGen Proprietary Materials and Agreement PDCs and CytomX may provide ImmunoGen with CytomX Proprietary Materials and Agreement Probodies. Each Party’s Proprietary Materials, Agreement PDCs and Agreement Probodies are provided by such Party on an “as-is” basis without representation or warranty of any type, express or implied, including any representation or warranty of merchantability, non-infringement, title or fitness for a particular purpose, each of which is hereby disclaimed by such providing Party.

2.10.2. Use of Proprietary Materials. Each Party shall use the other Party’s Proprietary Materials (including, without limitation, the other Party’s Proprietary Materials incorporated into Agreement PDCs and Agreement Probodies) solely in connection with conducting the specific activities under this Agreement for which such other Party’s Proprietary Materials are provided to the receiving Party, including, if applicable, the provisions of any specific Work Plan under which such Proprietary Materials are provided, and for no other purpose. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement or in any applicable Work Plan, neither Party shall make or attempt to make analogues, progeny or derivatives of, or modifications to, the other Party’s Proprietary Materials, using the other Party’s Confidential Information or the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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tangible materials provided by the other Party, and each Party shall not use the other Party’s Proprietary Materials for the benefit of any Third Party or of its own internal research programs outside of the Research Program or as otherwise licensed to the other Party under a Development and Commercialization License. Each Party shall comply with all Applicable Laws regarding the handling and use of the other Party’s Proprietary Materials. Each Party agrees to retain possession over the other Party’s Proprietary Materials and not to provide the other Party’s Proprietary Materials to any Third Party without the providing Party’s prior written consent, except as required to perform the Research Program.

2.10.3. Unauthorized Use of Confidential Information and Proprietary Materials. In the event that either Party uses the other Party’s Confidential Information or Proprietary Materials (including, without limitation, the other Party’s Proprietary Materials incorporated into Agreement PDCs and Agreement Probodies) for any purpose other than the purposes authorized herein (an “Unauthorized Use”), the results of such Unauthorized Use, and any discoveries or inventions that arise from such Unauthorized Use, whether patentable or not, shall belong solely and exclusively to the Party providing its Confidential Information or Proprietary Materials. If required in order to perfect or enforce a Party’s ownership of such results, discoveries or inventions, each hereby assigns and agrees to assign to the other Party all of its right, title and interest in and to all such results, discoveries or inventions made through the Unauthorized Use with the other Party’s Confidential Information or Proprietary Materials. Each Party agrees to cooperate with the other Party, and to execute and deliver any and all documents that the providing Party reasonably deems necessary, to perfect and enforce its rights hereunder.

3.	OPTION FOR LICENSE AND COMMERCIAL LICENSE GRANTS.

3.1. Grants to ImmunoGen.

3.1.1. Research License and Option Grants. Subject to the terms and conditions of this Agreement, CytomX hereby grants to ImmunoGen during the Term (a) a non-exclusive, non-sublicensable (except to Affiliates and Permitted Third Party Service Providers), non-transferable (except as expressly permitted by this Agreement), royalty-free license under the CytomX Licensed Intellectual Property for the sole purpose of conducting the ImmunoGen Work Plan Activities in the Territory, and (b) an exclusive option (each, an “ImmunoGen Option”) to obtain a Development and Commercialization License with respect to up to two (2) Research Program Targets as set forth in Section 3.1.2. ImmunoGen shall have the right to engage one or more Affiliates or Third Parties (the latter being referred to as “Permitted Third Party Service Providers”) as subcontractors to perform some or all of the ImmunoGen Activities; provided that (i) ImmunoGen shall [***] and (ii) ImmunoGen shall [***].

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.2. Exercise of each ImmunoGen Option. On an ImmunoGen Research Program Target-by-ImmunoGen Research Program Target basis, each of the ImmunoGen Options may be separately exercised by ImmunoGen at any time during the Term, but in each case no later than one hundred eighty-two (182) days after the first dosing of any animal in the first IND-enabling GLP toxicology study of the applicable ImmunoGen Agreement PDC (each, the “ImmunoGen Option Exercise Cut-Off Date”), by providing CytomX with an Option Exercise Notice (the date of CytomX’s receipt of any such Option Exercise Notice, the “ImmunoGen Option Exercise Date”). If ImmunoGen does not provide CytomX with an Option Exercise Notice with respect to any Research Program Target during the Term and prior the ImmunoGen Option Exercise Cut-Off Date, then the applicable Target shall no longer be considered an ImmunoGen Research Program Target. Notwithstanding the foregoing, the ImmunoGen Option Exercise Cut-Off Date with respect to each of the first two (2) ImmunoGen Research Program Targets shall be the [***] day after the Replacement Target Cut-Off Date if ImmunoGen has not notified CytomX on or prior to the Replacement Target Cut-Off Date of its intention to replace such ImmunoGen Research Program Target with a Replacement Target in accordance with Sections 2.1.2 and 2.1.3 hereof.

3.1.3. Development and Commercialization License. Subject to the terms and conditions of this Agreement, on a Research Program Target-by-Research Program Target basis and effective on the ImmunoGen Option Exercise Date for such Research Program Target, (a) the Licensed Intellectual Property (as defined in the ImmunoGen License Agreement) shall be licensed by CytomX to ImmunoGen with respect to the Research Program Target specified in the Option Exercise Notice (each, an “ImmunoGen Licensed Target”) on the terms and subject to the conditions set forth in the ImmunoGen License Agreement, and (b) the foregoing Development and Commercialization License shall be effective as of the ImmunoGen Option Exercise Date. CytomX shall deliver to ImmunoGen, within ten (10) Business Days following the ImmunoGen Option Exercise Date, an ImmunoGen License Agreement executed on behalf of CytomX in which CytomX has (i) inserted the name and unique UniProtKB/Swiss Prot accession number of the applicable ImmunoGen Licensed Target in Schedule A of the ImmunoGen License Agreement, and (ii) inserted the ImmunoGen Option Exercise Date as the effective date of the ImmunoGen License Agreement. If either Party fails to deliver an executed copy of the ImmunoGen License Agreement as described above, CytomX shall nevertheless be deemed to have granted ImmunoGen the rights with respect to the ImmunoGen Licensed Target consistent with the ImmunoGen License Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.4. Rescission of Exercise of ImmunoGen Option. Anything contained in this Agreement to the contrary notwithstanding, if, in connection with ImmunoGen’s exercise of an ImmunoGen Option, CytomX delivers to ImmunoGen a Disclosure Letter within [***] of CytomX’s receipt of the applicable Option Exercise Notice, then ImmunoGen shall be entitled to rescind the exercise of such ImmunoGen Option by delivering to CytomX written notice of such rescission within [***] of ImmunoGen’s receipt of the Disclosure Letter. Any failure by CytomX to deliver a Disclosure Letter to ImmunoGen within the applicable [***] period described above shall be deemed a waiver of CytomX’s right to qualify its representations and warranties in the applicable ImmunoGen License Agreement by any information CytomX may have intended to include in the Disclosure Letter. If CytomX delivers the Disclosure Letter on a timely basis, then any failure by ImmunoGen to deliver a rescission notice to CytomX within the applicable [***] period described above shall be deemed a waiver of ImmunoGen’s right to rescind the exercise of such ImmunoGen Option pursuant to this Section 3.1.4, and CytomX’s representations and warranties in the applicable ImmunoGen License Agreement shall be qualified by any information contained in such Disclosure Letter. If an ImmunoGen Option is rescinded pursuant to this Section 3.1.4, then such ImmunoGen Option shall remain outstanding in accordance with its original terms; provided, however, that:

(a) if the Replacement Target Cut-Off Date occurs within the period beginning on the applicable ImmunoGen Option Exercise Date and ending on the [***] after ImmunoGen’s delivery of the rescission notice to CytomX, then anything set forth in this Agreement to the contrary notwithstanding, ImmunoGen shall have the right to replace the applicable ImmunoGen Research Program Target with a Replacement Target, subject to the terms and conditions set forth in Sections 2.1.2 and 2.1.3 hereof; and

(b) if the applicable ImmunoGen Option Exercise Cut-Off Date occurs within the period beginning on the applicable ImmunoGen Option Exercise Date and ending on the [***] after ImmunoGen’s delivery of the rescission notice to CytomX, then anything set forth in this Agreement to the contrary notwithstanding, ImmunoGen shall have the right to exercise the applicable ImmunoGen Option for the same ImmunoGen Research Program Target or, as contemplated by clause (a) above, a different ImmunoGen Research Program Target, within [***] (or such longer period as may be mutually agreed to in writing by the Parties) after ImmunoGen’s delivery of the rescission notice to CytomX.

3.1.5. License to CytomX TAP Platform Improvements. CytomX, on behalf of itself and its Affiliates, hereby grants to ImmunoGen a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free worldwide license under

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CytomX’s interest in any CytomX TAP Platform Improvements, including, without limitation, any Patent Rights claiming such CytomX TAP Platform Improvements, to exploit such CytomX TAP Platform Improvements (a) for any purpose other than developing, manufacturing, using or commercializing PDCs and (b) for any purpose outside of the Field. Except in connection with the performance of the CytomX Activities under the Work Plans related to the ImmunoGen Research Program Targets, nothing in this Agreement shall be construed as obligating CytomX to [***] or any of its Affiliates or any Third Party [***].

3.2. Grants to CytomX.

3.2.1. Research License and Option Grant. Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to CytomX during the Term (a) a non-exclusive, non-sublicensable (except to Affiliates and Permitted Third Party Service Providers), non-transferable (except as expressly permitted by this Agreement) royalty-free license under the ImmunoGen Licensed Intellectual Property for the sole purpose of conducting the CytomX Work Plan Activities in the Territory, and (b) an exclusive option (the “CytomX Option”) to obtain a Development and Commercialization License with respect to one (1) CytomX Research Program Target as set forth in Section 3.3.2. CytomX shall have the right to engage one or more Affiliates or Permitted Third Party Service Providers as subcontractors to perform some or all of the CytomX Activities; provided that (i) CytomX shall [***] and (ii) CytomX shall [***].

3.2.2. Exercise of the CytomX Option. The CytomX Option may be exercised by CytomX at any time during the Term, but in no event later than one hundred eighty-two (182) days after the first dosing of any animal in the first IND-enabling GLP toxicology studies of the applicable CytomX Agreement PDC (the “CytomX Option Exercise Cut-Off Date”), by providing ImmunoGen with an Option Exercise Notice (the date of ImmunoGen’s receipt of the Option Exercise Notice, the “CytomX Option Exercise Date”). If CytomX does not provide ImmunoGen with an Option Exercise Notice with respect to its Research Program Target during the Term and prior to the CytomX Option Exercise Cut-Off Date, then the applicable Target shall no longer be considered a CytomX Research Program Target. Notwithstanding the foregoing, the CytomX Option Exercise Cut-Off Date with respect to the CytomX Research Program Target shall be the [***] day after the Replacement Target Cut-Off Date if CytomX has not notified ImmunoGen on or prior to the Replacement Target Cut-Off Date of its intention to replace such CytomX Research Program Target with a Replacement Target in accordance with Sections 2.1.2 and 2.1.3 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.2.3. Development and Commercialization License. Subject to the terms and conditions of this Agreement, effective on the CytomX Option Exercise Date for its Research Program Target, (a) the Licensed Intellectual Property (as defined in the CytomX License Agreement) shall be licensed by ImmunoGen to CytomX with respect to the Research Program Target specified in the Option Exercise Notice (the “CytomX Licensed Target”) on the terms and subject to the conditions set forth in the CytomX License Agreement, and (b) the foregoing license shall be effective as of the CytomX Option Exercise Date. ImmunoGen shall deliver to CytomX, within [***] following the CytomX Option Exercise Date, a CytomX License Agreement executed on behalf of ImmunoGen in which ImmunoGen has (i) inserted the name and unique UniProtKB/Swiss Prot accession number of the applicable Licensed Target in Schedule A of the CytomX License Agreement, and (ii) inserted the CytomX Option Exercise Date as the effective date of the CytomX License Agreement. If either Party fails to deliver an executed copy of the CytomX License Agreement as described above, ImmunoGen shall nevertheless be deemed to have granted CytomX the rights with respect to the CytomX Licensed Target consistent with the CytomX License Agreement.

3.2.4. Rescission of Exercise of CytomX Option. Anything contained in this Agreement to the contrary notwithstanding, if, in connection with CytomX’s exercise of the CytomX Option, ImmunoGen delivers to CytomX a Disclosure Letter within [***] of ImmunoGen’s receipt of the applicable Option Exercise Notice, then CytomX shall be entitled to rescind the exercise of the CytomX Option by delivering to ImmunoGen written notice of such rescission within [***] of CytomX’s receipt of the Disclosure Letter. Any failure by ImmunoGen to deliver a Disclosure Letter to CytomX within the applicable [***] period described above shall be deemed a waiver of ImmunoGen’s right to qualify its representations and warranties in the CytomX License Agreement by any information ImmunoGen may have intended to include in the Disclosure Letter. If ImmunoGen delivers the Disclosure Letter on a timely basis, then any failure by CytomX to deliver a rescission notice to ImmunoGen within the applicable [***] period described above shall be deemed a waiver of CytomX’s right to rescind the exercise of the CytomX Option pursuant to this Section 3.2.4, and ImmunoGen’s representations and warranties in the CytomX License Agreement shall be qualified by any information contained in such Disclosure Letter. If the CytomX Option is rescinded pursuant to this Section 3.2.4, then the CytomX Option shall remain outstanding in accordance with its original terms; provided, however, that:

(a) if the Replacement Target Cut-Off Date occurs within the period beginning on the CytomX Option Exercise Date and ending on the [***] after CytomX’s delivery of the rescission notice to ImmunoGen, then

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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anything set forth in this Agreement to the contrary notwithstanding, CytomX shall have the right to replace the CytomX Research Program Target with a Replacement Target, subject to the terms and conditions set forth in Sections 2.1.2 and 2.1.3 hereof; and

(b) if the CytomX Option Exercise Cut-Off Date occurs within the period beginning on the CytomX Option Exercise Date and ending on the [***] after CytomX’s delivery of the rescission notice to ImmunoGen, then anything set forth in this Agreement to the contrary notwithstanding, CytomX shall have the right to exercise the CytomX Option for the same CytomX Research Program Target or, as contemplated by clause (a) above, a different ImmunoGen Research Program Target, within [***] (or such longer period as may be mutually agreed to in writing by the Parties) after CytomX’s delivery of the rescission notice to ImmunoGen.

3.2.5. License to ImmunoGen Probody Platform Improvements. ImmunoGen, on behalf of itself and its Affiliates, hereby grants to CytomX a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free worldwide license under ImmunoGen’s interest in any ImmunoGen Probody Platform Improvements, including, without limitation, any Patent Rights claiming such ImmunoGen Probody Platform Improvements, to exploit such ImmunoGen Probody Platform Improvements (a) for any purpose other than developing, manufacturing, using or commercializing PDCs having a Payload that is a Cytotoxic Compound2 and (b) for any purpose outside of the Field. For the avoidance of doubt, the license granted pursuant to this subsection excludes any rights in and to ImmunoGen Background Technology or any ImmunoGen Program Technology other than the ImmunoGen Probody Platform Improvements. Except in connection with the performance of the ImmunoGen Activities under the Work Plan(s) related to the CytomX Research Program Target(s), nothing in this Agreement shall be construed as obligating ImmunoGen to [***] or any of its Affiliates or any Third Party [***].

3.3. Section 365(n) of Bankruptcy Code. All rights and licenses now or hereinafter granted by either Party to the other Party under or pursuant to any section of this Agreement, including the licensed granted in this Article 3, are rights to “intellectual property” (as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”)).

3.4. No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed, by estoppel, implication or otherwise, to have granted the other Party any license or other right with respect to any intellectual property owned or Controlled by such Party.

[2]	[***] “Cytotoxic Compound” [***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.	EXPENSES.

4.1. Expenses. Except as expressly stated herein or in a Work Plan, each Party hereto shall be responsible for its own costs for all activities conducted pursuant to this Agreement.

5.	INTELLECTUAL PROPERTY.

5.1. Inventions.

5.1.1. Ownership. All determinations of inventorship under this Agreement shall be made in accordance with the laws of the United States. Determinations of ownership of intellectual property hereunder will be made in accordance with inventorship.

(a) ImmunoGen Solely Owned Technology. As between the Parties, ImmunoGen shall be the sole owner of all ImmunoGen Licensed Intellectual Property (other than Joint Program Technology included therein and any Joint Patent Rights).

(b) CytomX Solely Owned Technology. As between the Parties, CytomX shall be the sole owner of all CytomX Licensed Intellectual Property (other than Joint Program Technology included therein and any Joint Patent Rights).

(c) Jointly Owned Technology. All Joint Program Technology (including, without limitation, all Joint Patent Rights) shall be jointly owned by the Parties, with each Party holding an undivided one-half interest therein. Subject to the Parties’ other rights and obligations under this Agreement and any then-outstanding License Agreement(s), each Party shall be [***]. ImmunoGen’s one-half interest in Joint Program Technology and Joint Patent Rights shall be included in the Licensed Intellectual Property (as defined in the CytomX License Agreement) under the CytomX License Agreement to the extent it otherwise comes within such definition. CytomX’s one-half interest in Joint Program Technology and Joint Patent Rights shall be included in the Licensed Intellectual Property (as defined in each ImmunoGen License Agreement) under each ImmunoGen License Agreement to the extent it otherwise comes within such definition. Nothing in this Section 5.1.1(c) shall be construed to grant (i) CytomX any rights in and to ImmunoGen Background Technology or any ImmunoGen Program Technology in connection with its exploitation of Joint Program Technology and Joint Patent Rights outside the scope of the Research Program hereunder or the development, manufacture and commercialization of Licensed Products under a Development and

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Commercialization License, or (ii) ImmunoGen any rights in and to CytomX Background Technology and CytomX Program Technology in connection with its exploitation of Joint Program Technology and Joint Patent Rights outside the scope of the Research Program hereunder or the development, manufacture and commercialization of Licensed Products under a Development and Commercialization License.

5.1.2. Disclosure. CytomX shall, no less than [***] before filing any initial Patent Right disclosing CytomX TAP Platform Improvements or any Joint Program Technology or any other Patent Right that contains ImmunoGen’s Confidential Information, provide a copy of such disclosure to ImmunoGen. ImmunoGen shall, no less than [***] before filing any initial Patent Right disclosing ImmunoGen Probody Platform Improvements or Joint Program Technology or any other Patent Right that contains CytomX’s Confidential Information, provide a copy of such disclosure to CytomX. In each case, such disclosures to the other Party shall include all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such invention and the proposed inventorship of any new Patent Rights intended to be filed. The other Party shall promptly raise any issue regarding inventorship of any such Patent Rights, and the Parties agree to use their best efforts to determine in good faith the correct inventorship of any Patent Rights in accordance with Section 10.10.1 hereof.

5.2. Filing, Prosecution and Maintenance of Patent Rights.

5.2.1. Cooperation. Without limiting any other rights and obligations of the Parties under this Agreement, the Parties shall cooperate with respect to the timing, scope and filing of patent applications and patent claims relating to any Joint Program Technology to preserve and enhance the patent protection for Agreement PDCs, including the manufacture and use thereof and to allow the Party owning the technology underlying an Improvement to have reasonable input to preserve and enhance its patent portfolio and patenting strategy.

5.2.2. ImmunoGen Patent Rights. ImmunoGen, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, all ImmunoGen Patent Rights. With respect to any ImmunoGen Patent Rights disclosing or claiming Program Technology (other than TAP Platform Improvements included in the Program Technology), ImmunoGen shall keep CytomX reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights and shall consider in good faith any recommendations made by CytomX in regard to the filing, prosecution or maintenance of any such Patent Right. ImmunoGen shall consult with CytomX in the filing, prosecution and maintenance of any ImmunoGen Patent Right related to ImmunoGen Probody Platform Improvements and shall not

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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unreasonably refuse to incorporate any recommendations made by CytomX in regard to such filing, prosecution or maintenance. Communications regarding the filing, prosecution and maintenance of any ImmunoGen Patent Rights related to ImmunoGen Probody Platform Improvements will be made through the Patent Committee established as set forth in Section 5.2.4 hereof. To the extent ImmunoGen decides not to file, prosecute or maintain any ImmunoGen Patent Right that ImmunoGen reasonably believes covers or may cover the development, manufacture, commercialization or use of any CytomX Licensed Product (other than any such Patent Right owned or co-owned by a Third Party licensor or the filing of a new initial patent application or any ImmunoGen Patent Rights related to Conjugation Probody Platform Improvements) and except in the case in which the decision not to file, prosecute or maintain such Patent Right is made by ImmunoGen in the ordinary course of filing continuation applications or as part of an overall strategy to optimize the scope or other aspects of the ImmunoGen Technology, ImmunoGen shall provide CytomX with [***] prior written notice to such effect (i.e., at least [***] prior to the date on which any such filing is intended or due or on which any other such action is due), in which event CytomX may elect to file or continue prosecution or maintenance of such Patent Right, at CytomX’s expense, and ImmunoGen, upon CytomX’s written request received within such [***] period, shall execute such documents and perform such acts, at CytomX’s expense, as may be reasonably necessary to permit CytomX to file, prosecute and maintain such Patent Right; provided that CytomX (a) shall keep ImmunoGen reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights, (b) shall consider in good faith any recommendations made by ImmunoGen in regard to such filing, prosecution and maintenance of such Patent Right, and (c) shall not unreasonably refuse to incorporate any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance. Any such Patent Right that is prosecuted or maintained by CytomX pursuant to this Section 5.2.2 (i) will continue to be owned by ImmunoGen, and (ii) subject to the Parties’ other rights and obligations under this Agreement or any then-outstanding License Agreement, may be licensed by ImmunoGen to one or more Third Parties. For avoidance of doubt, “prosecution” as used in this Section 5.2 includes oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights. Nothing contained in this Agreement shall be construed as obligating ImmunoGen to file any patent application in any country or other jurisdiction relating to ImmunoGen Probody Platform Improvements.

5.2.3. CytomX Patent Rights. CytomX, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, all CytomX Patent Rights. With respect to any CytomX Patent Rights disclosing or claiming Program Technology (other than Unconjugated Probody

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Platform Improvements included in the Program Technology), CytomX shall keep ImmunoGen reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights and shall consider in good faith any recommendations made by ImmunoGen in regard to the filing, prosecution or maintenance of any such Patent Right. CytomX shall consult with ImmunoGen in the filing, prosecution and maintenance of any CytomX Patent Right related to CytomX TAP Platform Improvements and shall not unreasonably refuse to incorporate any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance. Communications regarding the filing, prosecution and maintenance of any CytomX Patent Rights that are Improvements to ImmunoGen Technology will be made through the Patent Committee established as set forth in Section 5.2.4 hereof. To the extent CytomX decides not to file, prosecute or maintain any CytomX Patent Right that CytomX reasonably believes covers or may cover the development, manufacture, commercialization or use of any ImmunoGen Licensed Product (other than any such Patent Right owned or co-owned by a Third Party licensor or the filing of a new initial patent application or any CytomX Patent Right related to CytomX TAP Platform Improvements) and except in the case in which the decision not to file, prosecute or maintain such Patent Right is made by CytomX in the ordinary course of filing continuation applications or as part of an overall strategy to optimize the scope or other aspects of the CytomX Technology, CytomX shall provide ImmunoGen with [***] prior written notice to such effect (i.e., at least [***] prior to the date on which any such filing is intended or due or on which any other such action is due), in which event ImmunoGen may elect to continue prosecution or maintenance of such Patent Right, at ImmunoGen’s sole expense, and CytomX, upon ImmunoGen’s written request, shall execute such documents and perform such acts, at ImmunoGen’s expense, as may be reasonably necessary to permit ImmunoGen to file, prosecute and maintain, at its own discretion, such Patent Right; provided that ImmunoGen (a) shall keep CytomX reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights, (b) shall consider in good faith any recommendations made by CytomX in regard to such filing, prosecution and maintenance of such Patent Right, and (c) shall not unreasonably refuse to incorporate any recommendations made by CytomX in regard to such filing, prosecution or maintenance. Any such Patent Right that is prosecuted or maintained by ImmunoGen pursuant to this Section 5.2.3 (a) will continue to be owned by CytomX, and (b) subject to the Parties’ other rights and obligations under this Agreement or any then-outstanding License Agreement, may be licensed by CytomX to one or more Third Parties. Nothing contained in this Agreement shall be construed as obligating CytomX to file any patent application in any country or other jurisdiction relating to CytomX TAP Platform Improvements.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2.4. Joint Patent Rights. Prior to either Party filing any Patent Right disclosing Joint Program Technology, disclosing an Improvement made by ImmunoGen to CytomX Technology or disclosing an Improvement made by CytomX to the ImmunoGen Technology, the Parties shall establish a patent committee (the “Patent Committee”) comprised of at least one (1) representative of each Party for the purpose of facilitating communication as described in Sections 5.2.2 and 5.2.3 hereof and the preparation, filing, prosecution, maintenance and defense of Joint Patent Rights. As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed. The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in Sections 5.2.2 and 5.2.3 hereof and in this Section. In the event the Parties conceive or generate any Joint Program Technology, the Parties shall promptly meet to discuss and determine, based on mutual consent, whether to seek patent protection thereon, which Party will control filing, prosecution and maintenance of such patents and how to pay for the filing, prosecution and maintenance of such patents. [***] PDCs [***] PDCs [***] The Party controlling filing and prosecution of any such Joint Patent Right (a) shall keep the other Party informed regarding each Patent Right, (b) shall consider in good faith any recommendations made by the other Party in regard to the filing, prosecution or maintenance of any such Patent Right and (c) shall not unreasonably refuse to incorporate any recommendations made by the other Party in regard to such filing, prosecution or maintenance.

5.2.5. Restrictions on Disclosures in Patent Applications. Anything contained in this Agreement to the contrary notwithstanding, unless and until the Parties enter into a License Agreement with respect to a Research Program Target, neither Party may, without the prior written consent of the other Party, which consent may be withheld by such other Party in its sole discretion, (a) identify or describe Agreement Probodies or Agreement PDCs in any patent application, or (b) disclose any data generated under a Work Plan in support of any Patent Rights that disclose or claim Probodies or PDCs Targeting such Research Program Target; provided, that the foregoing shall not apply to any CytomX Patent Rights covering Agreement Probodies Targeting the CytomX Research Program Target.

5.2.6. Improper Patent Filings. Each Party agrees that, without the prior written consent of the other Party, neither it nor any of its Affiliates will [***].

5.2.7. Liability. Except for breaches of Section 5.2.5 or 5.2.6 hereof, to the extent that a Party is obtaining, prosecuting or maintaining a Patent Right included in the CytomX Licensed Intellectual Property, the ImmunoGen Licensed Intellectual Property or Joint Patent Rights or otherwise exercising its rights under this Section 5.2, such Party, and its Affiliates, employees, agents or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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representatives, shall not be liable to the other Party in respect of any act or omission on the part of any such Party, or its Affiliates, employees, agents or representatives, in connection with such activities undertaken in good faith.

5.2.8. Extensions. The decision to file for a patent term extension and particulars thereof (including which patent(s) to extend) will be made with the goal of obtaining the optimal patent term and scope of protection for Licensed Products. If a Party wishes to file for a patent term extension based on Patent Rights owned by the other Party, it will so notify the other Party, and the Parties will meet to discuss and determine whether and how to proceed with such patent term extension.

5.3. Joint Research Agreement. This Agreement shall be understood to be a joint research agreement under 35 U.S.C. § 103(c)(3) entered into for the purpose of researching and identifying Agreement PDCs.

6.	CONFIDENTIALITY

6.1. Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for [***] thereafter, each Party, in its capacity as the Receiving Party shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose, in each case, except for the performance of its obligations or exercise of its rights under this Agreement, provided, however, that the foregoing obligations shall not apply, or shall cease to apply, to the extent that such Confidential Information (i) was already known by the Receiving Party or its Affiliates (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by the Disclosing Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party or its Affiliates or any of their respective Representatives in breach of its obligations under this Agreement; (iv) was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party; or (v) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information of the Disclosing Party.

6.2. Authorized Disclosure.

6.2.1. Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 6.1 hereof, the Receiving Party may disclose Confidential

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Article 6.

6.2.2. Disclosure to Third Parties.

(a) Notwithstanding the foregoing provisions of Section 6.1 hereof, the Parties may disclose Confidential Information belonging to the other Party:

(i) subject to Section 5.2 hereof, to the extent reasonably necessary, in connection with filing or prosecuting Patent Rights as permitted by this Agreement;

(ii) to the extent reasonably necessary, in connection with prosecuting or defending litigation as permitted by this Agreement;

(iii) (A) regarding the existence of this Agreement, this Agreement itself or the material and financial terms of this Agreement, to its accountants, lawyers, and other advisers, and to actual or potential investors, lenders, licensors, licensees, acquirers, investment bankers, or agents of the foregoing in connection with a financing, licensing transaction, merger, or acquisition, and (B) to any other third parties in connection with the events in (A) with the consent of the disclosing Party, such consent not to be unreasonably withheld, in each case (A)-(B) under confidentiality obligations no less restrictive than those set forth in this Agreement;

(iv) subject to Section 6.3.2 hereof, in connection with or included in scientific presentations and publications relating to Licensed Products, including abstracts, posters, journal articles and the like, and posting results of and other information about clinical trials to clinicaltrials.gov or PhRMA websites; and

(v) to the extent necessary in order to enforce its rights under this Agreement.

(b) Subject to the restrictions in Section 5.2.5 hereof, data generated by a Party using that Party’s own Agreement PDC(s) shall not be considered Confidential Information of the other Party, and, therefore, not subject to this Article 6.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2.3. SEC Filings and Other Disclosures. Notwithstanding any provision of this Agreement to the contrary, either Party may disclose the existence or terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with Applicable Law. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.2.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.2.3, such Party shall, at its own expense, use Commercially Reasonable Efforts to seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

6.3. Public Announcements; Publications.

6.3.1. Announcements. Except as may be expressly permitted under Section 6.2.3, neither Party will make any public announcement regarding the existence or terms of this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent either Party from making any public disclosure relating to this Agreement if the contents of such public disclosure have previously been made public other than through a breach of this Agreement by the issuing Party or its Affiliates. The Parties agree that they will issue a joint press release, substantially in the form attached as Exhibit B attached hereto, regarding the signing of this Agreement following the Effective Date. The Parties agree that each Party may issue future announcements concerning the other Party’s achievement of any significant milestones, including the selection of a clinical candidate, under this Agreement, provided that the content of any such announcement has been mutually agreed upon by the Parties but a Party will not unreasonably withhold its agreement to such an announcement.

6.3.2. Publications. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party (in such capacity the “Publishing Party”) agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, any results of the Research Program to the extent such results refer to, derive from or otherwise relate to (a) in cases where CytomX is the Publishing Party, the ImmunoGen Technology, (b) in cases where ImmunoGen is the Publishing Party, the CytomX Technology, and (c) in cases where either Party is the Publishing Party, the Joint Program Technology, the Agreement PDCs or the ImmunoGen Probodies (the “Covered Results”), without the prior review by and approval of the other Party (in such capacity, the “Non-

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Disclosing Party”), which approval shall not be unreasonably withheld; provided that (i) it shall not be deemed unreasonable for CytomX to withhold its consent to any request by ImmunoGen to publish or disseminate Covered Results relating to CytomX Agreement PDCs prior to the publication or dissemination of such Covered Results by CytomX, and (ii) it shall not be deemed unreasonable for ImmunoGen to withhold its consent to any request by CytomX to publish or disseminate Covered Results relating to ImmunoGen Probodies and ImmunoGen Agreement PDCs prior to the publication or dissemination of such Covered Results by ImmunoGen. The Publishing Party shall submit to the Non-Disclosing Party for review and approval any proposed academic, scientific and medical publication or public presentation which contains Covered Results or otherwise contains the Non-Disclosing Party’s Confidential Information. In both instances, such review and approval will be conducted for the purposes of preserving the value of the CytomX Technology and ImmunoGen Technology and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to the Non-Disclosing Party no later than [***] before submission for publication or presentation (the “Review Period”). The Non-Disclosing Party shall provide its comments with respect to such publications and presentations within [***] after its receipt of such written copy, and the Publishing Party shall delete any Confidential Information of the Non-Disclosing Party upon request. The Review Period may be extended for an additional [***] in the event the Non-Disclosing Party can, within [***] of receipt of the written copy, demonstrate reasonable need for such extension, including for the preparation and filing of patent applications. The Parties will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication governed by this Section 6.3.2.

6.3.3. Integration. As to the subject matter of this Agreement, this Article 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement. Any confidential information of a Party disclosed under the Confidentiality Agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Article 6.

7.	REPRESENTATIONS AND WARRANTIES.

7.1. Mutual Representations and Warranties. Each of CytomX and ImmunoGen hereby represents and warrants to the other that:

7.1.1. it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.1.2. the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

7.1.3. it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

7.1.4. this Agreement has been duly executed and is a legal, valid and Binding Obligation on it, enforceable against it in accordance with its terms; and

7.1.5. the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Effective Date.

7.2. Representations and Warranties of CytomX. CytomX hereby represents and warrants to ImmunoGen that as of the Effective Date:

7.2.1. to its Knowledge: (a) the issued and unexpired patents within the CytomX Licensed Intellectual Property are valid and enforceable patents and (b) CytomX has received no written notice from a Third Party challenging or threatening to challenge the extent, validity or enforceability of any CytomX Patent Rights within the CytomX Licensed Intellectual Property;

7.2.2. to its Knowledge, CytomX has received no written notice from a Third Party claiming that the use, practice or application by CytomX or ImmunoGen of any CytomX Licensed Intellectual Property pursuant to the license granted hereunder will infringe any valid claim of an issued and unexpired patent of any such Third Party (excluding, for clarity, any potential infringement that might arise solely as a result of the combination of any CytomX Licensed Intellectual Property with any other technology or intellectual property); and

7.2.3. there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to the Knowledge of CytomX, threatened against CytomX or any of its Affiliates or (b) judgment or settlement against or owed by CytomX or any of its Affiliates, in each case in connection with the CytomX Licensed Intellectual Property or relating to the transactions contemplated by this Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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For purposes of this Section 7.2, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of its Chief Executive Officer, President, any Vice President or other officer who is in charge of a principal business unit or function or who performs a policy-making function, and its Senior Director, Head of Intellectual Property (or person with similar responsibilities).

7.3. Representations and Warranties of ImmunoGen. ImmunoGen hereby represents and warrants to CytomX that as of the Effective Date:

7.3.1. to its Knowledge: (a) the issued and unexpired patents within the ImmunoGen Licensed Intellectual Property are valid and enforceable patents and (b) ImmunoGen has received no written notice from a Third Party challenging or threatening to challenge the extent, validity or enforceability of any ImmunoGen Patent Rights within the ImmunoGen Licensed Intellectual Property;

7.3.2. to its Knowledge, ImmunoGen has received no written notice from a Third Party claiming that the use, practice or application by CytomX or ImmunoGen of any ImmunoGen Licensed Intellectual Property pursuant to the license granted hereunder will infringe any valid claim of an issued and unexpired patent of any Third Party (excluding, for clarity, any potential infringement that might arise solely as a result of the combination of any ImmunoGen Licensed Intellectual Property with any other technology or intellectual property); and

7.3.3. there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to its Knowledge, threatened against ImmunoGen or any of its Affiliates or (b) judgment or settlement against or owed by ImmunoGen or any of its Affiliates, in each case in connection with the ImmunoGen Licensed Intellectual Property or relating to the transactions contemplated by this Agreement.

For purposes of this Section 7.3, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of the following ImmunoGen employees: (i) any “executive officer” (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) [***].

7.4. Government Approvals. Each of CytomX and ImmunoGen shall cooperate with the other Party and use Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.5. Further Covenants. In addition to the covenants made elsewhere in this Agreement, each Party hereby covenants to the other Party that, from the Effective Date until expiration or termination of this Agreement, it will not (a) knowingly take any action that conflicts with the rights under the Licensed Intellectual Property granted to the other Party under this Agreement or (b) knowingly fail to take any action that is reasonably necessary to avoid a conflict with the rights under the Licensed Intellectual Property granted to the other Party under this Agreement.

7.6. Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

7.7. Warranty Disclaimers.

7.7.1. Except as expressly set forth in Section 7.2 or 7.3 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by either Party (a) as to the validity or scope of any patent application or patent within such Party’s Patent Rights or (b) that anything made, used, sold or otherwise disposed of under any license granted under this Agreement is or will be free from infringement of patents, copyrights and other rights of Third Parties.

7.7.2. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

8.	TERM AND TERMINATION.

8.1. Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall extend until the fourth (4th) anniversary of the Effective Date, unless this Agreement is terminated earlier in accordance with this Article 8. Notwithstanding the foregoing, this Agreement shall terminate as to each Research Program Target upon the exercise of the Option with respect to such Research Program Target.

8.2. Termination by Either Party for Cause. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party commits a material breach of its obligations under this

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement (a “Material Breach”), such notice to describe such Material Breach in reasonable detail, and such Material Breach remains uncured for [***] days, measured from the date written notice of such breach is given to the breaching Party; provided, however, that if the nature of the asserted breach is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion. Notwithstanding the foregoing, a Party shall have the right to terminate this Agreement pursuant to this Section 8.2 only if such Material Breach fundamentally frustrates the objectives of or transactions contemplated by this Agreement taken as a whole or a Work Plan relating to the non-breaching Party’s Research Program Target(s).

8.3. Termination on Insolvency. This Agreement may be terminated upon written notice by either Party at any time in the event of an Insolvency Event of the other Party.

8.4. Effects of Expiration or Termination.

8.4.1. Effect of Termination by ImmunoGen. If ImmunoGen terminates this Agreement pursuant to Section 8.2 or Section 8.3 hereof, then:

(a) the license granted by ImmunoGen to CytomX under Section 3.2.1 hereof and the CytomX Option shall immediately terminate;

(b) without limiting ImmunoGen’s rights set forth in clause (c) below, CytomX and ImmunoGen and their respective Affiliates shall immediately cease any and all work under any then-outstanding Work Plan;

(c) the license and Options granted to ImmunoGen by CytomX under Section 3.1.1 hereof with respect to the ImmunoGen Research Program Targets shall continue on the terms set forth herein, and such license shall be expanded to permit ImmunoGen and its Affiliates to perform any and all activities in connection with the Research Program with respect to the ImmunoGen Program Targets that would otherwise have been performed by CytomX;

(d) each Party shall promptly destroy all CytomX Agreement PDCs; and

(e) CytomX shall promptly return or destroy all of ImmunoGen’s Confidential Information and Proprietary Material, provided that CytomX may retain, subject to Article 6 hereof, (i) one (1) copy of ImmunoGen’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of ImmunoGen contained in its laboratory notebooks or databases and (iii) any

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Confidential Information and Proprietary Material of ImmunoGen to the extent reasonably required to exercise its rights and perform its obligations under any outstanding License Agreement.

The foregoing notwithstanding, and subject to Article 6 hereof, ImmunoGen may retain and use CytomX’s Confidential Information and Proprietary Material in connection with the exercise of its rights set forth in clause (c) above and to the extent reasonably required to exercise its rights and perform its obligations under any outstanding License Agreement.

8.4.2. Effect of Termination by CytomX. If CytomX terminates this Agreement pursuant to Section 8.2 or Section 8.3 hereof, then

(a) the license granted by CytomX to ImmunoGen under Section 3.1.1 hereof and the ImmunoGen Options shall immediately terminate;

(b) without limiting CytomX’s rights under clause (c) below, CytomX and ImmunoGen and their respective Affiliates shall immediately cease any and all work under any then-outstanding Work Plan(s);

(c) the license and Option granted to CytomX by ImmunoGen under Section 3.2.1 hereof with respect to the CytomX Research Program Target shall continue on the terms set forth herein, and such license shall be expanded to permit CytomX and its Affiliates to perform any and all activities in connection with the Research Program with respect to the CytomX Research Target that would otherwise have been performed by ImmunoGen;

(d) each Party shall promptly destroy all ImmunoGen Agreement PDCs; and

(e) ImmunoGen shall promptly return or destroy all of CytomX’s Confidential Information and Proprietary Material, provided that ImmunoGen may retain, subject to Article 6 hereof, (i) one (1) copy of CytomX’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of CytomX contained in its laboratory notebooks or databases and (iii) any Confidential Information and Proprietary Material of CytomX to the extent reasonably required to exercise its rights and perform its obligations under any outstanding License Agreement.

The foregoing notwithstanding, and subject to Article 6 hereof, CytomX may retain and use ImmunoGen’s Confidential Information and Proprietary Material in connection with the exercise of its rights set forth in clause (c) above and to the extent reasonably required to exercise of its rights and perform its obligations under any outstanding License Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.4.3. Satisfaction of Obligations During Notice Period. During the period from providing a notice of termination through the termination of the Agreement, the Parties shall continue to perform their obligations under this Agreement.

8.4.4. Pending Dispute Resolution. If a Party gives notice of termination and the other Party disputes whether such notice was proper, then the issue of whether this Agreement has been terminated shall be resolved in accordance with Section 10.9 and this Agreement shall remain in effect pending the resolution of such dispute. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be effective immediately. If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect. Anything contained in this Agreement to the contrary notwithstanding, if the asserted breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

8.5. Effect of Expiration of this Agreement. If this Agreement expires in accordance with its terms (other than by reason of termination under Section 8.2 or 8.3 hereof), then:

8.5.1. the licenses granted by each Party to the other Party under Section 3.1.1 and Section 3.2.1 hereof and all Options shall immediately terminate;

8.5.2. CytomX and ImmunoGen and their respective Affiliates shall immediately cease any and all work under any then-outstanding Work Plans;

8.5.3. each Party shall promptly destroy all ImmunoGen Probodies and Agreement PDCs except those, if any, Targeting a Licensed Target:

8.5.4. each Party shall promptly return or destroy all of the Confidential Information and Proprietary Material of the other Party, provided that each Party may retain, subject to Article 6 hereof, (a) one (1) copy of the other Party’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (b) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (c) any Confidential Information and Proprietary Material of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding License Agreement.

8.6. Remedies. Except in the case of either Party’s breach of Section 2.10.3 or Article 6 hereof, the rights of the non-breaching Party set forth in Section 8.4 hereof shall be the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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exclusive legal remedy to a Party arising from a Material Breach; provided, however, that (a) in addition to the foregoing legal remedy, the Parties may seek any and all equitable remedies, including, without limitation, declarative and injunctive relief and specific performance in accordance with applicable law, and (b) nothing in this Section shall limit the Parties’ respective rights and obligations with respect to (i) Unauthorized Use of the other Party’s Confidential Information or Proprietary Materials, (ii) unauthorized disclosure of the other Party’s Confidential Information or (iii) indemnification as set forth in Article 9 hereof.

8.7. Survival of Certain Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation that accrued before such expiration or termination. The following provisions shall survive expiration or termination of this Agreement: Sections 2.6, 2.10, 3.1.5 and 3.2.5, Articles 4, 5 and 6, Sections 7.7, 8.1, 8.4, 8.5, 8.6 and 8.7, and Articles 9 and 10. For avoidance of doubt, any other Section that explicitly states it survives expiration or termination of this Agreement shall so survive.

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.

9.1. No Consequential Damages. Except with respect to liability arising from a breach of Article 6 hereof, in no event will either Party, its Affiliates or any of its or its Affiliates’ respective Representatives be liable under this Agreement for any special, indirect, incidental, consequential or punitive or exemplary damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, (a) including loss of profits or revenue suffered by either Party or any of its respective Affiliates or Representatives or (b) cost of procurement of substitute goods, technology or services, even if either Party is informed in advance of the possibility of such damages and even if the remedies provided for in this Agreement fail of their essential purpose. For purposes of clarity, a Party’s monetary liability under a Third Party Claim for such Third Party’s special, indirect, incidental or consequential damages or for any punitive or exemplary damages payable in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Article 9.

9.2. Indemnification by ImmunoGen. ImmunoGen will indemnify, defend and hold harmless CytomX, its Affiliates and each of its and their respective employees, officers, directors and agents (each, a “CytomX Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”) arising out of:

(a) the conduct of any Work Plan by ImmunoGen or any of its Affiliates; or

(b) a Material Breach of this Agreement by ImmunoGen;

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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except, in each case, to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by CytomX or the negligence, recklessness or intentional acts of CytomX or any CytomX Indemnified Party; provided that with respect to any Third Party Claim for which CytomX also has an obligation to indemnify any ImmunoGen Indemnified Party pursuant to Section 9.3 hereof, ImmunoGen shall indemnify each CytomX Indemnified Party for its Liability to the extent of ImmunoGen’s responsibility, relative to CytomX (or to Persons for whom CytomX is legally responsible), for the facts underlying the Third Party Claim.

9.3. Indemnification by CytomX. CytomX will indemnify, defend and hold harmless ImmunoGen, its Affiliates, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “ImmunoGen Indemnified Party”) from and against any and all Liabilities as a direct result of any Third Party Claims arising out of:

(a) the conduct of any Work Plan by CytomX or any of its Affiliates; or

(b) a Material Breach of this Agreement by CytomX;

except to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by ImmunoGen or the negligence, recklessness or intentional acts of ImmunoGen or any ImmunoGen Indemnified Party; provided that with respect to any Third Party Claim for which ImmunoGen also has an obligation to indemnify any CytomX Indemnified Party pursuant to Section 9.2 hereof, CytomX shall indemnify each ImmunoGen Indemnified Party for its Liability to the extent of CytomX’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

9.4. Procedure.

9.4.1. Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder, then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

9.4.2. Control. The Indemnifying Party shall have the right, at its sole cost and expense, exercisable by notice to the Indemnified Party within ten (10) Business

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. The Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. The Indemnified Party shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other Party is defending as provided in this Agreement.

9.4.3. Settlement. Neither the Indemnifying Party nor the Indemnified Party shall enter into any compromise or settlement of a Third Party Claim for which the right to indemnification hereunder has been asserted without the Indemnified Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other Party, and the Indemnified Party shall use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.

9.5. Insurance. Each Party shall obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 9.2 or Section 9.3 hereof with respect to bodily injury (including death) and damage to property, as applicable, in each case with limits of not less than $3,000,000 per occurrence and in the aggregate. Insurance (other than permitted self-insurance) shall be procured with carriers having an A.M. Best Rating of A-VII or better. Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 9, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.	MISCELLANEOUS.

10.1. Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required in connection with any assignment of this Agreement to an Affiliate of the assigned Party, or to a Third Party in connection with the transfer or sale of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any purported assignment not in accordance with this Section 10.1 shall be null and void.

10.2. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

10.3. Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to resume performance. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any Applicable Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, or destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

10.4. Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), five (5) Business Days after deposited in the mail if mailed by certified mail (return receipt requested) postage prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Business Day delivery (receipt verified), to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to ImmunoGen shall be addressed as follows:

ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn: Vice President, Business Development

Fax: [***]

All correspondence to CytomX shall be addressed as follows:

CytomX Therapeutics, Inc.

343 Oyster Point Blvd., Suite 100

South San Francisco, CA 94080-7014

Attn: CEO

Fax: (650) 351-0353

To help expedite the other Party’s awareness and response, copies of notices may be provided to the other Party by email but must be supplemented by one of the following methods: (a) personal delivery, (b) first class certified mail with return receipt requested, or (c) next-day delivery by major international courier, with confirmation of delivery. Electronic copies may be sent via email to [***] at CytomX and to [***] at ImmunoGen so long as such individuals remain employed by CytomX or ImmunoGen, respectively.

10.5. Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of the Party to be bound.

10.6. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

10.7. Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause or portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

10.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.9. Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to the conduct of the Research Program, Work Plan Activities, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article 6 hereof or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”). In the event of the occurrence of any Dispute, the Parties shall follow the following procedures in an attempt to resolve the dispute or disagreement:

10.9.1. The Party claiming that such a Dispute exists shall give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute.

10.9.2. Within [***] days of receipt of a Notice of Dispute, the ImmunoGen Alliance Manager and the CytomX Alliance Manager shall meet in person or by teleconference and exchange written summaries reflecting, in reasonable detail, the nature and extent of the Dispute, and at this meeting they shall use their reasonable endeavors to resolve the Dispute.

10.9.3. If the Alliance Managers are unable to resolve the Dispute during the meeting described in Section 10.9.2 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.2 hereof, then the Dispute will be referred to the JRC which shall meet no later than [***] days following the initial receipt of the Notice of Dispute and use reasonable endeavors to resolve the Dispute.

10.9.4. If the JRC is unable to resolve the Dispute during the meeting described in Section 10.9.3 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.3 hereof, then the Chief Executive Officer of ImmunoGen and the Chief Executive Officer of CytomX shall meet at a mutually agreed-upon time and location for the purpose of resolving such Dispute.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.9.5. If, within [***] days of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.9.4 hereof has not been held within [***] days of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute shall be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 10.9.5.

(a) Arbitration Panel. The arbitration shall be conducted by a panel of three (3) arbitrators. Within [***] days after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] days of their appointment, who will serve as chairman of the panel. All three (3) arbitrators must be independent Third Parties having at least [***] years of dispute resolution experience (which may include judicial experience) and/or legal or business experience in the biotech or pharmaceutical industry. If either Party fails to nominate its arbitrator, or if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***] day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator.

(b) Location and Proceedings. The place of arbitration will be in the Borough of Manhattan, City of New York, NY or such other venue as the Parties may mutually agree. The arbitration proceedings and all communications with respect thereto shall be in English. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof. The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof.

(c) Limitation on Awards. The arbitrators shall have no authority to award any special, indirect, incidental, consequential, punitive, exemplary or other similar damages. Each Party shall bear its own costs and expenses (including attorneys’ fees and expert or consulting fees) incurred in connection with the arbitration. The Parties shall equally (50/50) share the arbitrators’ fees and other administrative costs and expenses associated with the arbitration.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d) Confidentiality. The existence, content and results of any arbitration proceedings pursuant to this Section 10.9.5 shall be deemed the Confidential Information of both Parties.

10.9.6. Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.

10.10. Patent Disputes and Disputes Relating to Article 6.

10.10.1. Inventorship. Any dispute, controversy or claim between the Parties involving the inventorship of any Program Technology that is not resolved by mutual agreement of the Party’s respective chief patent counsels (or persons with similar responsibilities) within [***] days after the date the dispute is raised by one or both of the Parties shall be submitted to an Independent Patent Counsel for resolution. Such Independent Patent Counsel’s determination of inventorship, absent manifest error, shall be final and binding on the Parties; provided, however, that any such determination with respect to a patent application shall not preclude either Party from disputing inventorship with respect to any patents issuing from such patent application, which disputes shall be resolved in accordance with this Section. The Parties shall equally (50/50) share the Independent Patent Counsel fees and expenses related to his determination of inventorship.

10.10.2. Other Patent Disputes. Any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability or ownership of the Parties’ respective Patent Rights (a) that are pending or issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction where the Party whose Patent Rights are the subject to such dispute, controversy or claim resides (provided that if such Party does not reside in the United States, venue shall be the jurisdiction where such Party’s principal U.S. Affiliate resides) and (b) that are pending or issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to jurisdiction and venue in such courts and bodies.

10.10.3. Disputes Relating to Article 6. Any dispute, controversy or claim between the Parties that relates to the enforcement of Article 6 hereof shall be subject to action in any court of competent jurisdiction.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.11. Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

10.12. Entire Agreement. This Agreement, including its Exhibits and Schedules, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including the Confidentiality Agreement.

10.13. Purpose and Scope. The Parties understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and both of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile or PDF file, each of which shall be binding when received by the applicable Party.

10.15. No Third Party Rights or Obligations. Except as set forth in Article 9 hereof, no provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement. However, either Party may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that such Party shall remain liable hereunder for the performance by any such Affiliates of any such obligations.

10.16. Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether the words are used in

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

50

the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

[The remainder of this page has been intentionally left blank. The signature page follows.]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

51

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

IMMUNOGEN, INC.		CYTOMX THERAPEUTICS, INC.

By:	/s/ Peter Williams	By:	/s/ Sean McCarthy
Name:	Peter Williams	Name:	Sean McCarthy
Title:	Vice President, Business Development	Title:	CEO
Date:	January 8, 2014	Date:

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

CytomX Research Program Target

[***]UniProtKB/Swiss Prot [***]UniProtKB/Swiss Prot [***] PDC [***]

ImmunoGen Research Program Targets

[***]UniProtKB/Swiss Prot [***]UniProtKB/Swiss Prot [***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Form of Joint Press Release

[See Attached

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contacts for CytomX:	Contacts for ImmunoGen, Inc.:
For Investors: Monique Allaire Pure Communications, Inc. 781-631-0759 Monique@purecommunicationsinc.com For Media: Kathryn Cook Pure Communications, Inc. 910-509-3976 Kathryn@purecommunicationsinc.com	For Investors: Carol Hausner Executive Director, Investor Relations and Corporate Communications ImmunoGen, Inc. 781-895-0600 info@immunogen.com For Media: Barbara Yates The Yates Network 781-258-6153

CytomX Therapeutics and ImmunoGen, Inc. Announce Strategic Collaboration

to Develop Probody-Drug Conjugates Against Cancer Targets

– Collaboration enables creation of PDCs using

CytomX’s Probody Platform and ImmunoGen’s ADC technology –

SOUTH SAN FRANCISCO, CA, and WALTHAM, MA, January 9, 2014 – CytomX Therapeutics, the Probody™ therapeutics company, and ImmunoGen, Inc. (NASDAQ: IMGN), a biotechnology company that develops targeted anticancer therapies using its validated, industry-leading antibody-drug conjugate (ADC) technology, today announced a multi-year, strategic collaboration to develop Probody-drug conjugate (PDC) therapies for the treatment of cancer. Probodies are a potentially disruptive class of antibody therapeutics that may further broaden the opportunities for ADCs by localizing therapeutic activity to the tumor microenvironment.

Under the terms of the agreement, the companies will collaborate to develop PDCs against a defined number of targets. This collaboration brings together CytomX’s proprietary antibody masking technology and tumor-selective protease substrates with ImmunoGen’s highly potent ADC cell-killing agents and engineered linkers.

Each company retains full development control of PDC compounds resulting from its target selection and is responsible for preclinical and clinical testing, manufacturing, and commercialization. Each company is entitled to potentially receive clinical and post-approval milestone payments from the other company, as well as royalties on the sales of any marketed products resulting from this collaboration.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“This strategic collaboration with ImmunoGen is designed to allow each company to build pipeline value by capitalizing on the best of both technology platforms,” said Sean McCarthy, D.Phil., chief executive officer of CytomX. “By combining our Probody technology with ImmunoGen’s world class linker-payload capabilities we will accelerate towards our vision of bringing safer, more effective therapies to patients.”

“ImmunoGen is committed to developing better therapies for the treatment of patients with cancer,” commented John Lambert, PhD, EVP and Chief Scientific Officer. “We believe using our state-of-the-art ADC technology with CytomX’s highly promising Probody Platform will enable us to develop therapies particularly well-suited for certain challenging cancers.”

CytomX’s Probodies are masked monoclonal antibodies that are designed to remain inert in healthy tissue but be activated specifically in the disease microenvironment. Through precise targeting of the disease microenvironment, Probodies have the potential to address diseases in ways that have not been possible to-date, enabling a new level of tissue targeting, selectivity and activation.

ImmunoGen’s ADC technology is used in Roche’s Kadcyla® and in multiple other ADC compounds now in clinical and preclinical testing. It includes highly potent cancer-cell killing agents developed specifically for targeted delivery to cancer cells using monoclonal antibodies, and linkers engineered to keep the agent attached to the antibody in the blood steam and control its release and activation inside a cancer cell.

About CytomX

CytomX Therapeutics, the Probody™ therapeutics company, is dedicated to transforming lives with safer, more effective therapies. CytomX’s Probody Platform represents a disruptive approach to discovering and developing the next generation of antibody therapeutics and is enabling the development of a diversified pipeline in major unmet medical needs including cancer and inflammation. CytomX is led by a seasoned and proven management team and is financed by leading life science investors including Third Rock Ventures, Canaan Partners and the Roche Venture Fund. For more information, please visit www.cytomx.com.

About ImmunoGen, Inc.

ImmunoGen, Inc. develops targeted anticancer therapeutics. The Company’s ADC technology uses a tumor-targeting engineered antibody to deliver one of ImmunoGen’s highly potent cancer-cell killing agents specifically to tumor cells; the Company has also developed antibodies with anticancer activity of their own. The most advanced compound with ImmunoGen’s ADC technology is Roche’s Kadcyla®, which is marketed in the US by Genentech and is also gaining approvals internationally. Additional compounds are in clinical testing by ImmunoGen and through the Company’s partnerships with Amgen, Bayer HealthCare, Biotest and Sanofi. More information about ImmunoGen can be found at www.immunogen.com.

Kadcyla® is a registered trademark of Genentech, Inc., a member of the Roche Group.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This press release includes forward-looking statements. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. It should be noted that there are risks and uncertainties related to the development of novel anticancer products, including PDCs. A review of these risks can be found in ImmunoGen’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and other reports filed with the Securities and Exchange Commission. ###

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Form of CytomX License Agreement

[See Attached

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

LICENSE AGREEMENT

BETWEEN

CYTOMX THERAPEUTICS, INC.

AND

IMMUNOGEN, INC.

                    , 201

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.	INTELLECTUAL PROPERTY		36

	5.1.	Inventions	36

	5.2.	Filing, Prosecution and Maintenance of Patent Rights	37

	5.3.	Joint Research Agreement	40

	5.4.	Enforcement of Patent Rights	40

	5.5.	Response to Biosimilar Applicants	43

	5.6.	Interference, Opposition, Revocation and Declaratory Judgment Actions	48

	5.7.	Infringement of Third Party Patent Rights	48

6.	CONFIDENTIALITY		49

	6.1.	Confidentiality	49

	6.2.	Authorized Disclosure	49

	6.3.	Public Announcements; Publications	51

7.	REPRESENTATIONS AND WARRANTIES		53

	7.1.	Mutual Representations and Warranties	53

	7.2.	Representations and Warranties of ImmunoGen	53

	7.3.	Government Approvals	54

	7.4.	Further Covenants	54

	7.5.	Representation by Legal Counsel	54

	7.6.	Warranty Disclaimers	54

8.	TERM AND TERMINATION		55

	8.1.	Term	55

	8.2.	Voluntary Termination by CytomX	55

	8.3.	Termination by Either Party for Cause	55

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	8.4.	Termination on Insolvency	55

	8.5.	Termination for Material Breach of the Research Collaboration Agreement by CytomX	55

	8.6.	Effects of Expiration or Termination	56

	8.7.	Disposition of Inventories of Products	58

	8.8.	Remedies	58

	8.9.	Survival of Certain Obligations	58

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE		58

	9.1.	No Consequential Damages	58

	9.2.	Indemnification by ImmunoGen	59

	9.3.	Indemnification by CytomX	59

	9.4.	Procedure	60

	9.5.	Insurance	61

10.	MISCELLANEOUS		61

	10.1.	Assignment	61

	10.2.	Further Actions	61

	10.3.	Force Majeure	62

	10.4.	Notices	62

	10.5.	Amendment	63

	10.6.	Waiver	63

	10.7.	Severability	63

	10.8.	Descriptive Headings	63

	10.9.	Dispute Resolution	63

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.10.	Patent Disputes and Disputes Relating to Article 6	65

10.11.	Governing Law	66

10.12.	Entire Agreement	66

10.13.	Purpose and Scope	66

10.14.	Counterparts	66

10.15.	No Third Party Rights or Obligations	67

10.16.	Interpretation	67

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iv

EXHIBITS

Exhibit A – Licensed Target

Exhibit B – Royalty Rate Reduction Methodology

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

v

LICENSE AGREEMENT

This Research Collaboration and License Agreement (the “Agreement”) is entered into as of                 1 (the “Effective Date”), by and between CytomX Therapeutics, Inc., a corporation organized and existing under the laws of Delaware and having a place of business at 343 Oyster Point Blvd., Suite 100, South San Francisco, California, 94080 United States (“CytomX”) and ImmunoGen, Inc., a corporation organized and existing under the laws of Massachusetts and having a place of business at 830 Winter Street, Waltham, Massachusetts, 02451 (“ImmunoGen”). CytomX and ImmunoGen may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Research Collaboration Agreement, pursuant to which, among other things, ImmunoGen granted to CytomX the right to obtain a license to certain Know-How and related Patent Rights owned or Controlled by ImmunoGen with respect to certain Targets; and

WHEREAS, pursuant to the Research Collaboration Agreement, CytomX has exercised the CytomX Option (as defined in the Research Collaboration Agreement), pursuant to which the Parties have agreed to enter into this Agreement setting forth the terms and conditions of an exclusive license from ImmunoGen to CytomX with respect to the Licensed Target.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

When used in this Agreement, the following capitalized terms shall have the meanings set forth in this Article 1.

1.1. “ADC” means a compound that incorporates, is comprised of or is otherwise derived from an Antibody conjugated to a Payload using a Linker, other than a PDC.

1.2. “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the

[1]	Insert date of receipt by ImmunoGen of Option Exercise Notice with respect to the Licensed Target.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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case of an entity that is not a corporation, for the election of the corresponding managing authority), provided, however, that the term “Affiliate” shall not include subsidiaries or other entities in which a Party or its Affiliates owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other managing authority, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect. A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.3. “Alliance Manager” is defined in Section 2.4 hereof.

1.4. “Annual Maintenance Fees” is defined in Section 2.2.1 hereof.

1.5. “Annual Net Sales” means, with respect to any Licensed Product in a Calendar Year during the applicable Royalty Term for such Licensed Product, the aggregate Net Sales by a Party, its Affiliates and its Sublicensees from the sale of such Licensed Product in the Territory during such Calendar Year.

1.6. “Antibody” means a molecule which comprises or contains: (a) one or more immunoglobulin variable domains; or (b) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including but not limited to antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide. For clarity, as used in this Agreement, the term “Antibody” shall not include Probodies or PDCs.

1.7. “Applicable Law” means the laws, statutes, rules, regulations, guidelines, or other requirements that may be in effect from time to time and apply to a particular activity contemplated hereby, including any such laws, statutes, rules, regulations, guidelines or other requirements of the FDA or the EMA or any applicable securities regulatory authorities or national securities exchanges or securities listing organizations.

1.8. “Applicant” is defined in Section 5.5.2 hereof.

1.9. “Applicant Response” is defined in Section 5.5.3(b) hereof.

1.10. “Bankruptcy Code” is defined in Section 3.4 hereof.

1.11. “Baseline Net Sales” is defined in Section 1.94 hereof.

1.12. “Binding Obligation” means, with respect to a Party (a) any oral or written agreement or arrangement that binds or legally affects such Party’s operations or property,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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including any assignment, license agreement, loan agreement, guaranty, or financing agreement; (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

1.13. “Biosimilar Application” means an application submitted to the FDA under subsection (k) of the PHSA or a similar application submitted under a similar regulatory scheme to another Regulatory Authority.

1.14. “BLA” means a Biologics License Application (as that term is used in Title 21 of the United States Code of Federal Regulations) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication.

1.15. “BPCIA” means the Biologics Price Competition and Innovation Act of 2009.

1.16. “Business Day” means a day other than a Saturday, a Sunday or other day on which banking institutions in Boston, Massachusetts or San Francisco, California are required to be closed or are actually closed with legal authorization.

1.17. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

1.18. “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

1.19. “Challenge” means any challenge to the [***], or [***] of any of the Licensed Patent Rights, including without limitation: (a) filing a declaratory judgment action in which any of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311, filing [***] of the Licensed Patent Rights pursuant to [***], or filing [***] of the Licensed Patent Rights pursuant to [***]; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the Licensed Patent Rights in any country.

1.20. “Challenge Jurisdiction” is defined in Section 4.2.3(d) hereof.

1.21. “Challenged Patent Rights” is defined in Section 4.2.3(d) hereof.

1.22. “Challenge-Related Royalty Increase” is defined in Section 4.2.3 (d) hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.23. “Clawback Amount” is defined in Section 4.2.3(d) hereof.

1.24. “Combination” is defined in Section 1.104 hereof.

1.25. “Commercialization” or “Commercialize” means activities with respect to a Licensed Product relating to commercialization in the Field in the Territory, including pre-launch and launch activities, pricing and reimbursement activities, marketing, promoting, detailing, distributing, offering for sale and selling such Licensed Product, importing and exporting such Licensed Product for sale, conducting post-marketing human clinical trials, reporting of adverse events in patients and interacting with Regulatory Authorities regarding any of the foregoing. Commercialization shall not include any activities related to Manufacturing or Development. When used as a verb, “Commercialize” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.26. “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances. With respect to any efforts relating to the Development of a Licensed Product by CytomX, generally or with respect to any particular country in the Territory, CytomX will be deemed to have exercised Commercially Reasonable Efforts if it has exercised those efforts normally used by CytomX, in the relevant country, with respect to a compound, product or product candidate, as applicable, owned or Controlled by CytomX, or to which CytomX has similar rights, which compound, product or product candidate is of similar market potential in such country, and is at a similar stage in its development or product life cycle as the Licensed Product, taking into account all relevant factors in effect at the time such efforts are to be expended. It is expressly understood that, so long as this Agreement may be terminated by CytomX for convenience pursuant to Section 8.2 hereof, ceasing the Development of a Licensed Product shall be deemed to be inconsistent with Commercially Reasonable Efforts. Further, to the extent that the performance of CytomX’s obligations hereunder is adversely affected by ImmunoGen’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether CytomX has used its Commercially Reasonable Efforts to perform any such affected obligations.

1.27. “Confidential Information” of a Party means (a) with respect to CytomX, the identity of the Licensed Target, and (b) with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business or objectives, that is communicated in any way or form by or on behalf of such Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) or to any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(collectively, “Representatives”), either prior to or after the Effective Date of this Agreement (including any information disclosed pursuant to the Confidentiality Agreement), and whether or not such Know-How or other information is identified as confidential at the time of disclosure. The terms and conditions of this Agreement shall be deemed to be the Confidential Information of each Party. Confidential Information within the CytomX Program Technology shall be deemed to be the Confidential Information of CytomX. Confidential Information within the ImmunoGen Program Technology shall be deemed to be the Confidential Information of ImmunoGen. Confidential Information within the Joint Program Technology shall be deemed to be the Confidential Information of each Party. Certain other information is designated as Confidential Information throughout this Agreement and is included in this definition.

1.28. “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement between the Parties effective as of March 21, 2013.

1.29. “Conjugation Probody Platform Improvements” has the meaning ascribed to such term in the Research Collaboration Agreement.

1.30. “Control” or “Controlled” means, with respect to any (a) item of information, including Know-How, (b) intellectual property right, or (c) Proprietary Material, the possession (whether by ownership interest or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party access to or a license under such item, right or material, as provided herein, without violating the terms of any agreement or other arrangements with any Third Party.

1.31. “Covered Results” is defined in Section 6.3.2 hereof.

1.32. “Cover(s)” is defined in Section 4.2.3(b)(iii) hereof.

1.33. “CytomX Accounting Standards” means GAAP, as generally and consistently applied throughout CytomX’s organization. Beginning upon the First Commercial Sale of a Licensed Product and thereafter during the Term as long as CytomX has an obligation to pay royalties under Section 4.2 hereof, CytomX shall promptly notify ImmunoGen in the event it changes the accounting principles pursuant to which its records are maintained, it being understood and agreed that only internationally recognized accounting principles may be used (e.g., GAAP, IFRS (International Financial Reporting Standards), etc.).

1.34. “CytomX Indemnified Party” is defined in Section 9.2 hereof.

1.35. “CytomX Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which (alone or with others) are employees of, or others obligated to assign inventions to, CytomX or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.36. “CytomX Proprietary Materials” means biological materials (including any Probodies, Masks or Substrates) and other tangible research materials Controlled by CytomX and provided by CytomX to ImmunoGen under this Agreement.

1.37. “CytomX Response” is defined in Section 5.5.3(c) hereof.

1.38. “CytomX Standard Exchange Rate Methodology” means, with respect to amounts invoiced in U.S. Dollars, all such amounts shall be expressed in U.S. Dollars. With respect to amounts invoiced in a currency other than U.S. Dollars, all such amounts shall be expressed both in the currency in which the amount was invoiced and in the U.S. Dollar equivalent. The U.S. Dollar equivalent shall be calculated using CytomX’s then-current standard exchange rate methodology, which is in accordance with the CytomX Accounting Standards applied in its external reporting for the conversion of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied.

1.39. “CytomX TAP Platform Improvements” means any TAP Platform Improvement (other than a Joint TAP Platform Improvements) the inventors of which (alone or with others) are employees of, or others obligated to assign inventions to, CytomX or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers pursuant to the Development, Manufacture, use and Commercialization of any Licensed Product.

1.40. “CytomX Technology” means any Patent Right, Know-How or other intellectual property right that is Controlled by CytomX or any Affiliate of CytomX or that comes into the Control of CytomX at any time during the Term of this Agreement and is actually used by CytomX in Developing Licensed Products under this Agreement or is otherwise necessary for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making or any Tools for Developing, any Probody, Mask or Substrate.

1.41. “Cytotoxic Compound” means [***] Compounds and [***] Compounds.

1.42. “Deemed Royalty Portion” is defined in Section 5.4.2(g)(iii) hereof.

1.43. “Develop” or “Development” means, with respect to a Licensed Product, all pre-clinical, non-clinical and clinical research and drug development activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining or maintaining any Regulatory Approval for such Licensed Product, including

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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research, toxicology, pharmacology and other similar efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre- and post-approval studies), development of diagnostic assays in connection with clinical studies, and all activities directed to obtaining any Regulatory Approval, including any marketing, pricing or reimbursement approval. When used as a verb, “Develop” means to engage in Development and “Developed” has a corresponding meaning.

1.44. “Development Milestone” is defined in Section 4.1.1 hereof.

1.45. “Development Milestone Payment” is defined in Section 4.1.1 hereof.

1.46. “Diligence Obligation” is defined in Section 2.2.2 hereof.

1.47. “Disclosing Party” is defined in Section 1.27 hereof.

1.48. “Disclosure Letter” is defined in Section 7.2 hereof.

1.49. “Dispute” is defined in Section 10.9 hereof.

1.50. “Effective Date” is defined in the introduction to this Agreement.

1.51. “EMA” means the European Medicines Agency, or any successor agency thereto.

1.52. “Field” means all human therapeutic, prophylactic and diagnostic uses.

1.53. “FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended, and the rules and regulations promulgated thereunder.

1.54. “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.55. “First Commercial Sale” means, with respect to any Licensed Product and any country of the world, the first sale of such Licensed Product under this Agreement by CytomX, its Affiliates or its Sublicensees to a Third Party in such country, after such Licensed Product has been granted Regulatory Marketing Approval by the competent Regulatory Authorities in such country or, if no such Regulatory Marketing Approval or similar approval is required, the date on which such Licensed Product is first commercially launched in such country. The foregoing notwithstanding, “First Commercial Sale” shall not include: [***].

1.56. “GAAP” means United States generally accepted accounting principles, consistently applied.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.57. “Generic Equivalent” means, with respect to any Licensed Product in a given country, any biopharmaceutical product that is sold by a Third Party that is not a Sublicensee of CytomX or its Affiliates and such Third Party product (a) contains both (i) an Antibody or Probody that specifically binds to the Licensed Target, and (ii) the same Linker and Cytotoxic Compound as the relevant Licensed Product, or (b) (i) has been licensed as a biosimilar or interchangeable biological product by FDA pursuant to Section 351(k) of the PHSA or any subsequent or superseding law, statute or regulation, (ii) has been licensed as a similar biological medicinal product by the European Medicines Agency pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation, or (iii) has otherwise achieved analogous regulatory marketing approval in reliance on the prior approval of the Licensed Product from another applicable Regulatory Authority where in the case of each of subclauses (i), (ii) or (iii) of clause (b) above, the Licensed Product is the reference product for purposes of determining (bio)similarity or interchangeability of the Third Party product.

1.58. “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.59. “[***] Compounds” means [***].

1.60. “Immediate Patent Infringement Action” means an immediate patent infringement action pursuant to Section 351(1)(6) of the PHSA.

1.61. [Reserved]

1.62. “ImmunoGen Indemnified Party” is defined in Section 9.3 hereof.

1.63. [Reserved]

1.64. “ImmunoGen Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which are employees, agents or independent contractors of ImmunoGen or any of its Affiliates. Anything contained in this Agreement to the contrary notwithstanding, any and all ImmunoGen Program Technology that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Licensed Product, Linker or Cytotoxic Compound comprised in a Licensed Product shall be included in the Licensed Intellectual Property.

1.65. “ImmunoGen Proprietary Antibody Rights” means all Know-How (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term constituting or claiming (a) the composition of matter or method of use of, or method of

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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making, an Antibody that was generated or in-licensed by ImmunoGen, whether or not patentable (an “ImmunoGen Proprietary Antibody”), or (b) the composition of matter or method of use of, or method of making an ADC where the Antibody is an ImmunoGen Proprietary Antibody. For purposes of clarity, “ImmunoGen Proprietary Antibody Rights” does not include any Program Technology that relates to Probodies Targeting the Licensed Target or any Patent Rights claiming such Program Technology.

1.66. “ImmunoGen Proprietary Materials” means any chemical (including any Cytotoxic Compounds), biological (including any Antibodies) and other tangible research materials Controlled by ImmunoGen and provided by ImmunoGen to CytomX under this Agreement. Subject to the last sentence of this definition, any mutant, derivative, progeny or improvement of ImmunoGen Proprietary Materials shall be considered to be ImmunoGen Proprietary Materials. [***].

1.67. “ImmunoGen Technology Transfer Materials” means ImmunoGen information (including, without limitation, technical transfer reports) as consistently provided by ImmunoGen to its other licensees of the Licensed Intellectual Property for the purpose of [***] and [***] with respect to ADCs, Cytotoxic Compounds and Linkers, as applicable, for use by CytomX for the purpose of Developing, Manufacturing and Commercializing Licensed Products, including: (a) [***] and general properties; (b) an example of an ADC [***], including [***] and [***]; (c) an [***] for [***] and [***] and [***] of [***]; (d) information on [***] and [***]; (e) an [***] of [***]; (f) technical reports on [***] for Licensed Products developed by ImmunoGen under the Research Collaboration Agreement; and (g) a list of [***] and Cytotoxic Compounds) and [***] for [***] Licensed Products.

1.68. [Reserved]

1.69. “Improvement” is defined in Section 1.141 hereof.

1.70. “IND” means an Investigational New Drug Application, as defined in the FD&C Act, that is required to be filed with the FDA before beginning clinical testing of a Licensed Product in human subjects, or an equivalent foreign filing.

1.71. “Indemnified Party” is defined in Section 9.4.1 hereof.

1.72. “Indemnifying Party” is defined in Section 9.4.1 hereof.

1.73. “Independent Patent Counsel” means an outside patent counsel reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5)-year period preceding the dispute, performing legal services of any nature for either of the Parties or their respective Affiliates (or, in the case of CytomX, its Sublicensees) and which did not, at any time, employ either of the Parties’ chief patent counsels (or persons with similar responsibilities).

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

1.74. “Infringed Patent List” is defined in Section 5.5.3(e) hereof.

1.75. “Infringement” is defined in Section 5.4.1 hereof.

1.76. “Insolvency Event” means the occurrence of any of the following: (a) a case is commenced by or against a Party under applicable bankruptcy, insolvency or similar laws, and is not dismissed within ninety (90) days, (b) a Party files for or is subject to the institution of bankruptcy, reorganization, liquidation, receivership or similar proceedings, (c) a Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for a Party’s business, (e) a substantial portion of a Party’s business is subject to attachment or similar process, or (f) anything analogous to any of the events described in the foregoing clauses (a) through (e) occurs under the laws of any applicable jurisdiction.

1.77. “Joint Conjugation Probody Platform Improvements” means Conjugation Probody Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.78. “Joint Development Committee” or “JDC” is defined in Section 2.3.1 hereof.

1.79. “Joint Patent Right” means any Patent Right comprised in the Joint Program Technology.

1.80. [Reserved]

1.81. “Joint Program Technology” means any Program Technology (other than Joint TAP Platform Improvements) the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.82. “Joint TAP Platform Improvements” means TAP Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.83. “Joint Unconjugated Probody Platform Improvements” means Unconjugated Probody Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

1.84. “Know-How” means any proprietary invention, discovery, data, information, process, method, technique, material, technology, result or other know-how, whether or not patentable.

1.85. “Knowledge” is defined in Section 7.2 hereof.

1.86. “Liability” is defined in Section 9.2 hereof.

1.87. “License Agreement” has the meaning ascribed to such term in the Research Collaboration Agreement.

1.88. “Licensed Intellectual Property” means any Patent Right, Know-How or other intellectual property right that is owned or Controlled by ImmunoGen or any Affiliate of ImmunoGen or that becomes owned or Controlled by ImmunoGen or any of its Affiliates at any time during the Term (including ImmunoGen’s one-half interest in Joint Program Technology and Joint TAP Platform Improvements) that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Licensed Product, Linker or Cytotoxic Compound comprised in a Licensed Product, provided, however, that Licensed Intellectual Property shall expressly exclude any ImmunoGen Proprietary Antibody Rights.

1.89. “Licensed Know-How” means any Know-How comprised in the Licensed Intellectual Property.

1.90. “Licensed Patent Rights” means any Patent Rights comprised in the Licensed Intellectual Property.

1.91. “Licensed Product” means any product that incorporates, is comprised of, or is otherwise derived from, a Target-Binding Probody conjugated to a Cytotoxic Compound using a Linker.

1.92. “Licensed Target” means [***]UniProtKB/Swiss Prot [***]UniProt/Swiss Prot [***].

1.93. “Linker” means any compound or composition that is useful for linking a cytotoxic or cytostatic moiety, including, without limitation, a Cytotoxic Compound, and a cell-binding moiety, including, without limitation, an Antibody or a Probody, together to form a conjugate of the cytotoxic or cytostatic moiety with the cell-binding moiety.

1.94. “Loss of Market Exclusivity” with respect to any Licensed Product in any country, shall be deemed to have occurred only if: (a) one or more Generic Equivalent(s) are being marketed by a Third Party (excluding any Sublicensee) in such country; and (b) Net Sales of such Licensed Product in that country during any Calendar Quarter

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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following introduction of the Generic Equivalent(s) have declined by at least [***] in that country relative to the average quarterly Net Sales of such Licensed Product in such country over [***] ending prior to the introduction of such Generic Equivalent(s) (the “Baseline Net Sales”) and such decline in Net Sales is not primarily attributable to [***]. Anything contained in this Agreement to the contrary notwithstanding, a “Loss of Market Exclusivity” shall not be deemed to have occurred if [***].

1.95. “Major EU Market Country” means any of [***].

1.96. “Manufacturing” or “Manufacture” means activities directed to making, producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping or storage of a product.

1.97. “Marginal Royalty Rates” is defined in Section 4.2.1 hereof.

1.98. “Mask” means a peptide linked to an Antibody that is capable of inhibiting the specific binding of the Antibody to its Target.

1.99. “Material Breach” is defined in Section 8.3 hereof.

1.100. “[***] Compound” means [***].

1.101. “Milestone Payment” means any Development Milestone Payment or Sales Milestone Payment.

1.102. “Monies” is defined in Section 5.4.2(g) hereof.

1.103. “Negotiation Period” is defined in Section 5.5.3(e) hereof.

1.104. “Net Sales” means, with respect to a Licensed Product, gross receipts from sales by CytomX and its Affiliates and Sublicensees of such Licensed Product to Third Parties in the Territory, less in each case (a) bad debts, (b) sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, returns, rebates, chargeback rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers, chain pharmacies, mass merchandisers, staff model HMO’s, pharmacy benefit managers or other institutions in respect of the purchase price, (c) adjustments actually paid, granted or accrued arising from consumer discount programs or other similar programs, (d) customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales, (e) any payment made by CytomX, its Affiliates or Sublicensees in respect of sales to the United States government, any state government or any foreign

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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government, or to any other Governmental Authority, or with respect to any government-subsidized program or managed care organization, and (f) freight and freight insurance (to the extent that CytomX, its Affiliates or Sublicensees bears the cost of freight and freight insurance for the Licensed Product), in each case in accordance with GAAP, as consistently applied by CytomX with respect to its overall operations.

Net Sales shall not include sales or transfers among CytomX and its Affiliates and Sublicensees where the Licensed Product is intended for subsequent sale to the end user. All the foregoing elements of Net Sales calculations shall be determined from the books and records of CytomX and its Sublicensees, maintained in accordance with the CytomX Accounting Standards or, in the case of Sublicensees, such similar accounting principles, consistently applied.

In the event a Licensed Product is sold as a component of a combination or bundled product that consists of a Licensed Product together with another therapeutically active product, or screening or diagnostic product, for the same indication (a “Combination”), the Net Sales from the Combination, for the purposes of determining royalty payments hereunder, shall be determined by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/(A+B), where A is the weighted average per unit sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form.

In the event that the weighted average per unit sale price of the Licensed Product can be determined but the weighted average per unit sale price of the other product(s) included in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/C, where A is the weighted average sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and C is the weighted average per unit sale price of the Combination.

In the event that the weighted average per unit sale price of the other product(s) included in the Combination can be determined but the weighted average per unit sale price of the Licensed Product in similar volumes and of the same class purity, potency and dosage form as in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying Net Sales of the Combination (as defined in the standard Net Sales definition above) by a fraction determined by the following formula: one (1) minus (B/C) where B is the weighted

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form and C is the weighted average per unit sale price of the Combination.

In the event that such average per unit sale price cannot be determined for the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, Net Sales for the purposes of determining royalty payments shall be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith.

The weighted average per unit sale price for both the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, shall be calculated once each Calendar Year and such price shall be used during all applicable royalty reporting periods for the entire following Calendar Year. When determining the weighted average per unit sale price of a Licensed Product, other product(s), or Combination, the weighted average per unit sale price shall be calculated by dividing sales dollars (translated into U.S. Dollars using the CytomX Standard Exchange Rate Methodology) by the units sold during the twelve (12) months (or the number of months in which sales occurred in a partial Calendar Year) of the preceding Calendar Year for the respective Licensed Product, other product(s), or Combination. In the initial Calendar Year, a forecasted weighted average per unit sale price will be used for the Licensed Product, other product(s), or Combination. Any over- or under-payment due to a difference between the forecasted and actual weighted average per unit sale price will be paid or credited in the first royalty payment of the following Calendar Year.

1.105. “Non-Disclosing Party” is defined in Section 6.3.2 hereof.

1.106. “Notice of Dispute” is defined in Section 10.9.1 hereof.

1.107. “Party” and “Parties” is defined in the introduction to this Agreement.

1.108. “Patent Committee” is defined in Section 5.2.4 hereof.

1.109. “Patent Rights” means any and all (a) patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) any other form of government-issued right substantially similar to any of the foregoing and (f) all United States and foreign counterparts of any of the foregoing.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

1.110. “Payload” means a therapeutic cytotoxic or cytostatic compound, including, without limitation, a Cytotoxic Compound.

1.111. “PDC” means a compound that incorporates, is comprised of or is otherwise derived from, a Probody conjugated to a Payload using a Linker.

1.112. “Permitted Third Party Service Providers” is defined in Section 3.1.1 hereof.

1.113. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.114. “Phase 1 Clinical Study” means an initial study of a Licensed Product in human subjects or patients with the endpoint of determining initial tolerance, safety, metabolism or pharmacokinetic information and clinical pharmacology of such product as and to the extent defined for the United States in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other country.

1.115. “Phase 2 Clinical Study” means a study of a Licensed Product in human patients that is intended to obtain information on the Licensed Product’s activity for an indication at a prescribed (or otherwise limited) dose and administration schedule, as well as additional information on the Licensed Product’s safety and toxicity as and to the extent defined for the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country. Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase 2 Clinical Study” hereunder if such study has been designated by the sponsor as a Phase 2 [II] clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.116. “Phase 3 Clinical Study” means a study of a Licensed Product in human patients with a defined dose or a set of defined doses of a Licensed Product designed to (a) ascertain efficacy and safety of such Licensed Product for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (c) support preparing and submitting applications for Regulatory Marketing Approval to the competent Regulatory Authorities in a country of the world, as and to the extent defined for the United States in 21 C.F.R.§ 312.21(c), or its successor regulation, or the equivalent regulation in any other country. “Phase 3 Clinical Study” shall also include any other human clinical trial serving as a pivotal study from which the data are actually submitted to the applicable Regulatory Authority in connection with a Regulatory Marketing Approval Application, whether or not such trial is called a “Phase 3” study. Without limiting the generality of the foregoing,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

a clinical study shall be deemed to be a “Phase 3 Clinical Study” hereunder if such study has been designated by the sponsor as a Phase 3 [III] clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.117. “PHSA” means the Public Health Services Act, as amended (42 U.S.C. § 201 et seq.).

1.118. “Pre-Market Notice” is defined in Section 5.5.4(b) hereof.

1.119. “Probody” means an Antibody linked to a Substrate and a Mask that is claimed or covered by CytomX Technology.

1.120. [Reserved]

1.121. “Program Technology” means all Know-How (other than TAP Platform Improvements) that either Party or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers (or any of their respective employees, agents or independent contractors), alone or with others, makes, creates, develops, discovers, conceives or first actually reduces to practice pursuant to the Development, Manufacture, use or Commercialization of any Licensed Product, including any Patent Rights related thereto. Program Technology also includes “Program Technology” (as defined in the Research Collaboration Agreement) that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Licensed Product, Linker or Cytotoxic Compound comprised in any Licensed Product.

1.122. “Proposed Biosimilar Product” is defined in Section 5.5.1 hereof.

1.123. “Proposed Patent List” is defined in Section 5.5.3(a) hereof.

1.124. “Publishing Party” is defined in Section 6.3.2 hereof.

1.125. “Receiving Party” is defined in Section 1.27 hereof.

1.126. “Regulatory Approval” means any technical, medical, scientific or other license, registration, authorization or approval of any Regulatory Authority (including any approval of a New Drug Application or Biologic License Application) necessary for the Development, Manufacture, use or Commercialization of a pharmaceutical product in any regulatory jurisdiction.

1.127. “Regulatory Approval Application” means any application submitted to an appropriate Regulatory Authority seeking any Regulatory Approval.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.128. “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory jurisdiction, any agency, department, bureau, commission, council or other governmental entity with authority over the Development, Manufacture, use or Commercialization of a Licensed Product.

1.129. “Regulatory Marketing Approval” means, with respect to any pharmaceutical product and any indication, Regulatory Approval (including any supplement thereto) to sell such pharmaceutical product for such indication, including, in any jurisdiction other than the United States, to the extent required for any sale in such country, all pricing and reimbursement approvals to be obtained from the Regulatory Authority granting such Regulatory Approval or any affiliated Regulatory Authority.

1.130. “Representatives” is defined in Section 1.27 hereof.

1.131. “Research Collaboration Agreement” means that certain Research Collaboration Agreement effective as of January 8, 2014 by and between CytomX and ImmunoGen, as the same may be amended from time to time.

1.132. “Research Program” has the meaning ascribed to such term in the Research Collaboration Agreement.

1.133. “Review Period” is defined in Section 6.3.2 hereof.

1.134. “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time from the First Commercial Sale of such Licensed Product in such country until the later of (a) the expiration of the last Valid Claim that would, but for the license granted hereunder, be infringed by the manufacture, use, sale, offer for sale or importation of such Licensed Product in such country or (b) the twelfth (12th) anniversary of the date of the First Commercial Sale of such Licensed Product in such country, but in the case of (b), in no event later than the twentieth (20th) anniversary of the earlier of the date of the First Commercial Sale of such Licensed Product in the United States or the date of the First Commercial Sale of such Licensed Product in any Major EU Market Country. Anything contained in this Agreement to the contrary notwithstanding, if the Licensed Product (or any component or intermediate thereof) was manufactured in a country where such manufacture would, at the time of such manufacture, have infringed a Valid Claim within the Licensed Patent Rights in the country of manufacture in the absence of the license granted under Section 3.3.1 hereof, then the Royalty Term in the country of sale of such Licensed Product, if otherwise expired pursuant to the first sentence of this Section, shall be extended or reinstated, as the case may be, but only with respect to sales of Licensed Products so manufactured. In determining infringement of Valid Claims for purposes of this definition of Royalty Term, (i) any Valid Claim within the Licensed Patent Rights that is jointly owned by CytomX

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen, and (ii) claims contained in patent applications that have not resulted in the issuance of a patent in a country will be disregarded for purposes of determining the expiration of the Royalty Term for a Licensed Product in such country under this definition.

1.135. “Sales Milestone” is defined in Section 4.1.2 hereof.

1.136. “Sales Milestone Payment” is defined in Section 4.1.2 hereof.

1.137. “Sales Threshold” is defined in Section 4.1.2 hereof.

1.138. “Strain” is defined in Section 1.66 hereof.

1.139. “Sublicensee” means any Third Party to whom CytomX or an Affiliate of CytomX grants or has granted, directly or indirectly, a sublicense of rights licensed by ImmunoGen under this Agreement, in accordance with the provisions of this Agreement.

1.140. “Substrate” means a moiety that is linked to the Antibody and to the Mask of a Probody and is capable of being cleaved, reduced or photolysed.

1.141. “TAP Platform Improvements” means any enhancement, improvement or modification (each, an “Improvement”) to the Licensed Intellectual Property that is (a) an Improvement to the [***] of or [***] of [***] Cytotoxic Compound, (b) an Improvement to the [***] for [***] ADCs or PDCs (including, for example, [***] or [***] that create improvements in the yield of such conjugate), (c) an Improvement to the [***] of or [***] for [***], (d) an Improvement to any of the [***] used for [***] and [***] any Cytotoxic Compound, [***] ADCs or PDCs, or (e) an Improvement to the [***] of ADCs or PDCs. [***], in and of themselves, will not be deemed to be TAP Platform Improvements, although the Parties acknowledge that TAP Platform Improvements may be incorporated into [***].

1.142. “Target” means a protein described by a unique UniProtKB/Swiss Prot accession number (and all fragments, mutations and splice variants thereof) that is bound by an Antibody or a Probody.

1.143. “Target,” “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, where the molecule’s primary intended mechanism of action requires that it bind to the Target (or a portion thereof).

1.144. “Target-Binding Probody” means a Probody that Targets the Licensed Target. [***]

1.145. “Term” is defined in Section 8.1 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.146. “Territory” means the entire world.

1.147. “Third Party” means any Person other than CytomX, ImmunoGen or their respective Affiliates.

1.148. “Third Party Claims” is defined in Section 9.2 hereof.

1.149. “Third Party Payments” is defined in Section 4.2.3(a) hereof.

1.150. “Unauthorized Use” is defined in Section 2.6.3 hereof.

1.151. “Unconjugated Probody Platform Improvements” has the meaning ascribed to such term in the Research Collaboration Agreement.

1.152. “Valid Claim” means, with respect to a particular country, (a) a claim of an issued and unexpired patent right included within the Licensed Patent Rights that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental authority of competent jurisdiction, which decision is unappealed or unappealable within the time allowed for appeal, and (ii) has not been cancelled, withdrawn, abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) a bona fide claim of a pending patent application included within the Licensed Patent Rights that has not been (i) cancelled, withdrawn or abandoned without being refiled in another application in the applicable jurisdiction or (ii) finally rejected by an administrative agency action from which no appeal can be taken or that has not been appealed within the time allowed for appeal, provided that any claim in any patent application pending for more than seven (7) years from the earliest date on which such patent application claims priority shall not be considered a Valid Claim for purposes of the Agreement from and after such seven (7) year date unless and until a patent containing such claim issues from such patent application and solely if such patent issues while another Valid Claim covers the relevant Licensed Product in the relevant country. Anything contained in this Agreement to the contrary notwithstanding, a claim within an issued and unexpired patent within the Licensed Patent Rights shall remain a Valid Claim for all purposes under this Agreement, notwithstanding a determination that such claim is unenforceable pursuant to the operation of the BPCIA, if such determination is exclusively caused by or results solely from any act or omission by CytomX (or any of its Affiliates or Sublicensee) determined to have been made negligently or in bad faith in the performance of CytomX’s obligations under Section 5.5.3 hereof that results in actual prejudice to ImmunoGen’s ability to preserve its rights in the Licensed Patent Rights and eliminate the infringement threatened by the Applicant (excluding any acts or omissions undertaken pursuant to the specific written instruction of ImmunoGen).

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.	PRODUCT DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION.

2.1. General. CytomX shall have sole authority over, responsibility for and control of (notwithstanding the formation of the JDC or its decisions and/or disputes among the membership of the JDC) the Development, Manufacture, use and Commercialization of the Licensed Products, and shall bear all costs associated with such Development, Manufacture, use and Commercialization. To the extent it has not already done so or is not required to do so under the Research Collaboration Agreement, upon request by CytomX, ImmunoGen will provide CytomX and/or its designated Permitted Third Party Service Providers with the ImmunoGen Technology Transfer Materials. In addition, upon reasonable request by CytomX, ImmunoGen shall use reasonable efforts to provide CytomX with technical advice to assist CytomX in its use of the ImmunoGen Technology Transfer Materials in connection with the Development and Manufacture of Licensed Products hereunder.

2.2. Development Diligence.

2.2.1. CytomX Diligence. CytomX will use Commercially Reasonable Efforts to Develop Licensed Products and to undertake investigations and actions required to obtain Regulatory Marketing Approval in the Territory; provided that the obligations set forth in this Section shall cease upon the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory. For avoidance of doubt, any actions taken by CytomX’s Affiliates or Sublicensees under this Agreement shall be treated as actions taken by CytomX in regard to satisfaction of the requirements of this Section 2.2.1. Beginning on the sixth (6th) anniversary of the Effective Date and thereafter, CytomX will make non-refundable and non-creditable maintenance payments in the amounts set forth below (the “Annual Maintenance Fees”) until the earlier of (a) the first filing of an IND in the U.S. or in any European Union country for any Licensed Product or (b) the termination of this Agreement in accordance with its terms. The amounts of the Annual Maintenance Fee accruing as of each anniversary of the Effective Date, beginning with the sixth (6th) anniversary are as follows:

Anniversary of the Effective Date	Maintenance Fee
Sixth (6th) anniversary	$	[***	]
Seventh (7th) anniversary	$	[***	]
Eighth(8th) anniversary and each anniversary thereafter		[***	]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CytomX will pay the applicable Annual Maintenance Fee in accordance with Section 4.3 hereof within [***] after the applicable anniversary of the Effective Date. Payment of Annual Maintenance Fees by CytomX shall not establish that CytomX has satisfied its due diligence obligations under this Section 2.2, and such payments shall be given no consideration or weight in determining whether CytomX has satisfied such due diligence obligations. Anything contained in this Agreement to the contrary notwithstanding, CytomX shall have no obligation to pay Annual Maintenance Fees hereunder if the first filing of an IND in the U.S. or in any European Union country for any Licensed Product has occurred prior to the sixth (6th) anniversary of the Effective Date.

2.2.2. Exceptions to Diligence Obligations. Notwithstanding any provision of this Agreement to the contrary, CytomX will be relieved from and will have no obligation to undertake any efforts with respect to any diligence obligation under Section 3.2.1 with respect to a given Licensed Product (each, a “Diligence Obligation”) in the event that ImmunoGen materially breaches any of its Development or other obligations under this Agreement related to such Licensed Product upon which performance of the applicable Diligence Obligation is dependent.

2.2.3. Remedies for Breach of Diligence Obligations. A material breach of any Diligence Obligation by CytomX shall be deemed to be a Material Breach by CytomX hereunder.

2.3. Joint Development Committee.

2.3.1. Formation of the Joint Development Committee. As soon as practicable after the Effective Date, CytomX and ImmunoGen shall establish a “Joint Development Committee” (or “JDC”) to coordinate the sharing of safety data and minutes of meetings with Regulatory Authorities with regard to Licensed Products. The JDC shall also serve as a forum to facilitate communications between the Parties regarding this Agreement. The JDC shall be comprised of two (2) representatives from each Party as appointed by such Party, with such representatives possessing appropriate expertise and seniority. The JDC may change its size from time to time by mutual consent of its members. A Party may replace one or more of its representatives from time to time upon written notice to the other Party. The JDC shall exist until the expiration of the Term or earlier termination of the Agreement, unless the Parties otherwise agree in writing, provided that CytomX may dissolve the JDC upon the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.3.2. Chairperson and Secretary of the Joint Development Committee. CytomX shall designate a chairperson of the JDC, and a secretary of the JDC shall be designated by agreement of the members of the JDC. CytomX may change the designation of the chairperson from time to time upon written notice to ImmunoGen. The chairperson or his or her designee shall be responsible for scheduling meetings of the JDC, preparing agendas for meetings and sending to all JDC members notices of all regular meetings and agendas for such meetings at least [***] Business Days before such meetings. The chairperson shall solicit input from both Parties regarding matters to be included on the agenda, and any matter either Party desires to have included on the agenda shall be included for discussion. Nothing herein shall be construed to prohibit the JDC from discussing or acting on matters not included on the applicable agenda. The secretary shall (a) record the minutes of the meeting, (b) circulate copies of meeting minutes to the Parties and each JDC member promptly following the meeting for review, comment and approval by the JDC members and (c) finalize approved meeting minutes. The chairperson shall be a member of the JDC but the secretary need not be a member of the JDC.

2.3.3. Meetings. The JDC shall meet at least three (3) times each Calendar Year (unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting, in which case the next JDC meeting shall also be scheduled as agreed upon by the Parties) until it has been terminated in accordance with Section 2.3.1 hereof at dates and times mutually agreed by the JDC. The initial meeting of the JDC shall be held within [***] days after the Effective Date. Either Party may call a special meeting of the JDC on [***] days written notice to the other Party’s members of the JDC (or upon such shorter notice as exigent circumstances may require). Such written notice shall include an agenda for the special meeting. In-person meetings, including special meetings, of the JDC shall alternate between the offices of the Parties, unless otherwise agreed upon by the members of the JDC. Meetings of the JDC may be held telephonically or by video conference; provided, however, that at least [***] meetings per year shall be held in-person. Meetings of the JDC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting. Members of the JDC shall have the right to participate in at meetings held by telephone or video conference. In addition, the JDC may act on any matter or issue without a meeting if it is documented in a written consent signed by each member of the JDC.

2.3.4. Responsibilities of the Joint Development Committee. The JDC shall be responsible for (a) receiving and reviewing all safety data, relevant regulatory

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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information and other related information obtained by either Party in connection with the Development, Manufacture, use and Commercialization of Licensed Products; (b) facilitating communication between the Parties, (c) resolving Disputes between the Parties, such as Disputes about interpretation of this Agreement, understanding that CytomX has sole authority over the Development, Manufacturing, use and Commercialization of Licensed Products; and (d) such other functions as expressly specified hereunder or as agreed by the Parties. At the time that the first Licensed Product enters a clinical trial, the Parties shall negotiate in good faith the terms of a separate written safety data exchange agreement that, among other things, will govern the exchange of pharmacovigilance information.

2.3.5. Resolution by [***]. All resolution of Disputes by the JDC shall be made by [***]. If the JDC cannot or does not reach [***] on a Dispute, then such Dispute shall be resolved in accordance with Section 10.9 hereof.

2.4. Alliance Managers. In addition to the foregoing governance provisions, each of the Parties shall appoint a single individual to serve as that Party’s alliance manager (“Alliance Manager”). The role of each Alliance Manager will be to participate and otherwise facilitate the relationship between the Parties as established by this Agreement. A Party may replace its Alliance Manager from time to time upon written notice to the other Party.

2.5. Updates and Reports; Product Recalls.

2.5.1. Development Updates. Upon the request of ImmunoGen, CytomX shall provide ImmunoGen with brief written reports, which ImmunoGen may request no more frequently than [***] until satisfaction of CytomX’s obligations under Section 2.2.1 hereof, that shall summarize CytomX’s efforts to Develop the Licensed Products in the Field in the Territory in sufficient detail to establish that CytomX is using Commercially Reasonable Efforts to Develop the Licensed Product, identify the applications for Regulatory Approval that CytomX or its Affiliates or Sublicensees have filed, sought or attempted to obtain in the prior [***] period, and any they reasonably expect to file, seek or attempt to obtain in the following [***] period. The Parties agree that the minutes of the JDC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

2.5.2. Correspondence for Licensed Products. To the extent reasonably practicable and subject to any Third Party confidentiality obligations, CytomX shall provide ImmunoGen with copies of any material documents or correspondence pertaining to ImmunoGen’s manufacture or supply of Cytotoxic Compound or Licensed Product in drug substance form and prepared for

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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submission to any Regulatory Authority and any material documents or other correspondence received from any Regulatory Authority pertaining to ImmunoGen’s manufacture or supply of Cytotoxic Compound or Licensed Product in drug substance form. ImmunoGen shall complete its review within [***] after receipt of the proposed submission. When requested in writing, ImmunoGen shall use commercially reasonable efforts to provide assistance to CytomX in obtaining Regulatory Approvals for Licensed Products. Notwithstanding the foregoing, CytomX shall have the sole responsibility for, and ImmunoGen agrees that CytomX shall be the sole owner of, any Regulatory Approval for the Licensed Products.

2.5.3. Product Recalls. In the event any Regulatory Authority issues or requests a recall or takes similar action with respect to a Licensed Product that CytomX reasonably believes is or may be attributable to or otherwise relates to the Licensed Intellectual Property, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email. Following such notification, CytomX shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that CytomX shall keep ImmunoGen informed regarding any such recall, market withdrawal or corrective action as ImmunoGen from time to time may reasonably request, but only to the extent CytomX is legally permitted to do so. CytomX shall bear all expenses of any such recall, market withdrawal or corrective action, including, without limitation, expenses of notification, destruction and return of the affected Licensed Product and any refund to customers of the amounts paid for such Licensed Product.

2.5.4. Confidential Information. All reports, updates, product complaints and other information provided by the Disclosing Party to the Receiving Party under this Agreement (including under this Section 2.5), shall be considered Confidential Information of the Disclosing Party, subject to the terms of Article 7 hereof.

2.6. Transfer and Use of Proprietary Materials.

2.6.1. Transfer and Use of ImmunoGen Proprietary Materials. From time to time during the Term, ImmunoGen may provide CytomX with ImmunoGen Proprietary Materials for use in the Development and Manufacture of Licensed Products under this Agreement. ImmunoGen’s Proprietary Materials are provided by ImmunoGen on an “as-is” basis without representation or warranty of any

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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type, express or implied, including any representation or warranty of merchantability, non-infringement, title or fitness for a particular purpose, each of which is hereby disclaimed by ImmunoGen. In connection with the foregoing, CytomX agrees that (a) it shall not use ImmunoGen’s Proprietary Materials provided under this Agreement for any purpose other than exercising its rights and performing its obligations hereunder; (b) it shall not use ImmunoGen Proprietary Materials provided under this Agreement in any human subject; (c) it shall use ImmunoGen Proprietary Materials in compliance with all Applicable Laws; (d) it does not acquire any right, title or interest in or to ImmunoGen Proprietary Materials as a result of such provision by ImmunoGen; and (e) upon expiration or termination of this Agreement for any reason, CytomX shall, if and as instructed by ImmunoGen, either destroy or return ImmunoGen Proprietary Materials provided under this Agreement that are not the subject of a continuing license hereunder. CytomX shall be entitled to transfer ImmunoGen Proprietary Materials to any Affiliate, Sublicensee or Permitted Third Party Service Provider under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to use or transfer such ImmunoGen Proprietary Materials except in compliance with the preceding sentence.

2.6.2. Transfer and Use of CytomX Proprietary Materials. From time to time during the Term, CytomX may provide ImmunoGen with CytomX Proprietary Materials. ImmunoGen shall use the CytomX Proprietary Materials solely in connection with conducting the specific activities for which such CytomX Proprietary Materials are provided to ImmunoGen, and for no other purpose. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement or in other written authorization by CytomX, ImmunoGen shall not make or attempt to make analogues, progeny or derivatives of, or modifications to, the CytomX Proprietary Materials, using CytomX’s Confidential Information, and ImmunoGen shall not use the CytomX Proprietary Materials for the benefit of any Third Party or of its own internal research programs. ImmunoGen shall comply with all Applicable Laws regarding the handling and use of the CytomX Proprietary Materials. ImmunoGen agrees to retain possession over the CytomX Proprietary Materials and not to provide the CytomX Proprietary Materials to any Third Party without CytomX’s prior written consent.

2.6.3. Unauthorized Use of Confidential Information and Proprietary Materials. In the event that (a) CytomX or any of its Affiliates or Sublicensees use ImmunoGen’s Confidential Information (including, without limitation, any Confidential Information within the Licensed Know-How) or ImmunoGen Proprietary Materials for any purpose other than in connection with CytomX’s exercise of its rights and performance of its obligations hereunder or the Research

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaboration Agreement (if then in effect) or (b) ImmunoGen or any of its Affiliates uses CytomX’s Confidential Information or CytomX Proprietary Materials for any purpose other than the purposes authorized herein or in any other License Agreement or the Research Collaboration Agreement (if then in effect) (in each case, an “Unauthorized Use”), the results of such Unauthorized Use, and any discoveries or inventions that arise from such Unauthorized Use, whether patentable or not, shall belong solely and exclusively to the providing Party. If required in order to perfect or enforce the providing Party’s ownership of such results, discoveries or inventions, each Party, on behalf of itself and its Affiliates (and in the case of CytomX, its Sublicensees), each hereby assigns and agrees to assign to the providing Party all of its and their right, title and interest in and to all such results, discoveries or inventions made through such Unauthorized Use. Each Party agrees to cooperate, and to cause its Affiliates (and in the case of CytomX, its Sublicensees) to cooperate, with the providing Party, and to execute and deliver any and all documents that the providing Party reasonably deems necessary, to perfect and enforce its rights hereunder.

2.7. Services. If, during the Term, CytomX requests that ImmunoGen provide additional services with respect to (a) process development, (b) analytical method development, or (c) manufacturing and supply of Licensed Product in drug substance form for any GLP toxicology studies, clinical studies, or commercial scale-up, but excluding pivotal studies and commercial supply, or (d) any other tasks in connection with the Development, Manufacture, use or Commercialization of Licensed Products with respect to which the Parties may mutually agree, then the Parties shall negotiate in good faith the terms of separate written agreements with respect to such activities.

3.	LICENSE GRANTS.

3.1. License Grants.

3.1.1. Commercial License. Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to CytomX and its Affiliates an exclusive (even as to ImmunoGen), non-transferable (except as expressly permitted in this Agreement), royalty-bearing license, including the right to grant sublicenses as described in Section 3.1.2 hereof, under the Licensed Intellectual Property, to Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Licensed Products in the Field in the Territory. CytomX and its Affiliates shall have the right to engage one or more Affiliates or Third Parties (the latter being referred to herein as “Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with its activities under this Agreement (including transferring Licensed Know-How and ImmunoGen Proprietary Materials as may be necessary for such Permitted Third Party Service Providers to perform such designated functions); provided that (a) CytomX shall [***] and (b) CytomX shall [***].

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.2. Right to Sublicense. CytomX and its Affiliates shall have the right to grant sublicenses under the rights granted to them under Section 3.1.1 hereof with respect to any Licensed Product to any Sublicensee, provided that (a) each such sublicense shall be consistent with the terms and conditions of this Agreement, (b) CytomX shall [***], (c) CytomX and its Affiliates shall cause [***], (d) CytomX shall [***].

3.2. Retained Rights and Covenants.

3.2.1. Retained Rights. [***] PDC [***]

3.2.2. Covenants. [***] PDC [***] PDC [***]

3.3. License to CytomX TAP Platform Improvements. CytomX, on behalf of itself and its Affiliates, hereby grants to ImmunoGen a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free worldwide license under CytomX’s interest in any CytomX TAP Platform Improvements, including, without limitation, any Patent Rights claiming such CytomX TAP Platform Improvements, to exploit such CytomX TAP Platform Improvements (a) for any purpose in the Field other than developing, manufacturing, using or commercializing PDCs and (b) for any purpose outside of the Field. Nothing in this Agreement shall be construed as obligating CytomX to [***] or any of its Affiliates or any Third Party [***].

3.4. Section 365(n) of Bankruptcy Code. All rights and licenses now or hereinafter granted by either Party to the other Party under or pursuant to any section of this Agreement, including the licensed granted in this Article 3, are rights to “intellectual property” (as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”)). The Parties hereto acknowledge and agree that the payments provided for under Article 4 hereof, other than royalty payments pursuant to Section 4.2 hereof, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property under this Agreement.

3.5. No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed, by estoppel, implication or otherwise, to have granted the other Party any license or other right with respect to any intellectual property of such Party.

4.	PAYMENTS.

4.1. Milestone Payments.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.1.1. Development Milestones. Within [***] following the first occurrence of each event (each, a “Development Milestone”) described below for the first Licensed Product that achieves such milestone, CytomX shall provide written notice to ImmunoGen identifying the Development Milestone achieved, and CytomX shall pay to ImmunoGen the amount set forth below within [***] of receipt of ImmunoGen’s notice with respect to such Development Milestone (each such amount, a “Development Milestone Payment”) to be payable only once regardless of how many Licensed Products achieve such Development Milestone.

Development Milestone	Payment
Dosing of first patient in a Phase 1 Clinical Study	[***	]
Dosing of first patient in a Phase 2 Clinical Study	[***	]
Dosing of first patient in a Phase 3 Clinical Study	[***	]
Date of filing of BLA	[***	]
Date of receipt of Regulatory Approval in [***]	[***	]
Date of receipt of Regulatory Marketing Approval in [***]	[***	]
Date of receipt of Regulatory Marketing Approval in [***]	[***	]

If a clinical milestone is achieved and any previous clinical milestone has not yet been achieved for any reason, notwithstanding anything herein to the contrary such previous milestone(s) shall be deemed to have been achieved and the corresponding Development Milestone Payment set forth in the table above shall be payable simultaneously with the Development Milestone Payment for the achievement of the subsequent Milestone. All Development Milestone Payments shall be non-refundable and noncreditable.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.1.2. Sales Milestones. CytomX shall pay to ImmunoGen the following one-time payments (each, a “Sales Milestone Payment”) when aggregate Annual Net Sales of a Licensed Product in the Territory in a Calendar Year first reach the respective threshold (a “Sales Threshold”) indicated below (each, a “Sales Milestone”):

Total Annual Net Sales	Sales Milestone Payment
Total Annual Net Sales at least equal 500,000,000	[***	]

Total Annual Net Sales at least equal 750,000,000	[***	]

Total Annual Net Sales at least equal 1,000,000,000	[***	]

Total Annual Net Sales at least equal 1,500,000,000	[***	]

Any Sales Milestone Payment with respect to any Calendar Year shall be payable within [***] of the end of such Calendar Year in the United States. Each Sales Milestone Payment is payable a maximum of one time only, regardless of the number of times a Licensed Product achieves a particular Sales Threshold or the number of Licensed Products that achieve a particular Sales Threshold. All Sales Milestone Payments shall be nonrefundable and noncreditable.

4.2. Royalties.

4.2.1. Royalty Payments. With respect to each Licensed Product and subject to the provisions of Section 4.2.2 hereof, CytomX shall pay ImmunoGen royalties in the amount of the applicable rates (“Marginal Royalty Rates”) set forth below of Annual Net Sales of such Licensed Product during the Royalty Term:

Annual Net Sales	Marginal Royalty Rate for Licensed Products (% of Annual Net Sales)
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2.2. Marginal Royalty Rate Application. Each Marginal Royalty Rate set forth in the table above shall apply only to that portion of the Annual Net Sales of a given Licensed Product in the Territory during a given Calendar Year that falls within the indicated range.

4.2.3. Royalty Adjustments.

(a) Third Party Royalty Offset. Subject to Section 4.2.3(e) hereof, if, with respect to a Calendar Quarter, CytomX or any of its Affiliates or Sublicensees [***] to one or more Third Parties in consideration of a [***], in the [***] CytomX could [***] the Licensed Intellectual Property to [***] or [***] the Cytotoxic Compound portion or [***] of any Licensed Product [***] owned or exclusively licensed by such Third Party in any country (collectively, “Third Party Payments”), [***] then CytomX shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof (but not the royalties otherwise due to ImmunoGen pursuant to Section 4.2.3(b) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter by an amount equal to [***] of the amount of such Third Party Payments. [***] Cytotoxic Compound portion [***] For the avoidance of doubt, the Parties agree and acknowledge that this Section 4.2.3(a) shall not apply with respect to royalties payable by a Party to any Third Party under any agreement in existence as of the Effective Date.

(b) Valid Claim Coverage.

(i) No Patent Coverage. Subject to Section 4.2.3(e) hereof, the royalty rates set forth in Sections 4.2.1, 4.2.3(c) and 4.2.3(d) hereof shall apply, on a country-by-country basis and Licensed Product-by-Licensed Product basis, to Net Sales of Licensed Products only where (A) such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country is Covered by a Valid Claim within the Licensed Patent Rights or (B) such Licensed Product (or any component or intermediate thereof) was manufactured in a country where the manufacture of such Licensed Product (or such component or intermediate), was, at the time of its manufacture, Covered by a Valid Claim within the Licensed

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Patent Rights, regardless of the country in which such Licensed Product is sold. Subject to the other terms of this Agreement (except for Section 4.2.3(a) hereof, which shall not apply), on a country-by-country and Licensed Product-by-Licensed Product basis where and as of and when the royalty rates under Sections 4.2.1, 4.2.3(c) and 4.2.3(d) hereof do not apply as a result of this Section 4.2.3(b)(i), the royalties payable with respect to Net Sales of such Licensed Product sold by CytomX, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 4.2.1 or 4.2.3(d) hereof, as applicable, without giving effect to any royalty reduction provided in Section 4.2.3(c) hereof, using the methodology outlined in Exhibit B attached hereto. The Parties hereby acknowledge and agree that such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the unpatented Licensed Know-How, including, without limitation, ImmunoGen’s Confidential Information and ImmunoGen Proprietary Materials.

(ii) Applicability of Royalty Rates. For purposes of clarity, (A) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is Covered by a Valid Claim in a country within the Territory such that royalties are paid by CytomX pursuant to Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (and its manufacture, use, sale, offer for sale or importation) is no longer Covered by a Valid Claim in such country, CytomX shall pay ImmunoGen a royalty at the rate set forth in Section 4.2.1(b)(i) hereof for the portion of the Royalty Term during which no such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country; and (B) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is not Covered by a Valid Claim in a country within the Territory such that royalties are paid by CytomX pursuant to Section 4.2.1(b)(i) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (or its manufacture, use, sale, offer for sale or importation) becomes Covered by a Valid Claim within the Licensed Patent Rights in such country, CytomX shall pay ImmunoGen a royalty at the rates set forth in Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof, as applicable, for that portion of the Royalty Term during which such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(iii) Definition of “Cover”. A Valid Claim within the Licensed Patent Rights “Covers” the Licensed Product (or its manufacture, use, sale, offer for sale or importation) in a country if, but for the license granted under Section 3.1.1 hereof, the manufacture, use, sale, offer for sale or importation of the Licensed Product by CytomX or any of its Affiliates or Sublicensees in such country would infringe such Valid Claim; provided, however, that in determining whether a Valid Claim within such Licensed Patent Rights “Covers” (as defined above) the Licensed Product (or its manufacture, use, sale, offer for sale or importation), (A) any Valid Claim within the Licensed Patent Rights that is jointly owned by CytomX (or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen and (B) any Valid Claim contained in [***] within the Licensed Patent Rights that has not been (1) canceled, withdrawn or abandoned or (2) [***] shall be deemed to have been issued.

(c) Loss of Market Exclusivity. Subject to Section 4.2.3(e) hereof, if, with respect to a Calendar Quarter, CytomX or any of its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any country, then CytomX shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 4.2.1 or 4.2.3(d) hereof (but not the royalties otherwise due to ImmunoGen under Section 4.2.3(b) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter as described below, in each case using a methodology similar to that outlined in Exhibit B attached hereto. [***].

(d) Effect of Challenge. In further consideration of the grant by ImmunoGen of the license hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights is issued, if CytomX, its Affiliates or Sublicensees initiates a Challenge or induces or assists a Third Party in initiating or prosecuting a Challenge (the Licensed Patent Rights subject to such Challenge being referred to herein as the “Challenged Patent Rights”), then during the period that such Challenge is pending, the royalty rates set forth in Section 4.2.1 hereof shall be increased by [***] of annual Net Sales (the “Challenge-Related Royalty Increase”) in the country(ies) in which the Challenged Patent Rights were

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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pending or issued (each, a “Challenge Jurisdiction”) commencing on the date of such initiation or the date CytomX, its Affiliates or Sublicensees first induces or provides assistance to such Third Party, as applicable, but only with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdiction(s). If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remains one or more Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation then (i) the royalty rates set forth in Section 4.2.1 hereof shall be increased by [***] of annual Net Sales (which shall be in addition to the Challenge-Related Royalty Increase) in the applicable Challenge Jurisdiction, commencing upon the final, unappealable conclusion of such Challenge and continuing for the remainder of the Royalty Term in the applicable Challenge Jurisdiction, and (ii) CytomX shall reimburse ImmunoGen for its costs and expenses (including, without limitation, reasonable attorneys’ and experts’ fees and expenses of litigation) incurred in responding to the Challenge. CytomX shall be required to pay such reimbursement within [***] of receiving an invoice therefor from ImmunoGen, which shall set forth in reasonable detail the basis for the charges for which ImmunoGen is seeking reimbursement. If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remain no Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of Licensed Products by CytomX or any of its Affiliates or Sublicensees in such Challenge Jurisdiction in the absence of the license granted under Section 3.1.1 hereof, then ImmunoGen shall reimburse CytomX for all amounts with respect to the Challenge-Related Royalty Increase actually paid by CytomX to ImmunoGen with respect to the Challenge Jurisdiction (the “Clawback Amount”) as follows: [***].

(e) Minimum Royalty Rate. Anything contained in this Agreement to the contrary notwithstanding, none of the reductions to royalties provided in Sections 4.2.3(a), 4.2.3(b) and 4.2.3(c) hereof, shall, individually or in the aggregate, reduce the royalties payable with respect to Net Sales of any Licensed Product sold by CytomX, its Affiliates and its Sublicensees in any country during the Royalty Term by [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 4.2.1 or 4.2.3(d), as applicable, without giving effect to any royalty reduction provided in Section 4.2.3(a), 4.2.3(b) or 4.2.3(c) hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.3. Reports and Payments.

4.3.1. Cumulative Royalties. The obligation to pay royalties under Section 4.2 shall be imposed only once with respect to a single unit of a Licensed Product regardless of how many Valid Claims in Patent Rights included within the Licensed Intellectual Property would, but for this Agreement, be infringed by the use or sale of such Licensed Product in the country in which such Licensed Product is used or sold.

4.3.2. Royalty Statements and Payments. Within [***] after the end of each Calendar Quarter, CytomX shall deliver to ImmunoGen a report setting forth for such Calendar Quarter the following information, on a Licensed Product-by-Licensed Product basis: (a) the gross sales (if available) and the Net Sales of each Licensed Product (specifying in reasonable detail the deductions to gross sales used to calculate Net Sales, (b) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (c) the applicable exchange rate to convert each country’s currency to U.S. Dollars under Section 4.3.4 hereof and (d) the royalties due hereunder for the sale of each Licensed Product. No such reports shall be due for any Licensed Product before the First Commercial Sale of such Licensed Product in the Territory. The total royalty due for the sale of Licensed Products during such Calendar Quarter shall be remitted at the time such report is delivered.

4.3.3. No Set-Off; Taxes and Withholding. All payments made by CytomX to ImmunoGen hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except withholding taxes, if any. In the event any of the payments made pursuant to this Agreement become subject to withholding taxes under the Applicable Law of any jurisdiction, CytomX shall deduct and withhold the amount of such taxes for the account of ImmunoGen, to the extent required by Applicable Law, such amounts payable to ImmunoGen shall be reduced by the amount of taxes deducted and withheld, and CytomX shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to ImmunoGen an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable ImmunoGen to claim such payment of taxes. Any such withholding taxes required under Applicable Law to be paid or withheld shall be an expense of, and borne solely by, ImmunoGen. CytomX will provide ImmunoGen with reasonable assistance to enable ImmunoGen to recover such taxes as permitted by Applicable Law.

4.3.4. Currency. All amounts payable and calculations hereunder shall be in United States dollars, and all payments due under this Agreement shall be made by wire transfer in immediately available funds to an account designated by the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Party owed such payment. As applicable, Net Sales and any royalty deductions shall be converted into United States dollars in accordance with the CytomX Standard Exchange Rate Methodology.

4.3.5. Overdue Payments. Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***], or (b) the maximum interest rate permitted by applicable law in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made. Such payments when made shall be accompanied by all interest so accrued. Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

4.4. Maintenance of Records; Audits.

4.4.1. Record Keeping. CytomX shall keep, and cause its Affiliates and Sublicensees to keep, accurate books of account and records in connection with the sale of Licensed Products, in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. CytomX shall maintain, and cause its Affiliates and Sublicensees to maintain, such records for a period of at least [***] after the end of the Calendar Year in which they were generated.

4.4.2. Audits. Upon [***] prior written notice from ImmunoGen, CytomX shall permit an independent certified public accounting firm of internationally recognized standing selected by ImmunoGen and reasonably acceptable to CytomX to examine, at ImmunoGen’s sole expense, the relevant books and records of CytomX, its Affiliates and Sublicensees during the period covered by such examination, as may be reasonably necessary to verify the accuracy of the reports submitted by CytomX in accordance with Section 4.3 hereof and the payment of royalties hereunder. An examination by ImmunoGen under this Section 4.4.2 shall occur not more than once in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request. The accounting firm shall be provided access to such books and records at the facilities where such books and records are kept and such examination shall be conducted during normal business hours.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CytomX may require the accounting firm to sign a reasonable and customary non-disclosure agreement before providing the accounting firm access to CytomX’s facilities or records. Upon completion of the audit, the accounting firm shall provide both ImmunoGen and CytomX a written report disclosing whether the reports submitted by CytomX are correct or incorrect, whether the royalties paid are correct or incorrect and, in each case, the specific details concerning any discrepancies. CytomX and ImmunoGen shall each have the right to request a further determination by such accounting firm as to matters which such Party disputes within [***] following receipt of such report. The Party initiating a dispute will provide the other Party and the accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the written report and the accounting firm shall undertake to complete such further determination within [***] after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties. The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion. The results of any such audit, reflecting the accounting firm’s determination of any disputed matters, shall be binding on both Parties.

4.4.3. Underpayments/Overpayments. If such accounting firm concludes that additional royalties were due to ImmunoGen, CytomX shall pay the additional royalties (plus interest thereon at the rate provided in Section 4.3.5 hereof) within [***] of the date CytomX receives such accountant’s written report so concluding. If such underpayment exceeds [***] of the royalties that were to be paid [***], CytomX also shall reimburse ImmunoGen for all reasonable charges of such accountants for conducting the audit. If such accounting firm concludes that CytomX overpaid royalties, ImmunoGen shall repay such amount in full within [***] of the receipt of such accountant’s report, or, at CytomX’s option, it shall be entitled to offset all such overpayments against any outstanding or future amounts payable to ImmunoGen hereunder until CytomX has received full credit for such overpayments.

4.4.4. Confidentiality. All financial information that is subject to review under this Section 4.4 shall be deemed to be the Confidential Information of the audited Party subject to the provisions of Article 6 hereof.

5.	INTELLECTUAL PROPERTY.

5.1. Inventions.

5.1.1. Ownership. All determinations of inventorship under this Agreement shall be made in accordance with the laws of the United States. Determinations of ownership of intellectual property hereunder will be made in accordance with inventorship.

(a) ImmunoGen Solely Owned Technology. As between the Parties, ImmunoGen shall be the sole owner of all Licensed Intellectual Property (other than Joint Program Technology and Joint TAP Platform Improvements included therein and any Joint Patent Rights).

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) CytomX Solely Owned Technology. As between the Parties, CytomX shall be the sole owner of all CytomX Program Technology and CytomX TAP Platform Improvements and any Patent Rights claiming such CytomX Program Technology and CytomX TAP Platform Improvements.

(c) Jointly Owned Technology. All Joint Program Technology and Joint TAP Platform Improvements (including, without limitation, all Joint Patent Rights) shall be jointly owned by the Parties, with each Party holding an undivided one-half interest therein. Subject to the Parties’ other rights and obligations under this Agreement and any then-outstanding License Agreement, each Party shall be [***].

5.1.2. Disclosure. CytomX shall, no less than [***] before filing any initial Patent Right disclosing CytomX TAP Platform Improvements or any Joint Program Technology or Joint TAP Platform Improvements or any other Patent Right that contains ImmunoGen’s Confidential Information, provide a copy of such disclosure to ImmunoGen. ImmunoGen shall, no less than [***] before filing any initial Patent Right disclosing Joint Program Technology or Joint TAP Platform Improvements or any other Patent Right that contains CytomX’s Confidential Information, provide a copy of such disclosure to CytomX. In each case, such disclosures to the other Party shall include all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such invention and the proposed inventorship of any new Patent Rights intended to be filed. The other Party shall promptly raise any issue regarding inventorship of any such Patent Rights, and the Parties agree to determine the correct inventorship of any Patent Rights in accordance with Section 10.10.1 hereof.

5.2. Filing, Prosecution and Maintenance of Patent Rights.

5.2.1. Cooperation. Without limiting any other rights and obligations of the Parties under this Agreement, the Parties shall cooperate with respect to the timing, scope and filing of patent applications and patent claims relating to any Joint Program Technology to preserve and enhance the patent protection for Licensed Products, including the manufacture and use thereof and to allow the Party owning the technology underlying an Improvement to have reasonable input to preserve and enhance its patent portfolio and patenting strategy.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2.2. ImmunoGen Patent Rights. ImmunoGen, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint TAP Platform Improvements). With respect to any Licensed Patent Rights disclosing or claiming Program Technology (other than TAP Platform Improvements included in the Program Technology), ImmunoGen shall keep CytomX reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights and shall consider in good faith any recommendations made by CytomX in regard to the filing, prosecution or maintenance of any such Patent Right. ImmunoGen shall consult with CytomX in the filing, prosecution and maintenance of any ImmunoGen Patent Right related to Improvements to CytomX Technology and shall not unreasonably refuse to incorporate any recommendations made by CytomX in regard to such filing, prosecution or maintenance. To the extent ImmunoGen decides not to file, prosecute or maintain any Licensed Patent Right that ImmunoGen reasonably believes covers or may cover the Development, Manufacture, Commercialization or use of any Licensed Product (other than any such Patent Right owned or co-owned by a Third Party licensor or the filing of a new initial patent application) and except in the case in which the decision not to file, prosecute or maintain such Patent Right is made by ImmunoGen in the ordinary course of filing continuation applications or as part of an overall strategy to optimize the scope or other aspects of the Licensed Intellectual Property, ImmunoGen shall provide CytomX with [***] prior written notice to such effect (i.e., at least [***] prior to the date on which any such filing is intended or due or on which any other such action is due), in which event CytomX may elect to file or continue prosecution or maintenance of such Patent Right, at CytomX’s expense, and ImmunoGen, upon CytomX’s written request received within such [***] period, shall execute such documents and perform such acts, at CytomX’s expense, as may be reasonably necessary to permit CytomX to file, prosecute and maintain such Patent Right; provided that CytomX (a) shall keep ImmunoGen reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights, (b) shall consider in good faith any recommendations made by ImmunoGen in regard to such filing, prosecution and maintenance of such Patent Right, and (c) shall not unreasonably refuse to incorporate any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance. Any such Patent Right that is prosecuted or maintained by CytomX pursuant to this Section 5.2.2 (a) will continue to be owned by ImmunoGen, and (b) subject to the Parties’ other rights and obligations under this Agreement, may be licensed by ImmunoGen to one or more Third Parties. For avoidance of doubt, “prosecution”

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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as used in this Section 5.2 includes oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights.

5.2.3. CytomX Patent Rights. CytomX, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, any Patent Rights comprised in the CytomX TAP Platform Improvements. CytomX shall consult with ImmunoGen in the filing, prosecution and maintenance of any Patent Right related to CytomX TAP Platform Improvements (including, without limitation, keeping ImmunoGen reasonably informed of the status thereof), shall consider in good faith any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance, and shall not unreasonably refuse to incorporate any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance. Nothing contained in this Agreement shall be construed as obligating CytomX to file any patent application in any country or other jurisdiction relating to CytomX TAP Platform Improvements.

5.2.4. Joint Patent Rights. If not already established under the Research Collaboration Agreement, prior to either Party filing any Patent Right disclosing Joint Program Technology or Joint TAP Platform Improvements, the Parties shall establish a patent committee (the “Patent Committee”) comprised of at least one (1) representative of each Party for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Joint Patent Rights. As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed. The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in Sections 5.2.2 and 5.2.3 hereof and in this Section. In the event the Parties conceive or generate any Joint Program Technology or Joint TAP Platform Improvements, the Parties shall promptly meet to discuss and determine, based on mutual consent, whether to seek patent protection thereon, which Party will control filing, prosecution and maintenance of such patents and how to pay for the filing, prosecution and maintenance of such patents. It is presumed that CytomX will control filing, prosecution and maintenance of Joint Patent Rights claiming Joint Program Technology or Joint Unconjugated Probody Platform Improvements, and that ImmunoGen will control filing, prosecution and maintenance of Joint Patent Rights claiming Joint TAP Platform Improvements or Joint Conjugation Probody Platform Improvements. Neither Party will file any Joint Patent Right without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. The Party controlling filing and prosecution of any such Joint Patent Right (a) shall keep the other Party informed regarding each

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Patent Right, (b) shall consider in good faith any recommendations made by the other Party in regard to the filing, prosecution or maintenance of any such Patent Right and (c) shall not unreasonably refuse to incorporate any recommendations made by the other Party in regard to such filing, prosecution or maintenance.

5.2.5. Improper Patent Filings. Each Party agrees that, without the prior written consent of the other Party, neither it nor any of its Affiliates will [***].

5.2.6. Liability. Except for breaches of Section 5.2.5 hereof, to the extent that a Party is obtaining, prosecuting or maintaining a Patent Right included in the Licensed Intellectual Property or Joint Patent Rights or otherwise exercising its rights under this Section 5.2, such Party, and its Affiliates, employees, agents or representatives, shall not be liable to the other Party in respect of any act or omission on the part of any such Party, or its Affiliates, employees, agents or representatives, in connection with such activities undertaken in good faith.

5.2.7. Extensions. The decision to file for a patent term extension and particulars thereof (including which patent(s) to extend) will be made with the goal of obtaining the optimal patent term and scope of protection for Licensed Products. If a Party wishes to file for a patent term extension based on Patent Rights owned by the other Party, it will so notify the other Party, and the Parties will meet to discuss and determine whether and how to proceed with such patent term extension.

5.3. Joint Research Agreement. This Agreement shall be understood to be a joint research agreement under 35 U.S.C. § 103(c)(3) entered into for the purpose of Developing Licensed Products.

5.4. Enforcement of Patent Rights.

5.4.1. Notice. If either ImmunoGen or CytomX becomes aware of any infringement anywhere in the world of any issued Patent Right within the Licensed Intellectual Property or Joint Patent Rights by any Third Party (an “Infringement”), such Party shall promptly notify the other Party in writing to that effect.

5.4.2. Infringement of Certain Patent Rights.

(a) In the event of any Infringement of a Patent Right included in the Licensed Intellectual Property (including, without limitation, Joint Patent Rights included in the Joint TAP Platform Improvements and Joint Conjugation Probody Platform Improvements but excluding Joint Patent Rights included in the Joint Program Technology (other than Joint

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Conjugation Probody Platform Improvements)), ImmunoGen shall have the first right to take action to obtain a discontinuance of Infringement or bring suit against a Third Party infringer of such Patent Right within [***] from the date of notice.

(b) ImmunoGen shall bear all the expenses of any suit brought by it claiming infringement of any such Patent Right. CytomX shall reasonably cooperate with ImmunoGen in any such suit and shall have the right to consult with ImmunoGen and to participate in and be represented by independent counsel in such litigation at its own expense. ImmunoGen shall incur no liability to CytomX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such Patent Right invalid or unenforceable, and ImmunoGen shall not, without CytomX’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), enter into any settlement or consent decree that admits the invalidity or unenforceability or limits the scope of any such Patent Right.

(c) If ImmunoGen has not obtained a discontinuance of such Infringement by, or filed suit against, any such Third Party infringer within the [***] period set forth in subsection (a) above, then CytomX shall have the right, but not the obligation, to bring suit against such Third Party infringer, at CytomX’s sole expense, under any Licensed Intellectual Property. ImmunoGen shall reasonably cooperate with CytomX in any such litigation, including being joined as a party, at CytomX’s expense, provided that ImmunoGen may, at its sole discretion, elect to be represented by independent counsel in such litigation at its own expense. CytomX shall incur no liability to ImmunoGen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such ImmunoGen Patent Right invalid or unenforceable; and CytomX shall not, without ImmunoGen’s prior written consent (which ImmunoGen may withhold in its sole discretion), enter into any settlement or consent decree that requires any payment by or admits or imparts any other liability to ImmunoGen or admits the invalidity or unenforceability or limits the scope of any such Patent Right.

(d) In the event of any Infringement of a Joint Patent Right included in the Joint Program Technology (other than Joint Conjugation Probody Platform Improvements), CytomX shall have the first right to take action to obtain a discontinuance of Infringement or bring suit against a Third Party infringer of such Patent Right within [***] from the date of notice.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(e) CytomX shall bear all the expenses of any suit brought by it claiming infringement of any such Patent Right. ImmunoGen shall reasonably cooperate with CytomX in any such suit and shall have the right to consult with CytomX and to participate in and be represented by independent counsel in such litigation at its own expense. CytomX shall incur no liability to ImmunoGen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such Patent Right invalid or unenforceable, and CytomX shall not, without ImmunoGen’s prior written consent, enter into any settlement or consent decree that admits the invalidity or unenforceability or limits the scope of any such Patent Right.

(f) If CytomX has not obtained a discontinuance of such Infringement by, or filed suit against, any such Third Party infringer within the [***] period set forth in subsection (d) above, then ImmunoGen shall have the right, but not the obligation, to bring suit against such Third Party infringer, at ImmunoGen’s sole expense, under any CytomX TAP Platform Improvements. CytomX shall reasonably cooperate with ImmunoGen in any such litigation, including being joined as a party, at ImmunoGen’s expense, provided that CytomX may, at its sole discretion, elect to be represented by independent counsel in such litigation at its own expense. ImmunoGen shall incur no liability to CytomX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such CytomX Patent Right invalid or unenforceable; and ImmunoGen shall not, without CytomX’s prior written consent (which CytomX may withhold in its sole discretion), enter into any settlement or consent decree that requires any payment by or admits or imparts any other liability to CytomX or admits the invalidity or unenforceability or limits the scope of any such Patent Right

(g) The enforcing Party shall keep the other Party reasonably informed of all material developments in connection with any such suit. Any recoveries obtained by either Party as a result of any proceeding against such a Third Party infringer (“Monies”) shall be allocated as follows:

(i) the Monies will be distributed first to the controlling Party for its out-of-pocket litigation costs and expenses incurred in connection with such litigation; then

(ii) the Monies will then be distributed to the other Party for its out-of-pocket litigation costs and expenses incurred in connection with such litigation; then

(iii) [***]; or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(iv) [***]; or

(v) [***]; then

(vi) [***]; or

(vii) [***].

(h) Other Infringement. For any infringement of Patent Rights owned by CytomX or licensed by CytomX from Third Parties, CytomX retains the sole right (as between the Parties), but not the obligation, to enforce such Patent Rights.

(i) Infringement of Joint Patent Rights. With respect to any notice of a Third Party infringer of any Joint Patent Right other than a Patent Right included in the Joint Program Technology or Joint TAP Platform Improvements, the Parties shall meet as soon as reasonably practicable to discuss such infringement and determine an appropriate course of action and the Parties’ respective rights and responsibilities with respect to any enforcement thereof.

5.5. Response to Biosimilar Applicants.

5.5.1. Notice. In the event that CytomX (a) receives a copy of a Biosimilar Application, whether or not such copy is provided under any Applicable Laws (including the BPCIA, the United States Patient Protection and Affordable Care Act, implementing FDA regulations and guidance or similar foreign laws or regulations) applicable to the approval or manufacture of any biosimilar or interchangeable biological product (a “Proposed Biosimilar Product”) for which a Licensed Product is a “reference product,” as such term is used in the BPCIA, or (b) otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then CytomX shall promptly provide ImmunoGen with written notice.

5.5.2. Access to Confidential Information. Upon written request from ImmunoGen and to the extent permitted by Applicable Laws, CytomX shall provide ImmunoGen with confidential access to those portions of the Biosimilar Application and such other information provided to CytomX by the Third Party that submitted the Biosimilar Application (the “Applicant”) that describe the Linker and Payload of the Proposed Biosimilar Product or the method(s) of conjugating the cell-binding moiety of the Proposed Biosimilar Product to its Payload; provided, however, that prior to receiving the Biosimilar Application and such confidential information, ImmunoGen shall provide notice to CytomX and the Applicant confirming its agreement to be subject to the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA. For purposes of clarity, the Parties acknowledge and agree that ImmunoGen has retained a right to assert any patent within the Licensed Patent Rights and participate in litigation concerning any such patent.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.5.3. Proposed Patent List.

(a) Preparation of Proposed Patent List. Not later than [***] days from the date of receipt by CytomX of a copy of a Biosimilar Application and related manufacturing information, CytomX, with cooperation from ImmunoGen, shall prepare and provide ImmunoGen with a list (the “Proposed Patent List”) of (i) those patents within the Licensed Patent Rights that CytomX reasonably believes would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product and (ii) those patents within the Licensed Patent Rights, if any, that CytomX would be willing to sublicense to such Applicant in accordance with the terms of this Agreement. As soon as practicable following the date of receipt by ImmunoGen of the Proposed Patent List, ImmunoGen and CytomX shall discuss in good faith the patents within the Licensed Patent Rights to be included on the Proposed Patent List and CytomX shall consider in good faith ImmunoGen’s proposals for changes to the Proposed Patent List with respect to the patents within the Licensed Patent Rights. Not later than the end of the period specified by Applicable Laws , CytomX shall provide the Applicant with a copy of the Proposed Patent List; provided, however, that CytomX shall incorporate certain ImmunoGen requests in accordance with Section 5.5.3(d) hereof. Notwithstanding the enforcement rights with respect to the Licensed Patent Rights set forth in Section 5.2.2 hereof, CytomX shall have the right to include any of the patents within the Licensed Patent Rights on the Proposed Patent List to the extent that CytomX reasonably believes that a claim of patent infringement for such patent could be asserted by either ImmunoGen or CytomX; provided, however, that the right to control any suit or proceeding in which such a claim is asserted shall be as set forth in Section 5.5.4 hereof.

(b) Disclosure of Applicant’s Response. Provided that ImmunoGen has agreed to comply with the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA and to the extent permitted by Applicable Laws, CytomX shall provide to ImmunoGen the portion of the Applicant Response (as defined below) pertaining to the Licensed Patent Rights no later than [***] days from the date of receipt by CytomX of a response from the Applicant with regard to any patent within the Licensed Patent Rights included on the Proposed Patent List, including any response required by the BPCIA (the “Applicant Response”).

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) Preparation of CytomX Response. Not later than [***] days from the date of receipt by CytomX of the Applicant Response, CytomX, with cooperation and assistance from ImmunoGen, shall prepare and provide ImmunoGen with a proposed response with respect to the Licensed Patent Rights (the “CytomX Response”) that (i) describes on a claim-by-claim basis, how each patent within the Licensed Patent Rights on the Proposed Patent List would be infringed by the commercial marketing of the Proposed Biosimilar Product, and (ii) responds to Applicant’s claims, if any, that the patents within the Licensed Patent Rights on the Proposed Patent List are invalid or unenforceable. The CytomX Response shall include only the foregoing and shall not be construed to include any proposed response to the Applicant relating to any patents other than the Licensed Patent Rights; further, any actual response to the Applicant under the BPCIA and all decisions relating to subsequent procedures under the BPCIA with regard to any patent other than those included within the Licensed Patent Rights shall be within the sole discretion of CytomX. As soon as practicable following the date of receipt by ImmunoGen of the proposed CytomX Response, the Parties shall discuss in good faith the statements in the proposed CytomX Response and CytomX shall consider in good faith ImmunoGen’s proposals for changes to the CytomX Response. Not later than the end of the period specified by Applicable Laws, CytomX shall provide the Applicant with a copy of the CytomX Response; provided, however, that CytomX shall incorporate certain ImmunoGen requests in accordance with Section 5.5.3(d) hereof.

(d) Inclusion of Licensed Patent Rights or Responsive Information. Provided that CytomX is legally able under Applicable Law to provide ImmunoGen with a copy of the Biosimilar Application (and related manufacturing agreement) and ImmunoGen has provided notice to CytomX and Applicant confirming its agreement to be subject to the confidentiality provisions of Section 351(l)(1)(B)(iii) of the PHSA, if ImmunoGen requests in writing to either (i) include a patent in the Proposed Patent List that was not included in CytomX’s initial Proposed Patent List provided to ImmunoGen by CytomX pursuant to Section 5.5.3(a) hereof or (ii) include responsive information with respect to any patent within the Licensed Patent Rights in the CytomX Response that was not included in CytomX’s initial CytomX Response provided to ImmunoGen pursuant to Section5.5.3(c) hereof, then, absent manifest error, CytomX shall include such patent in the Proposed Patent List and such responsive information in the CytomX Response provided to Applicant, as applicable; provided, however, that ImmunoGen shall indemnify CytomX in accordance with Section 9.2 hereof to the extent any submissions requested by ImmunoGen are determined to have been made negligently or in bad faith.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(e) Negotiation; ImmunoGen Rights. As soon as possible following the date on which CytomX provides the CytomX Response to the Applicant, CytomX shall commence good faith negotiations with Applicant for a period of not more than [***] days (the “Negotiation Period”) in an effort to reach agreement on the patents on the Proposed Patent List (the “Infringed Patent List”) that will be the subject to an Immediate Patent Infringement Action; provided, however, that if the Proposed Patent List includes both patents within the Licensed Patent Rights and patents that are not within the Licensed Patent Rights, then CytomX shall not agree to the inclusion in the Infringed Patent List of any patents within the Licensed Patent Rights without the prior written consent of ImmunoGen, which consent shall not be unreasonably withheld, conditioned or delayed. If CytomX and Applicant fail to reach agreement under Section 351(l)(4)(A) of the PHSA on the Infringed Patent List, CytomX shall have the sole right to determine under Section 351(l)(5)(B) of the PHSA which patents of those on the Proposed Patent List should be the subject of an Immediate Patent Infringement Action; provided, however, that if the Proposed Patent List [***], then CytomX shall [***]. Within [***] days following the exchange of such lists by CytomX and the Applicant, CytomX shall, to the extent legally permissible, provide ImmunoGen with a copy of the portion of the combined Infringed Patent List containing patents within the Licensed Patent Rights that will be the subject of an Immediate Patent Infringement Action.

(f) Supplements to Proposed Patent List. ImmunoGen shall provide CytomX with a copy of any U.S. patent within the Licensed Patent Rights that is issued after CytomX has provided the Proposed Patent List to the Applicant within [***] day after such issuance. As soon as practicable following the date of receipt by CytomX of any such patent, ImmunoGen and CytomX shall discuss in good faith whether such patent would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product. CytomX shall provide the Applicant with a supplement to the Proposed Patent List to include such patent not later than [***] days after the issuance of such patent if CytomX reasonably believes that a claim of patent infringement for such patent could be asserted by either ImmunoGen or CytomX or if ImmunoGen, absent manifest error, requests that CytomX supplement the Proposed Patent List to include such patent provided, however, that ImmunoGen shall indemnify CytomX in accordance with Section 9.2 hereof to the extent any supplement submissions requested by ImmunoGen are determined to have been made negligently or in bad faith.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.5.4. Claims, Suits and Proceedings.

(a) Immediate Patent Infringement Action. With respect to any patents within the Licensed Patent Rights or any Patent Rights claiming CytomX TAP Platform Improvements, Joint Program Technology or Joint TAP Platform Improvements that are to be the subject of an Immediate Patent Infringement Action, the Parties’ respective rights and obligations with respect to the litigation of such patents (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such Immediate Patent Infringement Action, and obligations to pay legal costs and expenses with respect to such Immediate Patent Infringement Action) shall be as set forth in Section 5.4.2 hereof, except that the Party having the first right to file a claim for Infringement against the Applicant with respect to any such patent subject to an Immediate Patent Infringement Action shall file such claim within [***] days after agreement is reached as to the Infringed Patent List under Section 351(l)(4) or the exchange of the lists under Section 351(l)(5)(B) of the PHSA, as applicable.

(b) Pre-Marketing Litigation. Either Party shall, within [***] days of receiving any notice of commercial marketing provided by the Applicant pursuant to Section 351(l)(8)(A) of the PHSA (the “Premarket Notice”), notify the other Party. Thereafter, the Parties’ respective rights and obligations with respect to any litigation pursuant to Section 351(l)(8)(B) of the PHSA (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof.

(c) Cooperation; Standing. If a Party with the right to initiate legal proceedings under this Section 5.5.4 lacks standing to do so (or lacks the right under the BPCIA to do so) and the other Party has standing (or the sole right under the BPCIA) to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

5.5.5. Invalidity or Unenforceability Defenses or Actions. In the event that the Applicant asserts, as a defense or as a counterclaim in any infringement action under Section 5.5.4 hereof, that any of the Licensed Patent Rights or any Patent Rights claiming CytomX TAP Platform Improvements, Joint Program Technology or Joint TAP Platform Improvements is invalid or unenforceable,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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then the Parties’ respective rights and obligations with respect to the response to such defense or the defense against such counterclaim, as applicable, (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof; provided that for these purposes any such defense or counterclaim shall be deemed to be an Infringement. In all other cases, including any declaratory judgment action or similar action or claim filed by an Applicant asserting that any of the Licensed Patent Rights or any Patent Rights claiming CytomX TAP Platform Improvements, Joint Program Technology or Joint TAP Platform Improvements is invalid or unenforceable (as in a declaratory judgment action brought by the Applicant following the Premarket Notice), then the Parties’ respective rights and obligations with respect to such action (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof; provided that for these purposes any such case shall be deemed to be an Infringement.

5.5.6. Changes in Applicable Law. The Parties have agreed to the provisions of this Section 5.5 on the basis of the BPCIA and other applicable laws and regulations in effect as of the Effective Date. If there are any material changes to the BPCIA or other Applicable Laws that would affect these provisions, the Parties will discuss amendments to this Section 5.5 in good faith.

5.6. Interference, Opposition, Revocation and Declaratory Judgment Actions. If the Parties mutually determine that, based upon the review of a Third Party’s patent or patent application or other intellectual property rights, it may be desirable in connection with any Licensed Product to provoke or institute an interference, opposition, revocation, post-grant review or other patent office proceedings or declaratory judgment action with respect thereto, then the Parties shall consult with one another and shall reasonably cooperate in connection with such an action. Each Party shall retain all rights to control any actions initiated prior to the Effective Date.

5.7. Infringement of Third Party Patent Rights. If the Development, Manufacture, use or Commercialization of any Licensed Product is alleged by a Third Party to infringe a Third Party’s patent or other intellectual property rights, the Party becoming aware of such allegation shall promptly notify the other Party. CytomX shall have the right to take such action as it deems appropriate in response to such allegation, and shall be solely responsible for all damages, costs and expenses in connection therewith, subject to Article 9 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.	CONFIDENTIALITY

6.1. Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for [***] thereafter, each Party, in its capacity as the Receiving Party shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose, in each case, except for the performance of its obligations or exercise of its rights under this Agreement, provided, however, that the foregoing obligations shall not apply, or shall cease to apply, to the extent that such Confidential Information (i) was already known by the Receiving Party or its Affiliates (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by the Disclosing Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party or its Affiliates or any of their respective Representatives in breach of its obligations under this Agreement; (iv) was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party ; or (v) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information of the Disclosing Party.

6.2. Authorized Disclosure.

6.2.1. Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 6.1 hereof, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Article 6.

6.2.2. Disclosure to Third Parties.

(a) Notwithstanding the foregoing provisions of Section 6.1 hereof, the Parties may disclose Confidential Information belonging to the other Party:

(i) to Governmental Authorities to the extent reasonably necessary to obtain or maintain INDs or Regulatory Approvals for any Licensed Product and in order to respond to inquiries, requests, investigations, orders or subpoenas of Governmental Authorities relating to this Agreement;

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii) to outside consultants, contractors, advisory boards, managed care organizations, and non-clinical and clinical investigators, in each case to the extent reasonably necessary to Develop, Manufacture, use or Commercialize any Licensed Product under reasonable obligations of confidentiality;

(iii) subject to Section 5.2 hereof, to the extent reasonably necessary, in connection with filing or prosecuting Patent Rights as permitted by this Agreement;

(iv) to the extent reasonably necessary, in connection with prosecuting or defending litigation as permitted by this Agreement;

(v) regarding the existence of this Agreement, this Agreement itself or the material and financial terms of this Agreement, (A) to its accountants, lawyers, and other advisers, and (B) to actual or potential investors, lenders, licensors, licensees, acquirers, investment bankers, or agents of the foregoing in connection with a financing, licensing transaction, merger, or acquisition, in each case (A)-(B) under confidentiality obligations no less restrictive than those set forth in this Agreement, provided that ImmunoGen shall not disclose the identity of the Licensed Target under clause (B) without the prior written consent of CytomX;

(vi) subject to Section 6.3.2 hereof, in connection with or included in scientific presentations and publications relating to Licensed Products, including abstracts, posters, journal articles and the like, and posting results of and other information about clinical trials to clinicaltrials.gov or PhRMA websites; and

(vii) to the extent necessary in order to enforce its rights under this Agreement.

(b) In the event a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to Section 6.2.2(a)(i) hereof, the Disclosing Party shall to the extent possible give reasonable advance written notice of such disclosure to the other Party and take all reasonable measures to ensure confidential treatment of such information.

(c) Data generated by CytomX using Licensed Products shall not be considered Confidential Information of ImmunoGen, and, therefore, not subject to this Article 6.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2.3. SEC Filings and Other Disclosures. Notwithstanding any provision of this Agreement to the contrary, either Party may disclose the existence or terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with Applicable Law. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.2.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.2.3, such Party shall, at its own expense, use Commercially Reasonable Efforts to seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

6.3. Public Announcements; Publications.

6.3.1. Announcements. Except as may be expressly permitted under Section 6.2.3, neither Party will make any public announcement regarding the existence or terms of this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent either Party from making any public disclosure relating to this Agreement if the contents of such public disclosure have previously been made public other than through a breach of this Agreement by the issuing Party or its Affiliates. The Parties shall mutually agree to one or more press releases regarding the signing of this Agreement following the Effective Date. The Parties agree that each Party may issue future announcements concerning CytomX’s achievement of any significant milestones, including the selection of a clinical candidate, under this Agreement, provided that the content of any such announcement has been mutually agreed upon by the Parties.

6.3.2. Publications. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party (in such capacity the “Publishing Party”) agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, any results of the Development, Manufacture, use or Commercialization of a Licensed Product to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property (the “Covered Results”), without the prior review by and approval of the other Party (in such capacity, the “Non-Disclosing Party”), which approval shall not be unreasonably

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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withheld; provided that it shall not be deemed unreasonable for CytomX to withhold its consent to any request by ImmunoGen to publish or disseminate Covered Results prior to the publication or dissemination of such Covered Results by CytomX. The Publishing Party shall submit to the Non-Disclosing Party for review and approval any proposed academic, scientific and medical publication or public presentation which contains Covered Results or otherwise contains the Non-Disclosing Party’s Confidential Information; provided that the foregoing requirement shall apply to CytomX only to the extent any such proposed publication or presentation would refer to, describe or otherwise disclose Confidential Information of ImmunoGen (including, without limitation, any non-public Licensed Intellectual Property). In addition, each Party shall submit to the other Party for review and approval any proposed publication or public presentation relating to data generated under the Research Program. In both instances, such review and approval will be conducted for the purposes of preserving the value of the Licensed Intellectual Property and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to the Non-Disclosing Party no later than [***] before submission for publication or presentation (the “Review Period”). The Non-Disclosing Party shall provide its comments with respect to such publications and presentations within [***] after its receipt of such written copy, and the Publishing Party shall delete any Confidential Information of the Non-Disclosing Party upon request. The Review Period may be extended for an additional [***] in the event the Non-Disclosing Party can, within [***] of receipt of the written copy, demonstrate reasonable need for such extension, including for the preparation and filing of patent applications. The Parties will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication governed by this Section 6.3.2.

6.3.3. Integration. As to the subject matter of this Agreement, this Article 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement and the confidentiality provisions of the Research Collaboration Agreement. Any confidential information of a Party disclosed under the Confidentiality Agreement or the Research Collaboration Agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Article 6.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.	REPRESENTATIONS AND WARRANTIES.

7.1. Mutual Representations and Warranties. Each of CytomX and ImmunoGen hereby represents and warrants to the other that:

7.1.1. it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

7.1.2. the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

7.1.3. it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

7.1.4. this Agreement has been duly executed and is a legal, valid and Binding Obligation on it, enforceable against it in accordance with its terms; and

7.1.5. the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Effective Date.

7.2. Representations and Warranties of ImmunoGen. Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by ImmunoGen to CytomX within [***] after the Effective Date (which shall be deemed Confidential Information of ImmunoGen), ImmunoGen hereby represents and warrants to CytomX that as of the Effective Date:

7.2.1. to its Knowledge, (a) the issued and unexpired patents within the Licensed Intellectual Property are valid and enforceable patents and (b) ImmunoGen has received no written notice from a Third Party challenging or threatening to challenge the extent, validity or enforceability of any Licensed Patent Rights;

7.2.2. to its Knowledge, ImmunoGen has received no written notice from a Third Party claiming that the use, practice or application of the Licensed Intellectual Property pursuant to the license granted hereunder to CytomX will infringe the issued patents of any such Third Party (excluding, for clarity, any potential infringement that might arise solely as a result of the combination of any Licensed Intellectual Property with any other technology or intellectual property); and

7.2.3. there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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otherwise, pending or, to its Knowledge, threatened against ImmunoGen or any of its Affiliates or (b) judgment or settlement against or owed by ImmunoGen or any of its Affiliates, in each case in connection with the Licensed Intellectual Property or relating to the transactions contemplated by this Agreement

For purposes of this Section 7.2, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of the following ImmunoGen employees: (i) any “executive officer” (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) [***].

7.3. Government Approvals. Each of CytomX and ImmunoGen shall cooperate with the other Party and use Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

7.4. Further Covenants. In addition to the covenants made elsewhere in this Agreement, ImmunoGen hereby covenants to CytomX that, from the Effective Date until expiration or termination of this Agreement, it will not (a) knowingly take any action that conflicts with the rights under the Licensed Intellectual Property granted to CytomX under this Agreement or (b) knowingly fail to take any action that is reasonably necessary to avoid a conflict with the rights under the Licensed Intellectual Property granted to CytomX under this Agreement.

7.5. Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

7.6. Warranty Disclaimers.

7.6.1. Except as expressly set forth in Section 7.1 or 7.2 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (a) as to the validity or scope of any patent application or patent within the Licensed Patent Rights or (b) that anything made, used, sold or otherwise disposed of under any license granted under this Agreement is or will be free from infringement of patents, copyrights and other rights of Third Parties.

7.6.2. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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WITH REPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

8.	TERM AND TERMINATION.

8.1. Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall extend, unless this Agreement is terminated earlier in accordance with this Article 8, on a Licensed Product-by-Licensed Product and country-by-country basis, until such time as the Royalty Term with respect to the sale of such Licensed Product in such country expires. Provided this Agreement has not been terminated prior thereto by ImmunoGen under Section 8.3, 8.4 or 8.5 hereof or by CytomX under Section 8.2 or 8.4 hereof, following the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 1.134 hereof, CytomX and its Affiliates shall have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, sell, offer for sale and import such Licensed Products in such country.

8.2. Voluntary Termination by CytomX. CytomX shall have the right to terminate this Agreement at any time prior to the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory, upon not less than ninety (90) days’ prior written notice to ImmunoGen.

8.3. Termination by Either Party for Cause. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party commits a material breach of its obligations under this Agreement (a “Material Breach”), such notice to describe such Material Breach in reasonable detail, and such Material Breach remains uncured for [***], measured from the date written notice of such breach is given to the breaching Party; provided, however, that if the nature of the asserted breach is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion.

8.4. Termination on Insolvency. This Agreement may be terminated upon written notice by either Party at any time in the event of an Insolvency Event of the other Party.

8.5. Termination for Material Breach of the Research Collaboration Agreement by CytomX. ImmunoGen shall have the right to terminate this Agreement, effective upon thirty (30) days’ prior written notice to CytomX, in the event ImmunoGen has terminated the Research Collaboration Agreement due to the occurrence of a Material Breach (as defined in the Research Collaboration Agreement) thereunder by CytomX which remains uncured as of the termination date of the Research Collaboration Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.6. Effects of Expiration or Termination.

8.6.1. Effect of Termination by ImmunoGen under Section 8.3, 8.4 or 8.5 or by CytomX under Section 8.2. If ImmunoGen terminates this Agreement pursuant to Section 8.3, 8.4 or 8.5 hereof, or CytomX terminates this Agreement pursuant to Section 8.2 hereof, then:

(a) the license granted by ImmunoGen to CytomX and its Affiliates under Section 3.1.1 hereof shall immediately terminate, and CytomX and its Affiliates shall discontinue the use of any Licensed Intellectual Property except, with respect to the Licensed Patent Rights, as otherwise permitted under 35 U.S.C. § 271(e)(1) with respect to activities performed in the United States;

(b) CytomX and its Affiliates and Sublicensees shall cease any Development and Commercialization of Licensed Products in the Territory, subject to Section 8.6.3 hereof; and

(c) each Party shall promptly return or destroy all of the other Party’s Confidential Information, provided that each Party may retain, subject to Article 6 hereof, (i) one (1) copy of the other Party’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of the other Party contained in its laboratory notebooks or databases, and (iii) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any other then-outstanding License Agreement.

8.6.2. Effect of Termination by CytomX under Section 8.3 or 8.4. If CytomX terminates this Agreement pursuant to Section 8.3 or 8.4 hereof, then

(a) the license granted to CytomX by ImmunoGen pursuant to Section 3.1.1 hereof shall continue on the terms set forth herein, subject to CytomX’s continued payment of all milestone and royalty payments in accordance with this Agreement, and on a country-by-country and Licensed Product-by-Licensed Product basis, upon the expiration of the Royalty Term applicable to a Licensed Product in country in accordance with Section 1.134 hereof and provided CytomX shall have paid to ImmunoGen all royalty amounts due to ImmunoGen with respect to Net

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Sales in such country, CytomX and its Affiliates shall thereafter have a fully paid-up, irrevocable, freely transferable ad sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, sell, offer for sale and import such Licensed Product in such country;

(b) ImmunoGen shall remain entitled to receive payments that accrued before the effective date of such termination; and

(c) each Party shall promptly return or destroy all of the other Party’s Confidential Information, provided that each Party may retain, subject to Article 6 hereof, (i) one (1) copy of the other Party’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (iii) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any then-outstanding License Agreement. The foregoing notwithstanding, and subject to Article 6 hereof, CytomX may retain and use ImmunoGen’s Confidential Information with respect to the exercise of its rights set forth in clause (a) above or necessary or useful to exercise any other of its rights under this Agreement that survive such termination.

8.6.3. Treatment of Sublicensees on Termination. Notwithstanding the foregoing, ImmunoGen shall permit a Sublicensee of CytomX to become its direct Sublicensee upon notification to ImmunoGen.

8.6.4. Satisfaction of Obligations During Notice Period. During the period from providing a notice of termination through the termination of the Agreement, the Parties shall continue to perform their obligations under this Agreement.

8.6.5. Pending Dispute Resolution. If a Party gives notice of termination and the other Party disputes whether such notice was proper, then the issue of whether this Agreement has been terminated shall be resolved in accordance with Section 10.9 or 10.10 hereof, as applicable, and this Agreement shall remain in effect pending the resolution of such dispute. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be effective immediately. If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect. Anything contained in this Agreement to the contrary notwithstanding, if the asserted breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.7. Disposition of Inventories of Products. Following termination of this Agreement by ImmunoGen pursuant to Section 8.3 or 8.4, CytomX and its Affiliates and Sublicensees shall have the right to continue to sell their existing inventories of Licensed Product(s) that have received Regulatory Marketing Approval prior to such termination for a period [***] after the effective date of such termination or expiration and CytomX shall pay any milestones and royalties payable in connection with such sales in accordance with Article 4 hereof.

8.8. Remedies. Except in the case of either Party’s breach of Section 2.6 or Article 6 hereof, the rights of the non-breaching Party set forth in Section 8.6 hereof shall be the exclusive legal remedy to a Party arising from a Material Breach; provided, however, that (a) in addition to the foregoing legal remedy, the Parties may seek any and all equitable remedies, including, without limitation, declarative and injunctive relief and specific performance in accordance with applicable law, and (b) nothing in this Section shall limit the Parties’ respective rights and obligations with respect to (i) Unauthorized Use of the other Party’s Confidential Information or Proprietary Materials, (ii) unauthorized disclosure of the other Party’s Confidential Information or (iii) indemnification as set forth in Article 9 hereof.

8.9. Survival of Certain Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation that accrued before such expiration or termination. The following provisions shall survive expiration or termination of this Agreement: Sections 2.5.2, 2.5.3, 2.5.4, 2.6 and 3.3, Articles 4, 5 and 6, Sections 7.6, 8.1, 8.6, 8.7 (for the period set forth therein), 8.8 and 8.9, and Articles 9 and 10. For avoidance of doubt, any other Section that explicitly states it survives expiration or termination of this Agreement shall so survive.

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.

9.1. No Consequential Damages. Except with respect to liability arising from a breach of Article 6 hereof, in no event will either Party, its Affiliates or any of its or its Affiliates’ respective Representatives be liable under this Agreement for any special, indirect, incidental, consequential or punitive or exemplary damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, (a) including loss of profits or revenue suffered by either Party or any of its respective Affiliates or Representatives or (b) cost of procurement of substitute goods, technology or services, even if either Party is informed in advance of the possibility of such damages and even if the remedies provided for in this Agreement fail of their essential purpose. For purposes of clarity, a Party’s monetary liability under a Third Party Claim for such Third Party’s special, indirect, incidental or consequential damages or for any punitive or exemplary damages payable in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Article 9.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.2. Indemnification by ImmunoGen. ImmunoGen will indemnify, defend and hold harmless CytomX, its Affiliates and each of its and their respective employees, officers, directors and agents (each, a “CytomX Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”) arising out of a Material Breach of this Agreement by ImmunoGen, except, in each case, to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by CytomX, the Development, Manufacture, Commercialization or use (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by, on behalf of, or under the authority of, CytomX or any of its Affiliates, Sublicensees, subcontractors, distributors or agents (other than an ImmunoGen Indemnified Party), or the negligence, recklessness or intentional acts of CytomX or any of its Affiliates, Sublicensees, subcontractors, distributors or agents; provided that with respect to any Third Party Claim for which CytomX also has an obligation to indemnify any ImmunoGen Indemnified Party pursuant to Section 9.3 hereof, ImmunoGen shall indemnify each CytomX Indemnified Party for its Liability to the extent of ImmunoGen’s responsibility, relative to CytomX (or to Persons for whom CytomX is legally responsible), for the facts underlying the Third Party Claim.

9.3. Indemnification by CytomX. CytomX will indemnify, defend and hold harmless ImmunoGen, its Affiliates, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “ImmunoGen Indemnified Party”) from and against any and all Liabilities as a direct result of any Third Party Claims arising out of:

(a) the Development, Manufacture, Commercialization or use (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by, on behalf of, or under the authority of, CytomX or any of its Affiliates, Sublicensees, subcontractors, distributors or agents (other than by any ImmunoGen Indemnified Party); or

(b) a Material Breach of this Agreement by CytomX;

except to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by ImmunoGen or the negligence, recklessness or intentional acts of ImmunoGen or any ImmunoGen Indemnified Party; provided that with respect to any Third Party Claim for which ImmunoGen also has an obligation to indemnify any CytomX Indemnified Party pursuant to Section 9.2 hereof, CytomX shall indemnify each

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ImmunoGen Indemnified Party for its Liability to the extent of CytomX’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

9.4. Procedure.

9.4.1. Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder, then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

9.4.2. Control. The Indemnifying Party shall have the right, at its sole cost and expense, exercisable by notice to the Indemnified Party within ten (10) Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. The Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. The Indemnified Party shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other Party is defending as provided in this Agreement.

9.4.3. Settlement. Neither the Indemnifying Party nor the Indemnified Party shall enter into any compromise or settlement of a Third Party Claim for which the right to indemnification hereunder has been asserted without the Indemnified Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other Party, and the Indemnified Party shall use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.

9.5. Insurance. Each Party shall obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 9.2 or 9.3 hereof with respect to bodily injury (including death) and damage to property, as applicable, in each case with limits of not less than $3,000,000 per occurrence and in the aggregate. Insurance (other than permitted self-insurance) shall be procured with carriers having an A.M. Best Rating of A-VII or better. Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 9, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.	MISCELLANEOUS.

10.1. Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required in connection with any assignment of this Agreement to an Affiliate of the assigned Party, or to a Third Party in connection with the transfer or sale of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any purported assignment not in accordance with this Section 10.1 shall be null and void.

10.2. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

61

10.3. Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to resume performance. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any Applicable Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, or destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided that financial inability to pay in and of itself shall not be considered to be a force majeure event.

10.4. Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), five (5) Business Days after deposited in the mail if mailed by certified mail (return receipt requested) postage prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next Business Day delivery (receipt verified), to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to ImmunoGen shall be addressed as follows:

ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn: Vice President, Business Development

Fax: [***]

All correspondence to CytomX shall be addressed as follows:

CytomX Therapeutics, Inc.

343 Oyster Point Blvd., Suite 100

South San Francisco, CA 94080-7014

Attn: CEO

Fax: 1-650-351-0353

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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To help expedite the other Party’s awareness and response, copies of notices may be provided to the other Party by email but must be supplemented by one of the following methods: (a) personal delivery, (b) first class certified mail with return receipt requested, or (c) next-day delivery by major international courier, with confirmation of delivery. Electronic copies may be sent via email to [***] at CytomX and to [***] at ImmunoGen so long as such individuals remain employed by CytomX or ImmunoGen, respectively.

10.5. Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of the Party to be bound.

10.6. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

10.7. Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause or portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

10.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.9. Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article 6 hereof or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”). In the event of the occurrence of any Dispute, the Parties shall follow the following procedures in an attempt to resolve the dispute or disagreement:

10.9.1. The Party claiming that such a Dispute exists shall give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.9.2. Within [***] days of receipt of a Notice of Dispute, the ImmunoGen Alliance Manager and the CytomX Alliance Manager shall meet in person or by teleconference and exchange written summaries reflecting, in reasonable detail, the nature and extent of the Dispute, and at this meeting they shall use their reasonable endeavors to resolve the Dispute.

10.9.3. If the Alliance Managers are unable to resolve the Dispute during the meeting described in Section 10.9.2 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.2 hereof, then the Dispute will be referred to the JDC which shall meet no later than [***] days following the initial receipt of the Notice of Dispute and use reasonable endeavors to resolve the Dispute.

10.9.4. If the JDC is unable to resolve the Dispute during the meeting described in Section 10.9.3 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.3 hereof, then the Chief Executive Officer of ImmunoGen and the Chief Executive Officer of CytomX shall meet at a mutually agreed-upon time and location for the purpose of resolving such Dispute.

10.9.5. If, within [***] days of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.9.4 hereof has not been held within [***] days of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute shall be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 10.9.5.

(a) Arbitration Panel. The arbitration shall be conducted by a panel of three (3) arbitrators. Within [***] days after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] days of their appointment, who will serve as chairman of the panel. All three (3) arbitrators must be independent Third Parties having at least [***] years of dispute resolution experience (which may include judicial experience) and/or legal or business experience in the biotech or pharmaceutical industry. If either Party fails to nominate its arbitrator, or if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***] day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) Location and Proceedings. The place of arbitration will be in the Borough of Manhattan, City of New York, NY or such other venue as the Parties may mutually agree. The arbitration proceedings and all communications with respect thereto shall be in English. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof. The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof.

(c) Limitation on Awards. Except for breaches of Article 6 hereof, the arbitrators shall have no authority to award any special, indirect, incidental, consequential, punitive, exemplary or other similar damages. Each Party shall bear its own costs and expenses (including attorneys’ fees and expert or consulting fees) incurred in connection with the arbitration. The Parties shall equally (50/50) share the arbitrators’ fees and other administrative costs and expenses associated with the arbitration.

(d) Confidentiality. The existence, content and results of any arbitration proceedings pursuant to this Section 10.9.5 shall be deemed the Confidential Information of both Parties.

10.9.6. Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.

10.10. Patent Disputes and Disputes Relating to Article 6.

10.10.1. Inventorship. Any dispute, controversy or claim between the Parties involving the inventorship of any Program Technology that is not resolved by mutual agreement of the Party’s respective chief patent counsels (or persons with similar responsibilities) within [***] days after the date the dispute is raised by one or both of the Parties shall be submitted to an Independent Patent Counsel for resolution. Such Independent Patent Counsel’s determination of inventorship, absent manifest error, shall be final and binding on the Parties; provided, however, that any such determination with respect to a patent application shall not preclude either Party from disputing inventorship with respect to any patents issuing from such patent application, which disputes shall be resolved in

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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accordance with this Section. The Parties shall equally (50/50) share the Independent Patent Counsel fees and expenses related to his determination of inventorship.

10.10.2. Other Patent Disputes. Any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability or ownership of the Parties’ respective Patent Rights (a) that are pending or issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction where the Party whose Patent Rights are the subject to such dispute, controversy or claim resides (provided that if such Party does not reside in the United States, venue shall be the jurisdiction where such Party’s principal U.S. Affiliate resides) and (b) that are pending or issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to jurisdiction and venue in such courts and bodies.

10.10.3. Disputes Relating to Article 6. Any dispute, controversy or claim between the Parties that relates to the enforcement of Article 6 hereof shall be subject to action in any court of competent jurisdiction.

10.11. Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

10.12. Entire Agreement. This Agreement, including its Exhibits and Schedules, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including the Confidentiality Agreement.

10.13. Purpose and Scope. The Parties understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and both of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile or PDF file, each of which shall be binding when received by the applicable Party.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.15. No Third Party Rights or Obligations. Except as set forth in Article 9 hereof, no provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement. However, either Party may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that such Party shall remain liable hereunder for the performance by any such Affiliates of any such obligations.

10.16. Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether the words are used in the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

[The remainder of this page has been intentionally left blank. The signature page follows.]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

IMMUNOGEN, INC.	CYTOMX THERAPEUTICS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Licensed Target

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Royalty Rate Reduction Methodology

[***]†

†	Two pages of text have been omitted.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

Form of ImmunoGen License Agreement

[See Attached

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

LICENSE AGREEMENT

BETWEEN

IMMUNOGEN, INC.

AND

CYTOMX THERAPEUTICS, INC.

            , 201

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

5.	INTELLECTUAL PROPERTY.		36

	5.1.	Inventions	36

	5.2.	Filing, Prosecution and Maintenance of Patent Rights	37

	5.3.	Joint Research Agreement	40

	5.4.	Enforcement of Patent Rights	40

	5.5.	Response to Biosimilar Applicants	43

	5.6.	Interference, Opposition, Revocation and Declaratory Judgment Actions	48

	5.7.	Infringement of Third Party Patent Rights	48

6.	CONFIDENTIALITY		48

	6.1.	Confidentiality	48

	6.2.	Authorized Disclosure	49

	6.3.	Public Announcements; Publications	51

7.	REPRESENTATIONS AND WARRANTIES.		52

	7.1.	Mutual Representations and Warranties	52

	7.2.	Representations and Warranties of CytomX	53

	7.3.	Government Approvals	54

	7.4.	Further Covenants	54

	7.5.	Representation by Legal Counsel	54

	7.6.	Warranty Disclaimers	54

8.	TERM AND TERMINATION.		55

	8.1.	Term	55

	8.2.	Voluntary Termination by ImmunoGen	55

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	8.3.	Termination by Either Party for Cause	55

	8.4.	Termination on Insolvency	55

	8.5.	Termination for Material Breach of the Research Collaboration Agreement by ImmunoGen	55

	8.6.	Effects of Expiration or Termination	56

	8.7.	Disposition of Inventories of Products	58

	8.8.	Remedies	58

	8.9.	Survival of Certain Obligations	58

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.		58

	9.1.	No Consequential Damages	58

	9.2.	Indemnification by CytomX	59

	9.3.	Indemnification by ImmunoGen	59

	9.4.	Procedure	60

	9.5.	Insurance	61

10.	MISCELLANEOUS.		61

	10.1.	Assignment	61

	10.2.	Further Actions	62

	10.3.	Force Majeure	62

	10.4.	Notices	62

	10.5.	Amendment	63

	10.6.	Waiver	63

	10.7.	Severability	63

	10.8.	Descriptive Headings	63

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.9.	Dispute Resolution	63

10.10.	Patent Disputes and Disputes Relating to Article 6	65

10.11.	Governing Law	66

10.12.	Entire Agreement	66

10.13.	Purpose and Scope	66

10.14.	Counterparts	67

10.15.	No Third Party Rights or Obligations	67

10.16.	Interpretation	67

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBITS

Exhibit A – Licensed Target

Exhibit B – Royalty Rate Reduction Methodology

Schedule 1.120 – List of Cytotoxic Compound Patent Rights

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

v

LICENSE AGREEMENT

This Research Collaboration and License Agreement (the “Agreement”) is entered into as of                 1 (the “Effective Date”), by and between CytomX Therapeutics, Inc., a corporation organized and existing under the laws of Delaware and having a place of business at 343 Oyster Point Blvd., Suite 100, South San Francisco, California, 94080 United States (“CytomX”) and ImmunoGen, Inc., a corporation organized and existing under the laws of Massachusetts and having a place of business at 830 Winter Street, Waltham, Massachusetts, 02451 (“ImmunoGen”). CytomX and ImmunoGen may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Research Collaboration Agreement, pursuant to which, among other things, CytomX granted to ImmunoGen the right to obtain a license to certain Know-How and related Patent Rights owned or Controlled by CytomX with respect to certain Targets; and

WHEREAS, pursuant to the Research Collaboration Agreement, ImmunoGen has exercised an ImmunoGen Option (as defined in the Research Collaboration Agreement), pursuant to which the Parties have agreed to enter into this Agreement setting forth the terms and conditions of an exclusive license from CytomX to ImmunoGen with respect to the Licensed Target.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

When used in this Agreement, the following capitalized terms shall have the meanings set forth in this Article 1.

1.1. “ADC” means a compound that incorporates, is comprised of or is otherwise derived from an Antibody (or other cell-binding moiety) conjugated to a Payload using a Linker, other than a PDC.

1.2. “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the

[1]	Insert date of receipt by ImmunoGen of Option Exercise Notice with respect to the Licensed Target.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

case of an entity that is not a corporation, for the election of the corresponding managing authority), provided, however, that the term “Affiliate” shall not include subsidiaries or other entities in which a Party or its Affiliates owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other managing authority, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect. A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.3. “Alliance Manager” is defined in Section 2.4 hereof.

1.4. “Annual Maintenance Fees” is defined in Section 2.2.1 hereof.

1.5. “Annual Net Sales” means, with respect to any Licensed Product in a Calendar Year during the applicable Royalty Term for such Licensed Product, the aggregate Net Sales by a Party, its Affiliates and its Sublicensees from the sale of such Licensed Product in the Territory during such Calendar Year.

1.6. “Antibody” means a molecule which comprises or contains: (a) one or more immunoglobulin variable domains; or (b) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including but not limited to antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, diabodies and polypeptides (including humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide. For clarity, as used in this Agreement, the term “Antibody” shall not include Probodies or PDCs.

1.7. “Applicable Law” means the laws, statutes, rules, regulations, guidelines, or other requirements that may be in effect from time to time and apply to a particular activity contemplated hereby, including any such laws, statutes, rules, regulations, guidelines or other requirements of the FDA or the EMA or any applicable securities regulatory authorities or national securities exchanges or securities listing organizations.

1.8. “Applicant” is defined in Section 5.5.2 hereof.

1.9. “Applicant Response” is defined in Section 5.5.3(b) hereof.

1.10. “Bankruptcy Code” is defined in Section 3.4 hereof.

1.11. “Baseline Net Sales” is defined in Section 1.94 hereof.

1.12. “Binding Obligation” means, with respect to a Party (a) any oral or written agreement or arrangement that binds or legally affects such Party’s operations or property,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

including any assignment, license agreement, loan agreement, guaranty, or financing agreement; (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

1.13. “Biosimilar Application” means an application submitted to the FDA under subsection (k) of the PHSA or a similar application submitted under a similar regulatory scheme to another Regulatory Authority.

1.14. “BLA”means a Biologics License Application (as that term is used in Title 21 of the United States Code of Federal Regulations) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication.

1.15. “BPCIA” means the Biologics Price Competition and Innovation Act of 2009.

1.16. “Business Day” means a day other than a Saturday, a Sunday or other day on which banking institutions in Boston, Massachusetts or San Francisco, California are required to be closed or are actually closed with legal authorization.

1.17. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

1.18. “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

1.19. “Challenge” means any challenge to the [***], or [***] of any of the Licensed Patent Rights, including without limitation: (a) filing a declaratory judgment action in which any of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311, filing a [***] of the Licensed Patent Rights pursuant to [***], or filing a [***] of the Licensed Patent Rights pursuant to [***]; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the Licensed Patent Rights in any country.

1.20. “Challenge Jurisdiction” is defined in Section 4.2.3(d) hereof.

1.21. “Challenged Patent Rights” is defined in Section 4.2.3(d) hereof.

1.22. “Challenge-Related Royalty Increase” is defined in Section 4.2.3 (d) hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.23. “Clawback Amount” is defined in Section 4.2.3(d) hereof.

1.24. “Combination” is defined in Section 1.104 hereof.

1.25. “Commercialization” or “Commercialize” means activities with respect to a Licensed Product relating to commercialization in the Field in the Territory, including pre-launch and launch activities, pricing and reimbursement activities, marketing, promoting, detailing, distributing, offering for sale and selling such Licensed Product, importing and exporting such Licensed Product for sale, conducting post-marketing human clinical trials, reporting of adverse events in patients and interacting with Regulatory Authorities regarding any of the foregoing. Commercialization shall not include any activities related to Manufacturing or Development. When used as a verb, “Commercialize” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.26. “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances. With respect to any efforts relating to the Development of a Licensed Product by ImmunoGen, generally or with respect to any particular country in the Territory, ImmunoGen will be deemed to have exercised Commercially Reasonable Efforts if it has exercised those efforts normally used by ImmunoGen, in the relevant country, with respect to a compound, product or product candidate, as applicable, owned or Controlled by ImmunoGen, or to which ImmunoGen has similar rights, which compound, product or product candidate is of similar market potential in such country, and is at a similar stage in its development or product life cycle as the Licensed Product, taking into account all relevant factors in effect at the time such efforts are to be expended. It is expressly understood that, so long as this Agreement may be terminated by ImmunoGen for convenience pursuant to Section 8.2 hereof, ceasing the Development of a Licensed Product shall be deemed to be inconsistent with Commercially Reasonable Efforts. Further, to the extent that the performance of ImmunoGen’s obligations hereunder is adversely affected by CytomX’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether ImmunoGen has used its Commercially Reasonable Efforts to perform any such affected obligations.

1.27. “Confidential Information” of a Party means (a) with respect to ImmunoGen, the identity of the Licensed Target, and (b) with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business or objectives, that is communicated in any way or form by or on behalf of such Party (in such capacity, the “Disclosing Party”) to the other Party (in such capacity, the “Receiving Party”) or to

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors (collectively, “Representatives”), either prior to or after the Effective Date of this Agreement (including any information disclosed pursuant to the Confidentiality Agreement), and whether or not such Know-How or other information is identified as confidential at the time of disclosure. The terms and conditions of this Agreement shall be deemed to be the Confidential Information of each Party. Confidential Information within the CytomX Program Technology shall be deemed to be the Confidential Information of CytomX. Confidential Information within the ImmunoGen Program Technology shall be deemed to be the Confidential Information of ImmunoGen. Confidential Information within the Joint Program Technology shall be deemed to be the Confidential Information of each Party. Certain other information is designated as Confidential Information throughout this Agreement and is included in this definition.

1.28. “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement between the Parties effective as of March 21, 2013.

1.29. “Conjugation Probody Platform Improvements” is defined in Section 1.120 hereof.

1.30. “Control” or “Controlled” means, with respect to any (a) item of information, including Know-How, (b) intellectual property right, or (c) Proprietary Material, the possession (whether by ownership interest or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party access to or a license under such item, right or material, as provided herein, without violating the terms of any agreement or other arrangements with any Third Party.

1.31. “Covered Results” is defined in Section 6.3.2 hereof.

1.32. “Cover(s)” is defined in Section 4.2.3(b)(iii) hereof.

1.33. [Reserved]

1.34. “CytomX Indemnified Party” is defined in Section 9.3 hereof.

1.35. “CytomX Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which are employees, agents or independent contractors of CytomX or any of its Affiliates. Anything contained in this Agreement to the contrary notwithstanding, any and all CytomX Program Technology that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Licensed Product or Probody comprised in a Licensed Product shall be included in the Licensed Intellectual Property.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.36. “CytomX Proprietary Materials” means biological materials (including any Probodies, Masks or Substrates) and other tangible research materials Controlled by CytomX and provided by CytomX to ImmunoGen under this Agreement. Without prejudice to any intellectual property rights in and to Probodies, any tangible Probodies produced by or for ImmunoGen or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers using any hybridoma or genetic sequencing information provided by CytomX in connection with the Development, Manufacture, use and Commercialization of Licensed Products shall not be deemed to be CytomX Proprietary Materials for purposes of this Agreement.

1.37. [Reserved]

1.38. [Reserved]

1.39. [Reserved]

1.40. “CytomX Technology” means any Patent Right, Know-How or other intellectual property right that is Controlled by CytomX or any Affiliate of CytomX or that comes into the Control of CytomX at any time during the Term of this Agreement and is actually used by CytomX in Developing Licensed Products under this Agreement or is otherwise necessary for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making or any Tools for Developing, any Probody, Mask or Substrate.

1.41. “Cytotoxic Compound” means [***] Compounds and [***] Compounds.

1.42. “Deemed Royalty Portion” is defined in Section 5.4.2(g)(iii) hereof.

1.43. “Develop” or “Development” means, with respect to a Licensed Product, all pre-clinical, non-clinical and clinical research and drug development activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining or maintaining any Regulatory Approval for such Licensed Product, including research, toxicology, pharmacology and other similar efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre- and post-approval studies), development of diagnostic assays in connection with clinical studies, and all activities directed to obtaining any Regulatory Approval, including any marketing, pricing or reimbursement approval. When used as a verb, “Develop” means to engage in Development and “Developed” has a corresponding meaning.

1.44. “Development Milestone” is defined in Section 4.1.1 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.45. “Development Milestone Payment” is defined in Section 4.1.1 hereof.

1.46. “Diligence Obligation” is defined in Section 2.2.2 hereof.

1.47. “Disclosing Party” is defined in Section 1.27 hereof.

1.48. “Disclosure Letter” is defined in Section 7.2 hereof.

1.49. “Dispute” is defined in Section 10.9 hereof.

1.50. “Effective Date” is defined in the introduction to this Agreement.

1.51. “EMA” means the European Medicines Agency, or any successor agency thereto.

1.52. “Field” means all human therapeutic, prophylactic and diagnostic uses.

1.53. “FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended, and the rules and regulations promulgated thereunder.

1.54. “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.55. “First Commercial Sale” means, with respect to any Licensed Product and any country of the world, the first sale of such Licensed Product under this Agreement by ImmunoGen, its Affiliates or its Sublicensees to a Third Party in such country, after such Licensed Product has been granted Regulatory Marketing Approval by the competent Regulatory Authorities in such country or, if no such Regulatory Marketing Approval or similar approval is required, the date on which such Licensed Product is first commercially launched in such country. The foregoing notwithstanding, “First Commercial Sale” shall not include: [***].

1.56. “GAAP” means United States generally accepted accounting principles, consistently applied.

1.57. “Generic Equivalent” means, with respect to any Licensed Product in a given country, any biopharmaceutical product that is sold by a Third Party that is not a Sublicensee of ImmunoGen or its Affiliates and such Third Party product (a) contains both (i) an Antibody or Probody that specifically binds to the Licensed Target, and (ii) the same Linker and Cytotoxic Compound as the relevant Licensed Product, or (b) (i) has been licensed as a biosimilar or interchangeable biological product by FDA pursuant to Section 351(k) of the PHSA or any subsequent or superseding law, statute or regulation, (ii) has been licensed as a similar biological medicinal product by the European Medicines Agency pursuant to Directive 2001/83/EC, as may be amended, or any

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

subsequent or superseding law, statute or regulation, or (iii) has otherwise achieved analogous regulatory marketing approval in reliance on the prior approval of the Licensed Product from another applicable Regulatory Authority where in the case of each of subclauses (i), (ii) or (iii) of clause (b) above, the Licensed Product is the reference product for purposes of determining (bio)similarity or interchangeability of the Third Party product.

1.58. “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.59. “[***] Compounds” means [***].

1.60. “Immediate Patent Infringement Action” means an immediate patent infringement action pursuant to Section 351(1)(6) of the PHSA.

1.61. “ImmunoGen Accounting Standards” means GAAP, as generally and consistently applied throughout ImmunoGen’s organization. Beginning upon the First Commercial Sale of a Licensed Product and thereafter during the Term as long as ImmunoGen has an obligation to pay royalties under Section 4.2 hereof, ImmunoGen shall promptly notify CytomX in the event it changes the accounting principles pursuant to which its records are maintained, it being understood and agreed that only internationally recognized accounting principles may be used (e.g., GAAP, IFRS (International Financial Reporting Standards), etc.).

1.62. “ImmunoGen Indemnified Party” is defined in Section 9.2 hereof.

1.63. “ImmunoGen Probody Platform Improvements” means any Probody Platform Improvement (other than a Joint Probody Platform Improvements) the inventors of which (alone or with others) are employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers pursuant to the Development, Manufacture, use and Commercialization of any Licensed Product.

1.64. “ImmunoGen Program Technology” means any Program Technology (other than Joint Program Technology) the inventors of which (alone or with others) are employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers.

1.65. [Reserved]

1.66. “ImmunoGen Proprietary Materials” means any chemical (including any Cytotoxic Compounds), biological (including any Antibodies) and other tangible research materials Controlled by ImmunoGen and provided by ImmunoGen to CytomX under this

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement. Subject to the last sentence of this definition, any mutant, derivative, progeny or improvement of ImmunoGen Proprietary Materials shall be considered to be ImmunoGen Proprietary Materials.

1.67. “ImmunoGen Response” is defined in Section 5.5.3(c) hereof.

1.68. “ImmunoGen Standard Exchange Rate Methodology” means, with respect to amounts invoiced in U.S. Dollars, all such amounts shall be expressed in U.S. Dollars. With respect to amounts invoiced in a currency other than U.S. Dollars, all such amounts shall be expressed both in the currency in which the amount was invoiced and in the U.S. Dollar equivalent. The U.S. Dollar equivalent shall be calculated using ImmunoGen’s then-current standard exchange rate methodology, which is in accordance with the ImmunoGen Accounting Standards applied in its external reporting for the conversion of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied.

1.69. “Improvement” is defined in Section 1.120 hereof.

1.70. “IND” means an Investigational New Drug Application, as defined in the FD&C Act, that is required to be filed with the FDA before beginning clinical testing of a Licensed Product in human subjects, or an equivalent foreign filing.

1.71. “Indemnified Party” is defined in Section 9.4.1 hereof.

1.72. “Indemnifying Party” is defined in Section 9.4.1 hereof.

1.73. “Independent Patent Counsel” means an outside patent counsel reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5)-year period preceding the dispute, performing legal services of any nature for either of the Parties or their respective Affiliates (or, in the case of ImmunoGen, its Sublicensees) and which did not, at any time, employ either of the Parties’ chief patent counsels (or persons with similar responsibilities).

1.74. “Infringed Patent List” is defined in Section 5.5.3(e) hereof.

1.75. “Infringement” is defined in Section 5.4.1 hereof.

1.76. “Insolvency Event” means the occurrence of any of the following: (a) a case is commenced by or against a Party under applicable bankruptcy, insolvency or similar laws, and is not dismissed within ninety (90) days, (b) a Party files for or is subject to the institution of bankruptcy, reorganization, liquidation, receivership or similar proceedings, (c) a Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for a Party’s business, (e) a substantial portion of a

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party’s business is subject to attachment or similar process, or (f) anything analogous to any of the events described in the foregoing clauses (a) through (e) occurs under the laws of any applicable jurisdiction.

1.77. “Joint Conjugation Probody Platform Improvements” means Conjugation Probody Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.78. “Joint Development Committee” or “JDC” is defined in Section 2.3.1 hereof.

1.79. “Joint Patent Right” means any Patent Right comprised in the Joint Program Technology.

1.80. “Joint Probody Platform Improvements” means Probody Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.81. “Joint Program Technology” means any Program Technology (other than Joint Probody Platform Improvements) the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.82. [Reserved]

1.83. “Joint Unconjugated Probody Platform Improvements” means Unconjugated Probody Platform Improvements the inventors of which are jointly (a) employees, agents or independent contractors of CytomX or any of its Affiliates and (b) employees, agents or independent contractors of ImmunoGen or any of its Affiliates.

1.84. “Know-How” means any proprietary invention, discovery, data, information, process, method, technique, material, technology, result or other know-how, whether or not patentable.

1.85. “Knowledge” is defined in Section 7.2 hereof.

1.86. “Liability” is defined in Section 9.2 hereof.

1.87. “License Agreement” has the meaning ascribed to such term in the Research Collaboration Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.88. “Licensed Intellectual Property” means any Patent Right, Know-How or other intellectual property right that is owned or Controlled by CytomX or any Affiliate of CytomX or that becomes owned or Controlled by CytomX or any of its Affiliates at any time during the Term (including CytomX’s one-half interest in Joint Program Technology and Joint Probody Platform Improvements) that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Licensed Product or Probody comprised in a Licensed Product.

1.89. “Licensed Know-How” means any Know-How comprised in the Licensed Intellectual Property.

1.90. “Licensed Patent Rights” means any Patent Rights comprised in the Licensed Intellectual Property.

1.91. “Licensed Product” means any product that incorporates, is comprised of, or is otherwise derived from, a Target-Binding Probody conjugated to a Cytotoxic Compound using a Linker.

1.92. “Licensed Target” means the Target set forth in Exhibit A attached hereto and incorporated herein by reference.

1.93. “Linker” means any compound or composition that is useful for linking a cytotoxic or cytostatic moiety, including, without limitation, a Cytotoxic Compound, and a cell-binding moiety, including, without limitation, an Antibody or a Probody, together to form a conjugate of the cytotoxic or cytostatic moiety with the cell-binding moiety.

1.94. “Loss of Market Exclusivity” with respect to any Licensed Product in any country, shall be deemed to have occurred only if: (a) one or more Generic Equivalent(s) are being marketed by a Third Party (excluding any Sublicensee) in such country; and (b) Net Sales of such Licensed Product in that country during any Calendar Quarter following introduction of the Generic Equivalent(s) have declined by at least [***] in that country relative to the average quarterly Net Sales of such Licensed Product in such country over [***] ending prior to the introduction of such Generic Equivalent(s) (the “Baseline Net Sales”) and such decline in Net Sales is not primarily attributable to [***]. Anything contained in this Agreement to the contrary notwithstanding, a “Loss of Market Exclusivity” shall not be deemed to have occurred if [***].

1.95. “Major EU Market Country” means any of [***].

1.96. “Manufacturing” or “Manufacture” means activities directed to making, producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping or storage of a product.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.97. “Marginal Royalty Rates” is defined in Section 4.2.1 hereof.

1.98. “Mask” means a peptide linked to an Antibody that is capable of inhibiting the specific binding of the Antibody to its Target.

1.99. “Material Breach” is defined in Section 8.3 hereof.

1.100. “[***] Compound” means [***].

1.101. “Milestone Payment” means any Development Milestone Payment or Sales Milestone Payment.

1.102. “Monies” is defined in Section 5.4.2(g) hereof.

1.103. “Negotiation Period” is defined in Section 5.5.3(e) hereof.

1.104. “Net Sales” means, with respect to a Licensed Product, gross receipts from sales by ImmunoGen and its Affiliates and Sublicensees of such Licensed Product to Third Parties in the Territory, less in each case (a) bad debts, (b) sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, returns, rebates, chargeback rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers, chain pharmacies, mass merchandisers, staff model HMO’s, pharmacy benefit managers or other institutions in respect of the purchase price, (c) adjustments actually paid, granted or accrued arising from consumer discount programs or other similar programs, (d) customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales, (e) any payment made by ImmunoGen, its Affiliates or Sublicensees in respect of sales to the United States government, any state government or any foreign government, or to any other Governmental Authority, or with respect to any government-subsidized program or managed care organization, and (f) freight and freight insurance (to the extent that ImmunoGen, its Affiliates or Sublicensees bears the cost of freight and freight insurance for the Licensed Product), in each case in accordance with GAAP, as consistently applied by ImmunoGen with respect to its overall operations.

Net Sales shall not include sales or transfers among ImmunoGen and its Affiliates and Sublicensees where the Licensed Product is intended for subsequent sale to the end user. All the foregoing elements of Net Sales calculations shall be determined from the books and records of ImmunoGen and its Sublicensees, maintained in accordance with the ImmunoGen Accounting Standards or, in the case of Sublicensees, such similar accounting principles, consistently applied.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In the event a Licensed Product is sold as a component of a combination or bundled product that consists of a Licensed Product together with another therapeutically active product, or screening or diagnostic product, for the same indication (a “Combination”), the Net Sales from the Combination, for the purposes of determining royalty payments hereunder, shall be determined by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/(A+B), where A is the weighted average per unit sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form.

In the event that the weighted average per unit sale price of the Licensed Product can be determined but the weighted average per unit sale price of the other product(s) included in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/C, where A is the weighted average sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and C is the weighted average per unit sale price of the Combination.

In the event that the weighted average per unit sale price of the other product(s) included in the Combination can be determined but the weighted average per unit sale price of the Licensed Product in similar volumes and of the same class purity, potency and dosage form as in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying Net Sales of the Combination (as defined in the standard Net Sales definition above) by a fraction determined by the following formula: one (1) minus (B/C) where B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form and C is the weighted average per unit sale price of the Combination.

In the event that such average per unit sale price cannot be determined for the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, Net Sales for the purposes of determining royalty payments shall be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The weighted average per unit sale price for both the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, shall be calculated once each Calendar Year and such price shall be used during all applicable royalty reporting periods for the entire following Calendar Year. When determining the weighted average per unit sale price of a Licensed Product, other product(s), or Combination, the weighted average per unit sale price shall be calculated by dividing sales dollars (translated into U.S. Dollars using the ImmunoGen Standard Exchange Rate Methodology) by the units sold during the twelve (12) months (or the number of months in which sales occurred in a partial Calendar Year) of the preceding Calendar Year for the respective Licensed Product, other product(s), or Combination. In the initial Calendar Year, a forecasted weighted average per unit sale price will be used for the Licensed Product, other product(s), or Combination. Any over- or under-payment due to a difference between the forecasted and actual weighted average per unit sale price will be paid or credited in the first royalty payment of the following Calendar Year.

1.105. “Non-Disclosing Party” is defined in Section 6.3.2 hereof.

1.106. “Notice of Dispute” is defined in Section 10.9.1 hereof.

1.107. “Party” and “Parties” is defined in the introduction to this Agreement.

1.108. “Patent Committee” is defined in Section 5.2.4 hereof.

1.109. “Patent Rights” means any and all (a) patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) any other form of government-issued right substantially similar to any of the foregoing and (f) all United States and foreign counterparts of any of the foregoing.

1.110. “Payload” means a therapeutic cytotoxic or cytostatic compound, including, without limitation, a Cytotoxic Compound.

1.111. “PDC” means a compound that incorporates, is comprised of or is otherwise derived from, a Probody conjugated to a Payload using a Linker.

1.112. “Permitted Third Party Service Providers” is defined in Section 3.1.1 hereof.

1.113. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.114. “Phase 1 Clinical Study” means an initial study of a Licensed Product in human subjects or patients with the endpoint of determining initial tolerance, safety, metabolism or pharmacokinetic information and clinical pharmacology of such product as and to the extent defined for the United States in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other country.

1.115. “Phase 2 Clinical Study” means a study of a Licensed Product in human patients that is intended to obtain information on the Licensed Product’s activity for an indication at a prescribed (or otherwise limited) dose and administration schedule, as well as additional information on the Licensed Product’s safety and toxicity as and to the extent defined for the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country. Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase 2 Clinical Study” hereunder if such study has been designated by the sponsor as a Phase 2 [II] clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.116. “Phase 3 Clinical Study” means a study of a Licensed Product in human patients with a defined dose or a set of defined doses of a Licensed Product designed to (a) ascertain efficacy and safety of such Licensed Product for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (c) support preparing and submitting applications for Regulatory Marketing Approval to the competent Regulatory Authorities in a country of the world, as and to the extent defined for the United States in 21 C.F.R.§ 312.21(c), or its successor regulation, or the equivalent regulation in any other country. “Phase 3 Clinical Study” shall also include any other human clinical trial serving as a pivotal study from which the data are actually submitted to the applicable Regulatory Authority in connection with a Regulatory Marketing Approval Application, whether or not such trial is called a “Phase 3” study. Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase 3 Clinical Study” hereunder if such study has been designated by the sponsor as a Phase 3 [III] clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.117. “PHSA” means the Public Health Services Act, as amended (42 U.S.C. § 201 et seq.).

1.118. “Pre-Market Notice” is defined in Section 5.5.4(b) hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.119. “Probody” means an Antibody linked to a Substrate and a Mask that is claimed or covered by CytomX Technology.

1.120. “Probody Platform Improvements” means any Patent Right, Know-How or other intellectual property right that is an enhancement, improvement or modification (each, an “Improvement”) to the CytomX Technology invented by either Party or any of its Affiliates (or by a Third Party on behalf of either Party or its Affiliates) that is an Improvement to the composition of, or any method of using or method of making or any Tools for developing, any unconjugated Probody, Mask or Substrate (collectively, “Unconjugated Probody Platform Improvements”). Probody Platform Improvements also include Improvements (a) to any of the analytical methods used for making, releasing and characterizing any Agreement PDCs that are necessary because of the presence of a Mask and/or Substrate, or (b) consisting of conjugation chemistry or conjugation methods that are necessary because of the presence of a Mask and/or Substrate (collectively, “Conjugation Probody Platform Improvements”). Licensed Products and ImmunoGen Probodies, in and of themselves, will not be considered to be Probody Platform Improvements, although the Parties acknowledge that Probody Platform Improvements may be incorporated into Licensed Products and ImmunoGen Probodies. [***] Cytotoxic Compound2[***] ADCs.

1.121. “Program Technology” means all Know-How (other than Probody Platform Improvements) that either Party or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers (or any of their respective employees, agents or independent contractors), alone or with others, makes, creates, develops, discovers, conceives or first actually reduces to practice pursuant to the Development, Manufacture, use or Commercialization of any Licensed Product, including any Patent Rights related thereto. Program Technology also includes “Program Technology” (as defined in the Research Collaboration Agreement) that is necessary or useful for Developing, Manufacturing, using or Commercializing Licensed Products and that claims, covers or is specifically directed to the composition of, or any method of using or method of making any Target-Binding Antibody, Licensed Product, Linker or Cytotoxic Compound comprised in any Licensed Product.

1.122. “Proposed Biosimilar Product” is defined in Section 5.5.1 hereof.

1.123. “Proposed Patent List” is defined in Section 5.5.3(a) hereof.

1.124. “Publishing Party” is defined in Section 6.3.2 hereof.

1.125. “Receiving Party” is defined in Section 1.27 hereof.

1.126. “Regulatory Approval” means any technical, medical, scientific or other license, registration, authorization or approval of any Regulatory Authority (including any

[2]	[***] “Cytotoxic Compound” [***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

approval of a New Drug Application or Biologic License Application) necessary for the Development, Manufacture, use or Commercialization of a pharmaceutical product in any regulatory jurisdiction.

1.127. “Regulatory Approval Application” means any application submitted to an appropriate Regulatory Authority seeking any Regulatory Approval.

1.128. “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory jurisdiction, any agency, department, bureau, commission, council or other governmental entity with authority over the Development, Manufacture, use or Commercialization of a Licensed Product.

1.129. “Regulatory Marketing Approval” means, with respect to any pharmaceutical product and any indication, Regulatory Approval (including any supplement thereto) to sell such pharmaceutical product for such indication, including, in any jurisdiction other than the United States, to the extent required for any sale in such country, all pricing and reimbursement approvals to be obtained from the Regulatory Authority granting such Regulatory Approval or any affiliated Regulatory Authority.

1.130. “Representatives” is defined in Section 1.27 hereof.

1.131. “Research Collaboration Agreement” means that certain Research Collaboration Agreement effective as of January 8, 2014 by and between CytomX and ImmunoGen, as the same may be amended from time to time.

1.132. “Research Program” has the meaning ascribed to such term in the Research Collaboration Agreement.

1.133. “Review Period” is defined in Section 6.3.2 hereof.

1.134. “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time from the First Commercial Sale of such Licensed Product in such country until the later of (a) the expiration of the last Valid Claim that would, but for the license granted hereunder, be infringed by the manufacture, use, sale, offer for sale or importation of such Licensed Product in such country or (b) the twelfth (12th) anniversary of the date of the First Commercial Sale of such Licensed Product in such country, but in the case of (b), in no event later than the twentieth (20th) anniversary of the earlier of the date of the First Commercial Sale of such Licensed Product in the United States or the date of the First Commercial Sale of such Licensed Product in any Major EU Market Country. Anything contained in this Agreement to the contrary notwithstanding, if the Licensed Product (or any component or intermediate thereof) was manufactured in a country where such manufacture would, at the time of

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such manufacture, have infringed a Valid Claim within the Licensed Patent Rights in the country of manufacture in the absence of the license granted under Section 3.3.1 hereof, then the Royalty Term in the country of sale of such Licensed Product, if otherwise expired pursuant to the first sentence of this Section, shall be extended or reinstated, as the case may be, but only with respect to sales of Licensed Products so manufactured. In determining infringement of Valid Claims for purposes of this definition of Royalty Term, (i) any Valid Claim within the Licensed Patent Rights that is jointly owned by CytomX (or any of its Affiliates) with CytomX (or any of its Affiliates) shall be deemed to be owned solely by CytomX or an Affiliate of CytomX, and (ii) claims contained in patent applications that have not resulted in the issuance of a patent in a country will be disregarded for purposes of determining the expiration of the Royalty Term for a Licensed Product in such country under this definition.

1.135. “Sales Milestone” is defined in Section 4.1.2 hereof.

1.136. “Sales Milestone Payment” is defined in Section 4.1.2 hereof.

1.137. “Sales Threshold” is defined in Section 4.1.2 hereof.

1.138. [Reserved]

1.139. “Sublicensee” means any Third Party to whom ImmunoGen or an Affiliate of ImmunoGen grants or has granted, directly or indirectly, a sublicense of rights licensed by CytomX under this Agreement, in accordance with the provisions of this Agreement.

1.140. “Substrate” means a moiety that is linked to the Antibody and to the Mask of a Probody and is capable of being cleaved, reduced or photolysed.

1.141. [Reserved]

1.142. “Target” means a protein described by a unique UniProtKB/Swiss Prot accession number (and all fragments, mutations and splice variants thereof) that is bound by an Antibody or a Probody.

1.143. “Target,” “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, where the molecule’s primary intended mechanism of action requires that it bind to the Target (or a portion thereof).

1.144. “Target-Binding Probody” means a Probody that Targets the Licensed Target. [***]

1.145. “Term” is defined in Section 8.1 hereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.146. “Territory” means the entire world.

1.147. “Third Party” means any Person other than CytomX, ImmunoGen or their respective Affiliates.

1.148. “Third Party Claims” is defined in Section 9.2 hereof.

1.149. “Third Party Payments” is defined in Section 4.2.3(a) hereof.

1.150. “Unauthorized Use” is defined in Section 2.6.3 hereof.

1.151. “Unconjugated Probody Platform Improvements” is defined in Section 1.120 hereof.

1.152. “Valid Claim” means, with respect to a particular country, (a) a claim of an issued and unexpired patent right included within the Licensed Patent Rights that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental authority of competent jurisdiction, which decision is unappealed or unappealable within the time allowed for appeal, and (ii) has not been cancelled, withdrawn, abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) a bona fide claim of a pending patent application included within the Licensed Patent Rights that has not been (i) cancelled, withdrawn or abandoned without being refiled in another application in the applicable jurisdiction or (ii) finally rejected by an administrative agency action from which no appeal can be taken or that has not been appealed within the time allowed for appeal, provided that any claim in any patent application pending for more than seven (7) years from the earliest date on which such patent application claims priority shall not be considered a Valid Claim for purposes of the Agreement from and after such seven (7) year date unless and until a patent containing such claim issues from such patent application and solely if such patent issues while another Valid Claim covers the relevant Licensed Product in the relevant country. Anything contained in this Agreement to the contrary notwithstanding, a claim within an issued and unexpired patent within the Licensed Patent Rights shall remain a Valid Claim for all purposes under this Agreement, notwithstanding a determination that such claim is unenforceable pursuant to the operation of the BPCIA, if such determination is exclusively caused by or results solely from any act or omission by ImmunoGen (or any of its Affiliates or Sublicensee) determined to have been made negligently or in bad faith in the performance of ImmunoGen’s obligations under Section 5.5.3 hereof that results in actual prejudice to CytomX’s ability to preserve its rights in the Licensed Patent Rights and eliminate the infringement threatened by the Applicant (excluding any acts or omissions undertaken pursuant to the specific written instruction of CytomX.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	PRODUCT DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION.

2.1. General. ImmunoGen shall have sole authority over, responsibility for and control of (notwithstanding the formation of the JDC or its decisions and/or disputes among the membership of the JDC) the Development, Manufacture, use and Commercialization of the Licensed Products, and shall bear all costs associated with such Development, Manufacture, use and Commercialization.

2.2. Development Diligence.

2.2.1. ImmunoGen Diligence. ImmunoGen will use Commercially Reasonable Efforts to Develop Licensed Products and to undertake investigations and actions required to obtain Regulatory Marketing Approval in the Territory; provided that the obligations set forth in this Section shall cease upon the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory. For avoidance of doubt, any actions taken by ImmunoGen’s Affiliates or Sublicensees under this Agreement shall be treated as actions taken by ImmunoGen in regard to satisfaction of the requirements of this Section 2.2.1. Beginning on the sixth (6th) anniversary of the Effective Date and thereafter, ImmunoGen will make non-refundable and non-creditable maintenance payments in the amounts set forth below (the “Annual Maintenance Fees”) until the earlier of (a) the first filing of an IND in the U.S. or in any European Union country for any Licensed Product or (b) the termination of this Agreement in accordance with its terms. The amounts of the Annual Maintenance Fee accruing as of each anniversary of the Effective Date, beginning with the sixth (6th) anniversary are as follows:

Anniversary of the Effective Date	Maintenance Fee
Sixth (6th) anniversary	[***	]
Seventh (7th) anniversary	[***	]
Eighth(8th) anniversary and each anniversary thereafter	[***	]

ImmunoGen will pay the applicable Annual Maintenance Fee in accordance with Section 4.3 hereof within [***] after the applicable anniversary of the Effective Date. Payment of Annual Maintenance Fees by ImmunoGen shall not establish that ImmunoGen has satisfied its due diligence obligations under this Section 2.2, and such payments shall be given no consideration or weight in determining

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

whether ImmunoGen has satisfied such due diligence obligations. Anything contained in this Agreement to the contrary notwithstanding, ImmunoGen shall have no obligation to pay Annual Maintenance Fees hereunder if the first filing of an IND in the U.S. or in any European Union country for any Licensed Product has occurred prior to the sixth (6th) anniversary of the Effective Date.

2.2.2. Exceptions to Diligence Obligations. Notwithstanding any provision of this Agreement to the contrary, ImmunoGen will be relieved from and will have no obligation to undertake any efforts with respect to any diligence obligation under Section 3.2.1 with respect to a given Licensed Product (each, a “Diligence Obligation”) in the event that CytomX materially breaches any of its Development or other obligations under this Agreement related to such Licensed Product upon which performance of the applicable Diligence Obligation is dependent.

2.2.3. Remedies for Breach of Diligence Obligations. A material breach of any Diligence Obligation by ImmunoGen shall be deemed to be a Material Breach by ImmunoGen hereunder.

2.3. Joint Development Committee.

2.3.1. Formation of the Joint Development Committee. As soon as practicable after the Effective Date, CytomX and ImmunoGen shall establish a “Joint Development Committee” (or “JDC”) to coordinate the sharing of safety data and minutes of meetings with Regulatory Authorities with regard to Licensed Products. The JDC shall also serve as a forum to facilitate communications between the Parties regarding this Agreement. The JDC shall be comprised of two (2) representatives from each Party as appointed by such Party, with such representatives possessing appropriate expertise and seniority. The JDC may change its size from time to time by mutual consent of its members. A Party may replace one or more of its representatives from time to time upon written notice to the other Party. The JDC shall exist until the expiration of the Term or earlier termination of the Agreement, unless the Parties otherwise agree in writing, provided that ImmunoGen may dissolve the JDC upon the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory.

2.3.2. Chairperson and Secretary of the Joint Development Committee. ImmunoGen shall designate a chairperson of the JDC, and a secretary of the JDC shall be designated by agreement of the members of the JDC. ImmunoGen may change the designation of the chairperson from time to time upon written notice to CytomX. The chairperson or his or her designee shall be responsible for scheduling meetings of the JDC, preparing agendas for meetings and sending to

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

all JDC members notices of all regular meetings and agendas for such meetings at least [***] Business Days before such meetings. The chairperson shall solicit input from both Parties regarding matters to be included on the agenda, and any matter either Party desires to have included on the agenda shall be included for discussion. Nothing herein shall be construed to prohibit the JDC from discussing or acting on matters not included on the applicable agenda. The secretary shall (a) record the minutes of the meeting, (b) circulate copies of meeting minutes to the Parties and each JDC member promptly following the meeting for review, comment and approval by the JDC members and (c) finalize approved meeting minutes. The chairperson shall be a member of the JDC but the secretary need not be a member of the JDC.

2.3.3. Meetings. The JDC shall meet at least three (3) times each Calendar Year (unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting, in which case the next JDC meeting shall also be scheduled as agreed upon by the Parties) until it has been terminated in accordance with Section 2.3.1 hereof at dates and times mutually agreed by the JDC. The initial meeting of the JDC shall be held within [***] days after the Effective Date. Either Party may call a special meeting of the JDC on [***] days written notice to the other Party’s members of the JDC (or upon such shorter notice as exigent circumstances may require). Such written notice shall include an agenda for the special meeting. In-person meetings, including special meetings, of the JDC shall alternate between the offices of the Parties, unless otherwise agreed upon by the members of the JDC. Meetings of the JDC may be held telephonically or by video conference; provided, however, that at least [***] meetings per year shall be held in-person. Meetings of the JDC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting. Members of the JDC shall have the right to participate in at meetings held by telephone or video conference. In addition, the JDC may act on any matter or issue without a meeting if it is documented in a written consent signed by each member of the JDC.

2.3.4. Responsibilities of the Joint Development Committee. The JDC shall be responsible for (a) receiving and reviewing all safety data, relevant regulatory information and other related information obtained by either Party in connection with the Development, Manufacture, use and Commercialization of Licensed Products; (b) facilitating communication between the Parties, (c) resolving Disputes between the Parties, such as Disputes about interpretation of this Agreement, understanding that ImmunoGen has sole authority over the Development, Manufacturing, use and Commercialization of Licensed Products; and (d) such other functions as expressly specified hereunder or as agreed by the Parties. At the time that the first Licensed Product enters a clinical trial, the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Parties shall negotiate in good faith the terms of a separate written safety data exchange agreement that, among other things, will govern the exchange of pharmacovigilance information.

2.3.5. Resolution by [***]. All resolution of Disputes by the JDC shall be made by [***]. If the JDC cannot or does not reach [***] on a Dispute, then such Dispute shall be resolved in accordance with Section 10.9 hereof.

2.4. Alliance Managers. In addition to the foregoing governance provisions, each of the Parties shall appoint a single individual to serve as that Party’s alliance manager (“Alliance Manager”). The role of each Alliance Manager will be to participate and otherwise facilitate the relationship between the Parties as established by this Agreement. A Party may replace its Alliance Manager from time to time upon written notice to the other Party.

2.5. Updates and Reports; Product Recalls.

2.5.1. Development Updates. Upon the request of CytomX, ImmunoGen shall provide CytomX with brief written reports, which CytomX may request no more frequently than [***] until satisfaction of ImmunoGen’s obligations under Section 2.2.1 hereof, that shall summarize ImmunoGen’s efforts to Develop the Licensed Products in the Field in the Territory in sufficient detail to establish that ImmunoGen is using Commercially Reasonable Efforts to Develop the Licensed Product, identify the applications for Regulatory Approval that ImmunoGen or its Affiliates or Sublicensees have filed, sought or attempted to obtain in the prior [***] period, and any they reasonably expect to file, seek or attempt to obtain in the following [***] period. The Parties agree that the minutes of the JDC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

2.5.2. [Reserved]

2.5.3. Product Recalls. In the event any Regulatory Authority issues or requests a recall or takes similar action with respect to a Licensed Product that ImmunoGen reasonably believes is or may be attributable to or otherwise relates to the Licensed Intellectual Property, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email. Following such notification, ImmunoGen shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

corrective action shall be conducted, provided that ImmunoGen shall keep CytomX informed regarding any such recall, market withdrawal or corrective action as CytomX from time to time may reasonably request, but only to the extent ImmunoGen is legally permitted to do so. ImmunoGen shall bear all expenses of any such recall, market withdrawal or corrective action, including, without limitation, expenses of notification, destruction and return of the affected Licensed Product and any refund to customers of the amounts paid for such Licensed Product.

2.5.4. Confidential Information. All reports, updates, product complaints and other information provided by the Disclosing Party to the Receiving Party under this Agreement (including under this Section 2.5), shall be considered Confidential Information of the Disclosing Party, subject to the terms of Article 7 hereof.

2.6. Transfer and Use of Proprietary Materials.

2.6.1. Transfer and Use of CytomX Proprietary Materials. From time to time during the Term, CytomX may provide ImmunoGen with CytomX Proprietary Materials for use in the Development and Manufacture of Licensed Products under this Agreement. CytomX’s Proprietary Materials are provided by CytomX on an “as-is” basis without representation or warranty of any type, express or implied, including any representation or warranty of merchantability, non-infringement, title or fitness for a particular purpose, each of which is hereby disclaimed by CytomX. In connection with the foregoing, ImmunoGen agrees that (a) it shall not use CytomX’s Proprietary Materials provided under this Agreement for any purpose other than exercising its rights and performing its obligations hereunder; (b) it shall not use CytomX Proprietary Materials provided under this Agreement in any human subject; (c) it shall use CytomX Proprietary Materials in compliance with all Applicable Laws; (d) it does not acquire any right, title or interest in or to CytomX Proprietary Materials as a result of such provision by CytomX; and (e) upon expiration or termination of this Agreement for any reason, ImmunoGen shall, if and as instructed by CytomX, either destroy or return CytomX Proprietary Materials provided under this Agreement that are not the subject of a continuing license hereunder. ImmunoGen shall be entitled to transfer CytomX Proprietary Materials to any Affiliate, Sublicensee or Permitted Third Party Service Provider under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to use or transfer such CytomX Proprietary Materials except in compliance with the preceding sentence.

2.6.2. Transfer and Use of ImmunoGen Proprietary Materials. From time to time during the Term, ImmunoGen may provide CytomX with ImmunoGen

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Proprietary Materials. CytomX shall use the ImmunoGen Proprietary Materials solely in connection with conducting the specific activities for which such ImmunoGen Proprietary Materials are provided to CytomX, and for no other purpose. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement or in other written authorization by ImmunoGen, CytomX shall not make or attempt to make analogues, progeny or derivatives of, or modifications to, the ImmunoGen Proprietary Materials, using ImmunoGen’s Confidential Information, and CytomX shall not use the ImmunoGen Proprietary Materials for the benefit of any Third Party or of its own internal research programs. CytomX shall comply with all Applicable Laws regarding the handling and use of the ImmunoGen Proprietary Materials. CytomX agrees to retain possession over the ImmunoGen Proprietary Materials and not to provide the ImmunoGen Proprietary Materials to any Third Party without ImmunoGen’s prior written consent.

2.6.3. Unauthorized Use of Confidential Information and Proprietary Materials. In the event that (a) ImmunoGen or any of its Affiliates or Sublicensees use CytomX’s Confidential Information (including, without limitation, any Confidential Information within the Licensed Know-How) or CytomX Proprietary Materials for any purpose other than in connection with ImmunoGen’s exercise of its rights and performance of its obligations hereunder or the Research Collaboration Agreement (if then in effect) or (b) CytomX or any of its Affiliates uses ImmunoGen’s Confidential Information or ImmunoGen Proprietary Materials for any purpose other than the purposes authorized herein or in any other License Agreement or the Research Collaboration Agreement (if then in effect) (in each case, an “Unauthorized Use”), the results of such Unauthorized Use, and any discoveries or inventions that arise from such Unauthorized Use, whether patentable or not, shall belong solely and exclusively to the providing Party. If required in order to perfect or enforce the providing Party’s ownership of such results, discoveries or inventions, each Party, on behalf of itself and its Affiliates (and in the case of ImmunoGen, its Sublicensees), each hereby assigns and agrees to assign to the providing Party all of its and their right, title and interest in and to all such results, discoveries or inventions made through such Unauthorized Use. Each Party agrees to cooperate, and to cause its Affiliates (and in the case of ImmunoGen, its Sublicensees) to cooperate, with the providing Party, and to execute and deliver any and all documents that the providing Party reasonably deems necessary, to perfect and enforce its rights hereunder.

2.7. Services. If, during the Term, ImmunoGen requests that CytomX provide additional services with respect to (a) the creation of new Probodies Targeting the Licensed Target or (b) any other tasks in connection with the Development, Manufacture,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

use or Commercialization of Licensed Products with respect to which the Parties may mutually agree, then the Parties shall negotiate in good faith the terms of separate written agreements with respect to such activities.

3.	LICENSE GRANTS.

3.1. License Grants.

3.1.1. Commercial License. Subject to the terms and conditions of this Agreement, CytomX hereby grants to ImmunoGen and its Affiliates an exclusive (even as to CytomX), non-transferable (except as expressly permitted in this Agreement), royalty-bearing license, including the right to grant sublicenses as described in Section 3.1.2 hereof, under the Licensed Intellectual Property, to Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Licensed Products in the Field in the Territory. ImmunoGen and its Affiliates shall have the right to engage one or more Affiliates or Third Parties (the latter being referred to herein as “Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with its activities under this Agreement (including transferring Licensed Know-How and CytomX Proprietary Materials as may be necessary for such Permitted Third Party Service Providers to perform such designated functions); provided that (a) ImmunoGen shall [***] and (b) ImmunoGen shall [***].

3.1.2. Right to Sublicense. ImmunoGen and its Affiliates shall have the right to grant sublicenses under the rights granted to them under Section 3.1.1 hereof with respect to any Licensed Product to any Sublicensee, provided that (a) each such sublicense shall be consistent with the terms and conditions of this Agreement, (b) ImmunoGen shall [***], (c) ImmunoGen and its Affiliates shall cause [***], (d) ImmunoGen shall [***].

3.2. Retained Rights and Covenants.

3.2.1. Retained Rights. [***] PDC [***] Cytotoxic Compound [***]

3.2.2. Covenants. [***] PDC [***] Cytotoxic Compound [***] PDC [***] Cytotoxic Compound [***]

3.3. License to ImmunoGen Probody Platform Improvements. ImmunoGen, on behalf of itself and its Affiliates, hereby grants to CytomX a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free worldwide license under ImmunoGen’s interest in any ImmunoGen Probody Platform Improvements, including, without limitation, any Patent Rights claiming such ImmunoGen Probody Platform Improvements, to exploit such ImmunoGen Probody Platform Improvements (a) for any purpose in the Field other than developing, manufacturing, using or commercializing PDCs having a Payload that is a

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Cytotoxic Compound3 and (b) for any purpose outside of the Field. Nothing in this Agreement shall be construed as obligating ImmunoGen to [***] or any of its Affiliates or any Third Party [***].

3.4. Section 365(n) of Bankruptcy Code. All rights and licenses now or hereinafter granted by either Party to the other Party under or pursuant to any section of this Agreement, including the licensed granted in this Article 3, are rights to “intellectual property” (as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”)). The Parties hereto acknowledge and agree that the payments provided for under Article 4 hereof, other than royalty payments pursuant to Section 4.2 hereof, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property under this Agreement.

3.5. No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed, by estoppel, implication or otherwise, to have granted the other Party any license or other right with respect to any intellectual property of such Party.

4.	PAYMENTS.

4.1. Milestone Payments.

4.1.1. Development Milestones. Within [***] following the first occurrence of each event (each, a “Development Milestone”) described below for the first Licensed Product that achieves such milestone, ImmunoGen shall provide written notice to CytomX identifying the Development Milestone achieved, and ImmunoGen shall pay to CytomX the amount set forth below within [***] of receipt of CytomX’s notice with respect to such Development Milestone (each such amount, a “Development Milestone Payment”) to be payable only once regardless of how many Licensed Products achieve such Development Milestone.

Development Milestone	Payment
Dosing of first patient in a Phase 1 Clinical Study	[***	]
Dosing of first patient in a Phase 2 Clinical Study*	[***	]
Dosing of first patient in a Phase 3 Clinical Study	[***	]
Date of filing of BLA	[***	]
Date of receipt of Regulatory Approval in [***]	[***	]
Date of receipt of Regulatory Marketing Approval in [***]	[***	]
Date of receipt of Regulatory Marketing Approval in [***]	[***	]

[3]	[***] “Cytotoxic Compound” [***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If a clinical milestone is achieved and any previous clinical milestone has not yet been achieved for any reason, notwithstanding anything herein to the contrary such previous milestone(s) shall be deemed to have been achieved and the corresponding Development Milestone Payment set forth in the table above shall be payable simultaneously with the Development Milestone Payment for the achievement of the subsequent Milestone. All Development Milestone Payments shall be non-refundable and noncreditable.

4.1.2. Sales Milestones. ImmunoGen shall pay to CytomX the following one-time payments (each, a “Sales Milestone Payment”) when aggregate Annual Net Sales of a Licensed Product in the Territory in a Calendar Year first reach the respective threshold (a “Sales Threshold”) indicated below (each, a “Sales Milestone”):

Total Annual Net Sales	Sales Milestone Payment
Total Annual Net Sales at least equal $500,000,000	[***	]
Total Annual Net Sales at least equal $750,000,000	[***	]
Total Annual Net Sales at least equal $1,000,000,000	[***	]
Total Annual Net Sales at least equal $1,500,000,000	[***	]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Any Sales Milestone Payment with respect to any Calendar Year shall be payable within [***] of the end of such Calendar Year in the United States. Each Sales Milestone Payment is payable a maximum of one time only, regardless of the number of times a Licensed Product achieves a particular Sales Threshold or the number of Licensed Products that achieve a particular Sales Threshold. All Sales Milestone Payments shall be nonrefundable and noncreditable.

4.2. Royalties.

4.2.1. Royalty Payments. With respect to each Licensed Product and subject to the provisions of Section 4.2.2 hereof, ImmunoGen shall pay CytomX royalties in the amount of the applicable rates (“Marginal Royalty Rates”) set forth below of Annual Net Sales of such Licensed Product during the Royalty Term:

Annual Net Sales	Marginal Royalty Rate for Licensed Products (% of Annual Net Sales)
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%
Annual Net Sales of such Licensed Product during a given Calendar Year [***]	[***	]%

4.2.2. Marginal Royalty Rate Application. Each Marginal Royalty Rate set forth in the table above shall apply only to that portion of the Annual Net Sales of a given Licensed Product in the Territory during a given Calendar Year that falls within the indicated range.

4.2.3. Royalty Adjustments.

(a) Third Party Royalty Offset. Subject to Section 4.2.3(e) hereof, if, with respect to a Calendar Quarter, ImmunoGen or any of its Affiliates or Sublicensees [***] to one or more Third Parties in consideration of a [***], in the absence of which ImmunoGen could not practice the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensed Intellectual Property to [***] or [***] the [***] or [***] of the [***] portion of any Licensed Product [***] owned or exclusively licensed by such Third Party in any country (collectively, “Third Party Payments”), [***] then ImmunoGen shall have the right to reduce the royalties otherwise due to CytomX pursuant to Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof (but not the royalties otherwise due to CytomX pursuant to Section 4.2.3(b) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter by an amount equal to [***] of the amount of such Third Party Payments. [***] For the avoidance of doubt, the Parties agree and acknowledge that this Section 4.2.3(a) shall not apply with respect to royalties payable by a Party to any Third Party under any agreement in existence as of the Effective Date.

(b) Valid Claim Coverage.

(i) No Patent Coverage. Subject to Section 4.2.3(e) hereof, the royalty rates set forth in Sections 4.2.1, 4.2.3(c) and 4.2.3(d) hereof shall apply, on a country-by-country basis and Licensed Product-by-Licensed Product basis, to Net Sales of Licensed Products only where (A) such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country is Covered by a Valid Claim within the Licensed Patent Rights or (B) such Licensed Product (or any component or intermediate thereof) was manufactured in a country where the manufacture of such Licensed Product (or such component or intermediate), was, at the time of its manufacture, Covered by a Valid Claim within the Licensed Patent Rights, regardless of the country in which such Licensed Product is sold. Subject to the other terms of this Agreement (except for Section 4.2.3(a) hereof, which shall not apply), on a country-by-country and Licensed Product-by-Licensed Product basis where and as of and when the royalty rates under Sections 4.2.1, 4.2.3(c) and 4.2.3(d) hereof do not apply as a result of this Section 4.2.3(b)(i), the royalties payable with respect to Net Sales of such Licensed Product sold by ImmunoGen, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to CytomX pursuant to Section 4.2.1 or 4.2.3(d) hereof, as applicable, without giving effect to any royalty reduction provided in Section 4.2.3(c) hereof, using the methodology outlined in Exhibit B attached hereto. The Parties hereby acknowledge and agree that such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the unpatented Licensed Know-How, including, without limitation, CytomX’s Confidential Information and CytomX Proprietary Materials.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) Applicability of Royalty Rates. For purposes of clarity, (A) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is Covered by a Valid Claim in a country within the Territory such that royalties are paid by ImmunoGen pursuant to Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (and its manufacture, use, sale, offer for sale or importation) is no longer Covered by a Valid Claim in such country, ImmunoGen shall pay CytomX a royalty at the rate set forth in Section 4.2.1(b)(i) hereof for the portion of the Royalty Term during which no such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country; and (B) if a Licensed Product (or its manufacture, use, sale, offer for sale or importation) is not Covered by a Valid Claim in a country within the Territory such that royalties are paid by ImmunoGen pursuant to Section 4.2.1(b)(i) hereof and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the Licensed Product (or its manufacture, use, sale, offer for sale or importation) becomes Covered by a Valid Claim within the Licensed Patent Rights in such country, ImmunoGen shall pay CytomX a royalty at the rates set forth in Section 4.2.1, 4.2.3(c) or 4.2.3(d) hereof, as applicable, for that portion of the Royalty Term during which such Valid Claim Covers such Licensed Product (or its manufacture, use, sale, offer for sale or importation) in such country.

(iii) Definition of “Cover”. A Valid Claim within the Licensed Patent Rights “Covers” the Licensed Product (or its manufacture, use, sale, offer for sale or importation) in a country if, but for the license granted under Section 3.1.1 hereof, the manufacture, use, sale, offer for sale or importation of the Licensed Product by ImmunoGen or any of its Affiliates or Sublicensees in such country would infringe such Valid Claim; provided, however, that in determining whether a Valid Claim within such Licensed Patent Rights “Covers” (as defined above) the Licensed Product (or its manufacture, use, sale, offer for sale or importation), (A) any Valid Claim within the Licensed Patent Rights that is jointly owned by ImmunoGen (or any of its Affiliates) with CytomX (or any of its Affiliates) shall be deemed to be owned solely by CytomX or an

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Affiliate of CytomX and (B) any Valid Claim contained in [***] within the Licensed Patent Rights that has not been (1) canceled, withdrawn or abandoned or (2) [***] shall be deemed to have been issued.

(c) Loss of Market Exclusivity. Subject to Section 4.2.3(e) hereof, if, with respect to a Calendar Quarter, ImmunoGen or any of its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any country, then ImmunoGen shall have the right to reduce the royalties otherwise due to CytomX pursuant to Section 4.2.1 or 4.2.3(d) hereof (but not the royalties otherwise due to CytomX under Section 4.2.3(b) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter as described below, in each case using a methodology similar to that outlined in Exhibit B attached hereto. [***]

(d) Effect of Challenge. In further consideration of the grant by CytomX of the license hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights is issued, if CytomX, its Affiliates or Sublicensees initiates a Challenge or induces or assists a Third Party in initiating or prosecuting a Challenge (the Licensed Patent Rights subject to such Challenge being referred to herein as the “Challenged Patent Rights”), then during the period that such Challenge is pending, the royalty rates set forth in Section 4.2.1 hereof shall be increased by [***] of annual Net Sales (the “Challenge-Related Royalty Increase”) in the country(ies) in which the Challenged Patent Rights were pending or issued (each, a “Challenge Jurisdiction”) commencing on the date of such initiation or the date ImmunoGen, its Affiliates or Sublicensees first induces or provides assistance to such Third Party, as applicable, but only with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdiction(s). If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remains one or more Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation then (i) the royalty rates set forth in Section 4.2.1 hereof shall be increased by [***] of annual Net Sales (which shall be in addition to the Challenge-Related Royalty Increase) in the applicable Challenge Jurisdiction, commencing upon the final, unappealable conclusion of such Challenge and continuing for the remainder of the Royalty Term in the applicable Challenge Jurisdiction, and (ii) ImmunoGen shall reimburse CytomX for its costs and expenses (including, without limitation, reasonable attorneys’

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and experts’ fees and expenses of litigation) incurred in responding to the Challenge. ImmunoGen shall be required to pay such reimbursement within [***] of receiving an invoice therefor from CytomX, which shall set forth in reasonable detail the basis for the charges for which CytomX is seeking reimbursement. If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remain no Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of Licensed Products by ImmunoGen or any of its Affiliates or Sublicensees in such Challenge Jurisdiction in the absence of the license granted under Section 3.1.1 hereof, then CytomX shall reimburse ImmunoGen for all amounts with respect to the Challenge-Related Royalty Increase actually paid by ImmunoGen to CytomX with respect to the Challenge Jurisdiction (the “Clawback Amount”) as follows: [***].

(e) Minimum Royalty Rate. Anything contained in this Agreement to the contrary notwithstanding, none of the reductions to royalties provided in Sections 4.2.3(a), 4.2.3(b) and 4.2.3(c) hereof, shall, individually or in the aggregate, reduce the royalties payable with respect to Net Sales of any Licensed Product sold by ImmunoGen, its Affiliates and its Sublicensees in any country during the Royalty Term by [***] of the royalties otherwise owed to CytomX pursuant to Section 4.2.1 or 4.2.3(d), as applicable, without giving effect to any royalty reduction provided in Section 4.2.3(a), 4.2.3(b) or 4.2.3(c) hereof.

4.3. Reports and Payments.

4.3.1. Cumulative Royalties. The obligation to pay royalties under Section 4.2 shall be imposed only once with respect to a single unit of a Licensed Product regardless of how many Valid Claims in Patent Rights included within the Licensed Intellectual Property would, but for this Agreement, be infringed by the use or sale of such Licensed Product in the country in which such Licensed Product is used or sold.

4.3.2. Royalty Statements and Payments. Within [***] after the end of each Calendar Quarter, ImmunoGen shall deliver to CytomX a report setting forth for such Calendar Quarter the following information, on a Licensed Product-by-Licensed Product basis: (a) the gross sales (if available) and the Net Sales of each Licensed Product (specifying in reasonable detail the deductions to gross sales used to calculate Net Sales, (b) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (c) the applicable exchange rate to convert each country’s currency to U.S. Dollars under Section 4.3.4 hereof and (d) the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

royalties due hereunder for the sale of each Licensed Product. No such reports shall be due for any Licensed Product before the First Commercial Sale of such Licensed Product in the Territory. The total royalty due for the sale of Licensed Products during such Calendar Quarter shall be remitted at the time such report is delivered.

4.3.3. No Set-Off; Taxes and Withholding. All payments made by ImmunoGen to CytomX hereunder shall be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except withholding taxes, if any. In the event any of the payments made pursuant to this Agreement become subject to withholding taxes under the Applicable Law of any jurisdiction, ImmunoGen shall deduct and withhold the amount of such taxes for the account of CytomX, to the extent required by Applicable Law, such amounts payable to CytomX shall be reduced by the amount of taxes deducted and withheld, and ImmunoGen shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to CytomX an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable CytomX to claim such payment of taxes. Any such withholding taxes required under Applicable Law to be paid or withheld shall be an expense of, and borne solely by, CytomX. ImmunoGen will provide CytomX with reasonable assistance to enable CytomX to recover such taxes as permitted by Applicable Law.

4.3.4. Currency. All amounts payable and calculations hereunder shall be in United States dollars, and all payments due under this Agreement shall be made by wire transfer in immediately available funds to an account designated by the Party owed such payment. As applicable, Net Sales and any royalty deductions shall be converted into United States dollars in accordance with the ImmunoGen Standard Exchange Rate Methodology.

4.3.5. Overdue Payments. Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***], or (b) the maximum interest rate permitted by applicable law in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made. Such payments when made shall be

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accompanied by all interest so accrued. Such interest and the payment and acceptance thereof shall not negate or waive the right of CytomX to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

4.4. Maintenance of Records; Audits.

4.4.1. Record Keeping. ImmunoGen shall keep, and cause its Affiliates and Sublicensees to keep, accurate books of account and records in connection with the sale of Licensed Products, in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. ImmunoGen shall maintain, and cause its Affiliates and Sublicensees to maintain, such records for a period of at least [***] after the end of the Calendar Year in which they were generated.

4.4.2. Audits. Upon [***] prior written notice from CytomX, ImmunoGen shall permit an independent certified public accounting firm of internationally recognized standing selected by CytomX and reasonably acceptable to ImmunoGen to examine, at CytomX’s sole expense, the relevant books and records of ImmunoGen, its Affiliates and Sublicensees during the period covered by such examination, as may be reasonably necessary to verify the accuracy of the reports submitted by ImmunoGen in accordance with Section 4.3 hereof and the payment of royalties hereunder. An examination by CytomX under this Section 4.4.2 shall occur not more than once in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request. The accounting firm shall be provided access to such books and records at the facilities where such books and records are kept and such examination shall be conducted during normal business hours. ImmunoGen may require the accounting firm to sign a reasonable and customary non-disclosure agreement before providing the accounting firm access to ImmunoGen’s facilities or records. Upon completion of the audit, the accounting firm shall provide both CytomX and ImmunoGen a written report disclosing whether the reports submitted by ImmunoGen are correct or incorrect, whether the royalties paid are correct or incorrect and, in each case, the specific details concerning any discrepancies. ImmunoGen and CytomX shall each have the right to request a further determination by such accounting firm as to matters which such Party disputes within [***] following receipt of such report. The Party initiating a dispute will provide the other Party and the accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the written report and the accounting firm shall undertake to complete such further determination within [***] after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both

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Parties. The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion. The results of any such audit, reflecting the accounting firm’s determination of any disputed matters, shall be binding on both Parties.

4.4.3. Underpayments/Overpayments. If such accounting firm concludes that additional royalties were due to CytomX, ImmunoGen shall pay the additional royalties (plus interest thereon at the rate provided in Section 4.3.5 hereof) within [***] of the date ImmunoGen receives such accountant’s written report so concluding. If such underpayment exceeds [***] of the royalties that were to be paid [***], ImmunoGen also shall reimburse CytomX for all reasonable charges of such accountants for conducting the audit. If such accounting firm concludes that ImmunoGen overpaid royalties, CytomX shall repay such amount in full within [***] of the receipt of such accountant’s report, or, at ImmunoGen’s option, it shall be entitled to offset all such overpayments against any outstanding or future amounts payable to CytomX hereunder until ImmunoGen has received full credit for such overpayments.

4.4.4. Confidentiality. All financial information that is subject to review under this Section 4.4 shall be deemed to be the Confidential Information of the audited Party subject to the provisions of Article 6 hereof.

5.	INTELLECTUAL PROPERTY.

5.1. Inventions.

5.1.1. Ownership. All determinations of inventorship under this Agreement shall be made in accordance with the laws of the United States. Determinations of ownership of intellectual property hereunder will be made in accordance with inventorship.

(a) CytomX Solely Owned Technology. As between the Parties, CytomX shall be the sole owner of all Licensed Intellectual Property (other than Joint Program Technology and Joint Probody Platform Improvements included therein and any Joint Patent Rights).

(b) ImmunoGen Solely Owned Technology. As between the Parties, ImmunoGen shall be the sole owner of all ImmunoGen Program Technology and ImmunoGen Probody Platform Improvements and any Patent Rights claiming such ImmunoGen Program Technology and ImmunoGen Probody Platform Improvements.

(c) Jointly Owned Technology. All Joint Program Technology and Joint Probody Platform Improvements (including, without limitation, all Joint Patent Rights) shall be jointly owned by the Parties, with each Party holding an undivided one-half interest therein. Subject to the Parties’ other rights and obligations under this Agreement and any then-outstanding License Agreement, each Party shall be [***].

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5.1.2. Disclosure. ImmunoGen shall, no less than [***] before filing any initial Patent Right disclosing ImmunoGen Probody Platform Improvements or any Joint Program Technology or Joint Probody Platform Improvements or any other Patent Right that contains CytomX’s Confidential Information, provide a copy of such disclosure to CytomX. CytomX shall, no less than [***] before filing any initial Patent Right disclosing Joint Program Technology or Joint Probody Platform Improvements or any other Patent Right that contains ImmunoGen’s Confidential Information, provide a copy of such disclosure to ImmunoGen. In each case, such disclosures to the other Party shall include all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such invention and the proposed inventorship of any new Patent Rights intended to be filed. The other Party shall promptly raise any issue regarding inventorship of any such Patent Rights, and the Parties agree to determine the correct inventorship of any Patent Rights in accordance with Section 10.10.1 hereof.

5.2. Filing, Prosecution and Maintenance of Patent Rights.

5.2.1. Cooperation. Without limiting any other rights and obligations of the Parties under this Agreement, the Parties shall cooperate with respect to the timing, scope and filing of patent applications and patent claims relating to any Joint Program Technology to preserve and enhance the patent protection for Licensed Products, including the manufacture and use thereof and to allow the Party owning the technology underlying an Improvement to have reasonable input to preserve and enhance its patent portfolio and patenting strategy.

5.2.2. CytomX Patent Rights. CytomX, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, all Licensed Patent Rights (other than Licensed Patent Rights claiming Joint Program Technology or Joint Probody Platform Improvements). With respect to any Licensed Patent Rights disclosing or claiming Program Technology (other than Probody Platform Improvements included in the Program Technology), CytomX shall keep ImmunoGen reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights and shall consider in good faith any recommendations made by ImmunoGen in regard to

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the filing, prosecution or maintenance of any such Patent Right. CytomX shall consult with ImmunoGen in the filing, prosecution and maintenance of any CytomX Patent Right related to Improvements to ImmunoGen Technology and shall not unreasonably refuse to incorporate any recommendations made by ImmunoGen in regard to such filing, prosecution or maintenance. To the extent CytomX decides not to file, prosecute or maintain any Licensed Patent Right that CytomX reasonably believes covers or may cover the Development, Manufacture, Commercialization or use of any Licensed Product (other than any such Patent Right owned or co-owned by a Third Party licensor or the filing of a new initial patent application) and except in the case in which the decision not to file, prosecute or maintain such Patent Right is made by CytomX in the ordinary course of filing continuation applications or as part of an overall strategy to optimize the scope or other aspects of the Licensed Intellectual Property, CytomX shall provide ImmunoGen with [***] prior written notice to such effect (i.e., at least [***] prior to the date on which any such filing is intended or due or on which any other such action is due), in which event ImmunoGen may elect to file or continue prosecution or maintenance of such Patent Right, at ImmunoGen’s expense, and CytomX, upon ImmunoGen’s written request received within such [***] period, shall execute such documents and perform such acts, at ImmunoGen’s expense, as may be reasonably necessary to permit ImmunoGen to file, prosecute and maintain such Patent Right; provided that ImmunoGen (a) shall keep CytomX reasonably informed of the status of the filing, prosecution and maintenance of such Patent Rights, (b) shall consider in good faith any recommendations made by CytomX in regard to such filing, prosecution and maintenance of such Patent Right, and (c) shall not unreasonably refuse to incorporate any recommendations made by CytomX in regard to such filing, prosecution or maintenance. Any such Patent Right that is prosecuted or maintained by ImmunoGen pursuant to this Section 5.2.2 (a) will continue to be owned by CytomX, and (b) subject to the Parties’ other rights and obligations under this Agreement, may be licensed by CytomX to one or more Third Parties. For avoidance of doubt, “prosecution” as used in this Section 5.2 includes oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights.

5.2.3. ImmunoGen Patent Rights. ImmunoGen, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, any Patent Rights comprised in the ImmunoGen Probody Platform Improvements. ImmunoGen shall consult with CytomX in the filing, prosecution and maintenance of any Patent Right related to ImmunoGen Probody Platform Improvements (including, without limitation, keeping CytomX reasonably informed of the status thereof), shall consider in good faith any recommendations made by CytomX in regard to such filing, prosecution or

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maintenance, and shall not unreasonably refuse to incorporate any recommendations made by CytomX in regard to such filing, prosecution or maintenance. Nothing contained in this Agreement shall be construed as obligating ImmunoGen to file any patent application in any country or other jurisdiction relating to ImmunoGen Probody Platform Improvements.

5.2.4. Joint Patent Rights. If not already established under the Research Collaboration Agreement, prior to either Party filing any Patent Right disclosing Joint Program Technology or Joint Probody Platform Improvements, the Parties shall establish a patent committee (the “Patent Committee”) comprised of at least one (1) representative of each Party for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Joint Patent Rights. As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed. The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in Sections 5.2.2 and 5.2.3 hereof and in this Section. In the event the Parties conceive or generate any Joint Program Technology or Joint Probody Platform Improvements, the Parties shall promptly meet to discuss and determine, based on mutual consent, whether to seek patent protection thereon, which Party will control filing, prosecution and maintenance of such patents and how to pay for the filing, prosecution and maintenance of such patents. It is presumed that ImmunoGen will control filing, prosecution and maintenance of Joint Patent Rights claiming Joint Program Technology or Joint Conjugation Probody Platform Improvements, and that CytomX will control filing, prosecution and maintenance of Joint Patent Rights claiming Joint Unconjugated Probody Platform Improvements. Neither Party will file any Joint Patent Right without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. The Party controlling filing and prosecution of any such Joint Patent Right (a) shall keep the other Party informed regarding each Patent Right, (b) shall consider in good faith any recommendations made by the other Party in regard to the filing, prosecution or maintenance of any such Patent Right and (c) shall not unreasonably refuse to incorporate any recommendations made by the other Party in regard to such filing, prosecution or maintenance.

5.2.5. Improper Patent Filings. Each Party agrees that, without the prior written consent of the other Party, neither it nor any of its Affiliates will [***].

5.2.6. Liability. Except for breaches of Section 5.2.5 hereof, to the extent that a Party is obtaining, prosecuting or maintaining a Patent Right included in the Licensed Intellectual Property or Joint Patent Rights or otherwise exercising its rights under this Section 5.2, such Party, and its Affiliates, employees, agents or

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representatives, shall not be liable to the other Party in respect of any act or omission on the part of any such Party, or its Affiliates, employees, agents or representatives, in connection with such activities undertaken in good faith.

5.2.7. Extensions. The decision to file for a patent term extension and particulars thereof (including which patent(s) to extend) will be made with the goal of obtaining the optimal patent term and scope of protection for Licensed Products. If a Party wishes to file for a patent term extension based on Patent Rights owned by the other Party, it will so notify the other Party, and the Parties will meet to discuss and determine whether and how to proceed with such patent term extension.

5.3. Joint Research Agreement. This Agreement shall be understood to be a joint research agreement under 35 U.S.C. § 103(c)(3) entered into for the purpose of Developing Licensed Products.

5.4. Enforcement of Patent Rights.

5.4.1. Notice. If either CytomX or ImmunoGen becomes aware of any infringement anywhere in the world of any issued Patent Right within the Licensed Intellectual Property or Joint Patent Rights by any Third Party (an “Infringement”), such Party shall promptly notify the other Party in writing to that effect.

5.4.2. Infringement of Certain Patent Rights.

(a) In the event of any Infringement of a Patent Right included in the Licensed Intellectual Property (including, without limitation, Joint Patent Rights included in the Joint Unconjugated Probody Platform Improvements but excluding Joint Patent Rights included in the Joint Program Technology (other than Joint Unconjugated Probody Platform Improvements)), CytomX shall have the first right to take action to obtain a discontinuance of Infringement or bring suit against a Third Party infringer of such Patent Right within [***] from the date of notice.

(b) CytomX shall bear all the expenses of any suit brought by it claiming infringement of any such Patent Right. ImmunoGen shall reasonably cooperate with CytomX in any such suit and shall have the right to consult with CytomX and to participate in and be represented by independent counsel in such litigation at its own expense. CytomX shall incur no liability to ImmunoGen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such Patent Right invalid or unenforceable, and CytomX shall not,

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without ImmunoGen’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), enter into any settlement or consent decree that admits the invalidity or unenforceability or limits the scope of any such Patent Right.

(c) If CytomX has not obtained a discontinuance of such Infringement by, or filed suit against, any such Third Party infringer within the [***] period set forth in subsection (a) above, then ImmunoGen shall have the right, but not the obligation, to bring suit against such Third Party infringer, at ImmunoGen’s sole expense, under any Licensed Intellectual Property. CytomX shall reasonably cooperate with ImmunoGen in any such litigation, including being joined as a party, at ImmunoGen’s expense, provided that CytomX may, at its sole discretion, elect to be represented by independent counsel in such litigation at its own expense. ImmunoGen shall incur no liability to CytomX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such CytomX Patent Right invalid or unenforceable; and ImmunoGen shall not, without CytomX’s prior written consent (which CytomX may withhold in its sole discretion), enter into any settlement or consent decree that requires any payment by or admits or imparts any other liability to CytomX or admits the invalidity or unenforceability or limits the scope of any such Patent Right.

(d) In the event of any Infringement of a Joint Patent Right included in the Joint Program Technology (other than Joint Unconjugated Probody Platform Improvements), ImmunoGen shall have the first right to take action to obtain a discontinuance of Infringement or bring suit against a Third Party infringer of such Patent Right within [***] from the date of notice.

(e) ImmunoGen shall bear all the expenses of any suit brought by it claiming infringement of any such Patent Right. CytomX shall reasonably cooperate with ImmunoGen in any such suit and shall have the right to consult with ImmunoGen and to participate in and be represented by independent counsel in such litigation at its own expense. ImmunoGen shall incur no liability to CytomX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such Patent Right invalid or unenforceable, and ImmunoGen shall not, without CytomX’s prior written consent, enter into any settlement or consent decree that admits the invalidity or unenforceability or limits the scope of any such Patent Right.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) If ImmunoGen has not obtained a discontinuance of such Infringement by, or filed suit against, any such Third Party infringer within the [***] period set forth in subsection (d) above, then CytomX shall have the right, but not the obligation, to bring suit against such Third Party infringer, at CytomX’s sole expense, under any ImmunoGen Probody Platform Improvements. ImmunoGen shall reasonably cooperate with CytomX in any such litigation, including being joined as a party, at CytomX’s expense, provided that ImmunoGen may, at its sole discretion, elect to be represented by independent counsel in such litigation at its own expense. CytomX shall incur no liability to ImmunoGen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such ImmunoGen Patent Right invalid or unenforceable; and CytomX shall not, without ImmunoGen’s prior written consent (which ImmunoGen may withhold in its sole discretion), enter into any settlement or consent decree that requires any payment by or admits or imparts any other liability to ImmunoGen or admits the invalidity or unenforceability or limits the scope of any such Patent Right

(g) The enforcing Party shall keep the other Party reasonably informed of all material developments in connection with any such suit. Any recoveries obtained by either Party as a result of any proceeding against such a Third Party infringer (“Monies”) shall be allocated as follows:

(i) the Monies will be distributed first to the controlling Party for its out-of-pocket litigation costs and expenses incurred in connection with such litigation; then

(ii) the Monies will then be distributed to the other Party for its out-of-pocket litigation costs and expenses incurred in connection with such litigation; then

(iii) [***]; or

(iv) [***]; or

(v) [***]; then

(vi) [***]; or

(vii) [***].

(h) Other Infringement. For any infringement of Patent Rights owned by ImmunoGen or licensed by ImmunoGen from Third Parties, ImmunoGen retains the sole right (as between the Parties), but not the obligation, to enforce such Patent Rights.

(i) Infringement of Joint Patent Rights. With respect to any notice of a Third Party infringer of any Joint Patent Right other than a Patent Right included in the Joint Program Technology or Joint Probody Platform Improvements, the Parties shall meet as soon as reasonably practicable to discuss such infringement and determine an appropriate course of action and the Parties’ respective rights and responsibilities with respect to any enforcement thereof.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5. Response to Biosimilar Applicants.

5.5.1. Notice. In the event that ImmunoGen (a) receives a copy of a Biosimilar Application, whether or not such copy is provided under any Applicable Laws (including the BPCIA, the United States Patient Protection and Affordable Care Act, implementing FDA regulations and guidance or similar foreign laws or regulations) applicable to the approval or manufacture of any biosimilar or interchangeable biological product (a “Proposed Biosimilar Product”) for which a Licensed Product is a “reference product,” as such term is used in the BPCIA, or (b) otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then ImmunoGen shall promptly provide CytomX with written notice.

5.5.2. Access to Confidential Information. Upon written request from CytomX and to the extent permitted by Applicable Laws, ImmunoGen shall provide CytomX with confidential access to those portions of the Biosimilar Application and such other information provided to ImmunoGen by the Third Party that submitted the Biosimilar Application (the “Applicant”) that describe the Linker and Payload of the Proposed Biosimilar Product or the method(s) of conjugating the cell-binding moiety of the Proposed Biosimilar Product to its Payload; provided, however, that prior to receiving the Biosimilar Application and such confidential information, CytomX shall provide notice to ImmunoGen and the Applicant confirming its agreement to be subject to the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA. For purposes of clarity, the Parties acknowledge and agree that CytomX has retained a right to assert any patent within the Licensed Patent Rights and participate in litigation concerning any such patent.

5.5.3. Proposed Patent List.

(a) Preparation of Proposed Patent List. Not later than [***] days from the date of receipt by ImmunoGen of a copy of a Biosimilar Application

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and related manufacturing information, ImmunoGen, with cooperation from CytomX, shall prepare and provide CytomX with a list (the “Proposed Patent List”) of (i) those patents within the Licensed Patent Rights that ImmunoGen reasonably believes would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product and (ii) those patents within the Licensed Patent Rights, if any, that ImmunoGen would be willing to sublicense to such Applicant in accordance with the terms of this Agreement. As soon as practicable following the date of receipt by CytomX of the Proposed Patent List, CytomX and ImmunoGen shall discuss in good faith the patents within the Licensed Patent Rights to be included on the Proposed Patent List and ImmunoGen shall consider in good faith CytomX’s proposals for changes to the Proposed Patent List with respect to the patents within the Licensed Patent Rights. Not later than the end of the period specified by Applicable Laws, ImmunoGen shall provide the Applicant with a copy of the Proposed Patent List; provided, however, that ImmunoGen shall incorporate certain CytomX requests in accordance with Section 5.5.3(d) hereof. Notwithstanding the enforcement rights with respect to the Licensed Patent Rights set forth in Section 5.2.2 hereof, ImmunoGen shall have the right to include any of the patents within the Licensed Patent Rights on the Proposed Patent List to the extent that ImmunoGen reasonably believes that a claim of patent infringement for such patent could be asserted by either CytomX or ImmunoGen; provided, however, that the right to control any suit or proceeding in which such a claim is asserted shall be as set forth in Section 5.5.4 hereof.

(b) Disclosure of Applicant’s Response. Provided that CytomX has agreed to comply with the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA and to the extent permitted by Applicable Laws, ImmunoGen shall provide to CytomX the portion of the Applicant Response (as defined below) pertaining to the Licensed Patent Rights no later than [***] days from the date of receipt by ImmunoGen of a response from the Applicant with regard to any patent within the Licensed Patent Rights included on the Proposed Patent List, including any response required by the BPCIA (the “Applicant Response”).

(c) Preparation of ImmunoGen Response. Not later than [***] days from the date of receipt by ImmunoGen of the Applicant Response, ImmunoGen, with cooperation and assistance from CytomX, shall prepare and provide CytomX with a proposed response with respect to the Licensed Patent Rights (the “ImmunoGen Response”) that (i) describes on a claim-by-claim basis, how each patent within the Licensed Patent

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Rights on the Proposed Patent List would be infringed by the commercial marketing of the Proposed Biosimilar Product, and (ii) responds to Applicant’s claims, if any, that the patents within the Licensed Patent Rights on the Proposed Patent List are invalid or unenforceable. The ImmunoGen Response shall include only the foregoing and shall not be construed to include any proposed response to the Applicant relating to any patents other than the Licensed Patent Rights; further, any actual response to the Applicant under the BPCIA and all decisions relating to subsequent procedures under the BPCIA with regard to any patent other than those included within the Licensed Patent Rights shall be within the sole discretion of ImmunoGen. As soon as practicable following the date of receipt by CytomX of the proposed ImmunoGen Response, the Parties shall discuss in good faith the statements in the proposed ImmunoGen Response and ImmunoGen shall consider in good faith CytomX’s proposals for changes to the ImmunoGen Response. Not later than the end of the period specified by Applicable Laws, ImmunoGen shall provide the Applicant with a copy of the ImmunoGen Response; provided, however, that ImmunoGen shall incorporate certain CytomX requests in accordance with Section 5.5.3(d) hereof.

(d) Inclusion of Licensed Patent Rights or Responsive Information. Provided that ImmunoGen is legally able under Applicable Law to provide CytomX with a copy of the Biosimilar Application (and related manufacturing agreement) and CytomX has provided notice to ImmunoGen and Applicant confirming its agreement to be subject to the confidentiality provisions of Section 351(l)(1)(B)(iii) of the PHSA, if CytomX requests in writing to either (i) include a patent in the Proposed Patent List that was not included in ImmunoGen’s initial Proposed Patent List provided to CytomX by ImmunoGen pursuant to Section 5.5.3(a) hereof or (ii) include responsive information with respect to any patent within the Licensed Patent Rights in the ImmunoGen Response that was not included in ImmunoGen’s initial ImmunoGen Response provided to CytomX pursuant to Section5.5.3(c) hereof, then, absent manifest error, ImmunoGen shall include such patent in the Proposed Patent List and such responsive information in the ImmunoGen Response provided to Applicant, as applicable; provided, however, that CytomX shall indemnify ImmunoGen in accordance with Section 9.2 hereof to the extent any submissions requested by CytomX are determined to have been made negligently or in bad faith.

(e) Negotiation; CytomX Rights. As soon as possible following the date on which ImmunoGen provides the ImmunoGen Response to the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Applicant, ImmunoGen shall commence good faith negotiations with Applicant for a period of not more than [***] days (the “Negotiation Period”) in an effort to reach agreement on the patents on the Proposed Patent List (the “Infringed Patent List”) that will be the subject to an Immediate Patent Infringement Action; provided, however, that if the Proposed Patent List includes both patents within the Licensed Patent Rights and patents that are not within the Licensed Patent Rights, then ImmunoGen shall not agree to the inclusion in the Infringed Patent List of any patents within the Licensed Patent Rights without the prior written consent of CytomX, which consent shall not be unreasonably withheld, conditioned or delayed. If ImmunoGen and Applicant fail to reach agreement under Section 351(l)(4)(A) of the PHSA on the Infringed Patent List, ImmunoGen shall have the sole right to determine under Section 351(l)(5)(B) of the PHSA which patents of those on the Proposed Patent List should be the subject of an Immediate Patent Infringement Action; provided, however, that if the Proposed Patent List [***], then ImmunoGen shall [***]. Within [***] days following the exchange of such lists by ImmunoGen and the Applicant, ImmunoGen shall, to the extent legally permissible, provide CytomX with a copy of the portion of the combined Infringed Patent List containing patents within the Licensed Patent Rights that will be the subject of an Immediate Patent Infringement Action.

(f) Supplements to Proposed Patent List. CytomX shall provide ImmunoGen with a copy of any U.S. patent within the Licensed Patent Rights that is issued after ImmunoGen has provided the Proposed Patent List to the Applicant within [***] day after such issuance. As soon as practicable following the date of receipt by ImmunoGen of any such patent, CytomX and ImmunoGen shall discuss in good faith whether such patent would be infringed by the manufacture and/or sale of the Proposed Biosimilar Product. ImmunoGen shall provide the Applicant with a supplement to the Proposed Patent List to include such patent not later than [***] days after the issuance of such patent if ImmunoGen reasonably believes that a claim of patent infringement for such patent could be asserted by either CytomX or ImmunoGen or if CytomX, absent manifest error, requests that ImmunoGen supplement the Proposed Patent List to include such patent provided, however, that CytomX shall indemnify ImmunoGen in accordance with Section 9.2 hereof to the extent any supplement submissions requested by CytomX are determined to have been made negligently or in bad faith.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5.4. Claims, Suits and Proceedings.

(a) Immediate Patent Infringement Action. With respect to any patents within the Licensed Patent Rights or any Patent Rights claiming ImmunoGen Probody Platform Improvements, Joint Program Technology or Joint Probody Platform Improvements that are to be the subject of an Immediate Patent Infringement Action, the Parties’ respective rights and obligations with respect to the litigation of such patents (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such Immediate Patent Infringement Action, and obligations to pay legal costs and expenses with respect to such Immediate Patent Infringement Action) shall be as set forth in Section 5.4.2 hereof, except that the Party having the first right to file a claim for Infringement against the Applicant with respect to any such patent subject to an Immediate Patent Infringement Action shall file such claim within [***] days after agreement is reached as to the Infringed Patent List under Section 351(l)(4) or the exchange of the lists under Section 351(l)(5)(B) of the PHSA, as applicable.

(b) Pre-Marketing Litigation. Either Party shall, within [***] days of receiving any notice of commercial marketing provided by the Applicant pursuant to Section 351(l)(8)(A) of the PHSA (the “Premarket Notice”), notify the other Party. Thereafter, the Parties’ respective rights and obligations with respect to any litigation pursuant to Section 351(l)(8)(B) of the PHSA (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof.

(c) Cooperation; Standing. If a Party with the right to initiate legal proceedings under this Section 5.5.4 lacks standing to do so (or lacks the right under the BPCIA to do so) and the other Party has standing (or the sole right under the BPCIA) to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

5.5.5. Invalidity or Unenforceability Defenses or Actions. In the event that the Applicant asserts, as a defense or as a counterclaim in any infringement action under Section 5.5.4 hereof, that any of the Licensed Patent Rights or any Patent Rights claiming ImmunoGen Probody Platform Improvements, Joint Program Technology or Joint Probody Platform Improvements is invalid or unenforceable, then the Parties’ respective rights and obligations with respect to the response to such defense or the defense against such counterclaim, as applicable, (including rights to initiate, step in, participate in, settle and share amounts recovered

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof; provided that for these purposes any such defense or counterclaim shall be deemed to be an Infringement. In all other cases, including any declaratory judgment action or similar action or claim filed by an Applicant asserting that any of the Licensed Patent Rights or any Patent Rights claiming ImmunoGen Probody Platform Improvements, Joint Program Technology or Joint Probody Platform Improvements is invalid or unenforceable (as in a declaratory judgment action brought by the Applicant following the Premarket Notice), then the Parties’ respective rights and obligations with respect to such action (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Section 5.4.2 hereof; provided that for these purposes any such case shall be deemed to be an Infringement.

5.5.6. Changes in Applicable Law. The Parties have agreed to the provisions of this Section 5.5 on the basis of the BPCIA and other applicable laws and regulations in effect as of the Effective Date. If there are any material changes to the BPCIA or other Applicable Laws that would affect these provisions, the Parties will discuss amendments to this Section 5.5 in good faith.

5.6. Interference, Opposition, Revocation and Declaratory Judgment Actions. If the Parties mutually determine that, based upon the review of a Third Party’s patent or patent application or other intellectual property rights, it may be desirable in connection with any Licensed Product to provoke or institute an interference, opposition, revocation, post-grant review or other patent office proceedings or declaratory judgment action with respect thereto, then the Parties shall consult with one another and shall reasonably cooperate in connection with such an action. Each Party shall retain all rights to control any actions initiated prior to the Effective Date.

5.7. Infringement of Third Party Patent Rights. If the Development, Manufacture, use or Commercialization of any Licensed Product is alleged by a Third Party to infringe a Third Party’s patent or other intellectual property rights, the Party becoming aware of such allegation shall promptly notify the other Party. ImmunoGen shall have the right to take such action as it deems appropriate in response to such allegation, and shall be solely responsible for all damages, costs and expenses in connection therewith, subject to Article 9 hereof.

6.	CONFIDENTIALITY

6.1. Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for [***] thereafter, each Party, in its capacity as

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Receiving Party shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose, in each case, except for the performance of its obligations or exercise of its rights under this Agreement, provided, however, that the foregoing obligations shall not apply, or shall cease to apply, to the extent that such Confidential Information (i) was already known by the Receiving Party or its Affiliates (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by the Disclosing Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party or its Affiliates or any of their respective Representatives in breach of its obligations under this Agreement; (iv) was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party ; or (v) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information of the Disclosing Party.

6.2. Authorized Disclosure.

6.2.1. Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 6.1 hereof, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Article 6.

6.2.2. Disclosure to Third Parties.

(a) Notwithstanding the foregoing provisions of Section 6.1 hereof, the Parties may disclose Confidential Information belonging to the other Party:

(i) to Governmental Authorities to the extent reasonably necessary to obtain or maintain INDs or Regulatory Approvals for any Licensed Product and in order to respond to inquiries, requests, investigations, orders or subpoenas of Governmental Authorities relating to this Agreement;

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) to outside consultants, contractors, advisory boards, managed care organizations, and non-clinical and clinical investigators, in each case to the extent reasonably necessary to Develop, Manufacture, use or Commercialize any Licensed Product under reasonable obligations of confidentiality;

(iii) subject to Section 5.2 hereof, to the extent reasonably necessary, in connection with filing or prosecuting Patent Rights as permitted by this Agreement;

(iv) to the extent reasonably necessary, in connection with prosecuting or defending litigation as permitted by this Agreement;

(v) regarding the existence of this Agreement, this Agreement itself or the material and financial terms of this Agreement, (A) to its accountants, lawyers, and other advisers, and (B) to actual or potential investors, lenders, licensors, licensees, acquirers, investment bankers, or agents of the foregoing in connection with a financing, licensing transaction, merger, or acquisition, in each case (A)-(B) under confidentiality obligations no less restrictive than those set forth in this Agreement, provided that CytomX shall not disclose the identity of the Licensed Target under clause (B) without the prior written consent of ImmunoGen;

(vi) subject to Section 6.3.2 hereof, in connection with or included in scientific presentations and publications relating to Licensed Products, including abstracts, posters, journal articles and the like, and posting results of and other information about clinical trials to clinicaltrials.gov or PhRMA websites; and

(vii) to the extent necessary in order to enforce its rights under this Agreement.

(b) In the event a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to Section 6.2.2(a)(i) hereof, the Disclosing Party shall to the extent possible give reasonable advance written notice of such disclosure to the other Party and take all reasonable measures to ensure confidential treatment of such information.

(c) Data generated by ImmunoGen using Licensed Products shall not be considered Confidential Information of CytomX, and, therefore, not subject to this Article 6.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.2.3. SEC Filings and Other Disclosures. Notwithstanding any provision of this Agreement to the contrary, either Party may disclose the existence or terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with Applicable Law. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.2.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.2.3, such Party shall, at its own expense, use Commercially Reasonable Efforts to seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

6.3. Public Announcements; Publications.

6.3.1. Announcements. Except as may be expressly permitted under Section 6.2.3, neither Party will make any public announcement regarding the existence or terms of this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent either Party from making any public disclosure relating to this Agreement if the contents of such public disclosure have previously been made public other than through a breach of this Agreement by the issuing Party or its Affiliates. The Parties shall mutually agree to one or more press releases regarding the signing of this Agreement following the Effective Date. The Parties agree that each Party may issue future announcements concerning ImmunoGen’s achievement of any significant milestones, including the selection of a clinical candidate, under this Agreement, provided that the content of any such announcement has been mutually agreed upon by the Parties.

6.3.2. Publications. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party (in such capacity the “Publishing Party”) agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, any results of the Development, Manufacture, use or Commercialization of a Licensed Product to the extent such results refer to, derive from or otherwise relate to the Licensed Intellectual Property (the “Covered Results”), without the prior review by and approval of the other Party (in such capacity, the “Non-Disclosing Party”), which approval shall not be unreasonably withheld; provided that it shall not be deemed unreasonable for ImmunoGen to withhold its consent to any request by CytomX to publish or disseminate Covered Results prior to the publication or dissemination of such Covered Results by

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ImmunoGen. The Publishing Party shall submit to the Non-Disclosing Party for review and approval any proposed academic, scientific and medical publication or public presentation which contains Covered Results or otherwise contains the Non-Disclosing Party’s Confidential Information; provided that the foregoing requirement shall apply to ImmunoGen only to the extent any such proposed publication or presentation would refer to, describe or otherwise disclose Confidential Information of CytomX (including, without limitation, any non-public Licensed Intellectual Property). In addition, each Party shall submit to the other Party for review and approval any proposed publication or public presentation relating to data generated under the Research Program. In both instances, such review and approval will be conducted for the purposes of preserving the value of the Licensed Intellectual Property and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to the Non-Disclosing Party no later than [***] before submission for publication or presentation (the “Review Period”). The Non-Disclosing Party shall provide its comments with respect to such publications and presentations within [***] after its receipt of such written copy, and the Publishing Party shall delete any Confidential Information of the Non-Disclosing Party upon request. The Review Period may be extended for an additional [***] in the event the Non-Disclosing Party can, within [***] of receipt of the written copy, demonstrate reasonable need for such extension, including for the preparation and filing of patent applications. The Parties will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication governed by this Section 6.3.2.

6.3.3. Integration. As to the subject matter of this Agreement, this Article 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement and the confidentiality provisions of the Research Collaboration Agreement. Any confidential information of a Party disclosed under the Confidentiality Agreement or the Research Collaboration Agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Article 6.

7.	REPRESENTATIONS AND WARRANTIES.

7.1. Mutual Representations and Warranties. Each of CytomX and ImmunoGen hereby represents and warrants to the other that:

7.1.1. it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.1.2. the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

7.1.3. it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

7.1.4. this Agreement has been duly executed and is a legal, valid and Binding Obligation on it, enforceable against it in accordance with its terms; and

7.1.5. the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Effective Date.

7.2. Representations and Warranties of CytomX. Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by CytomX to ImmunoGen within [***] days after the Effective Date (which shall be deemed Confidential Information of CytomX), CytomX hereby represents and warrants to ImmunoGen that as of the Effective Date:

7.2.1. to its Knowledge, (a) the issued and unexpired patents within the Licensed Intellectual Property are valid and enforceable patents and (b) CytomX has received no written notice from a Third Party challenging or threatening to challenge the extent, validity or enforceability of any Licensed Patent Rights;

7.2.2. to its Knowledge, CytomX has received no written notice from a Third Party claiming that the use, practice or application of the Licensed Intellectual Property pursuant to the license granted hereunder to ImmunoGen will infringe the issued patents of any such Third Party (excluding, for clarity, any potential infringement that might arise solely as a result of the combination of any Licensed Intellectual Property with any other technology or intellectual property); and

7.2.3. there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to its Knowledge, threatened against CytomX or any of its Affiliates or (b) judgment or settlement against or owed by CytomX or any of its Affiliates, in each case in connection with the Licensed Intellectual Property or relating to the transactions contemplated by this Agreement

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For purposes of this Section 7.2, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of its Chief Executive Officer, President, any Vice President or other officer who is in charge of a principal business unit or function or who performs a policy-making function, and its Senior Director, Head of Intellectual Property (or person with similar responsibilities).

7.3. Government Approvals. Each of CytomX and ImmunoGen shall cooperate with the other Party and use Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

7.4. Further Covenants. In addition to the covenants made elsewhere in this Agreement, CytomX hereby covenants to ImmunoGen that, from the Effective Date until expiration or termination of this Agreement, it will not (a) knowingly take any action that conflicts with the rights under the Licensed Intellectual Property granted to ImmunoGen under this Agreement or (b) knowingly fail to take any action that is reasonably necessary to avoid a conflict with the rights under the Licensed Intellectual Property granted to ImmunoGen under this Agreement.

7.5. Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

7.6. Warranty Disclaimers.

7.6.1. Except as expressly set forth in Section 7.1 or 7.2 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by CytomX (a) as to the validity or scope of any patent application or patent within the Licensed Patent Rights or (b) that anything made, used, sold or otherwise disposed of under any license granted under this Agreement is or will be free from infringement of patents, copyrights and other rights of Third Parties.

7.6.2. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OTHER SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

8.	TERM AND TERMINATION.

8.1. Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall extend, unless this Agreement is terminated earlier in accordance with this Article 8, on a Licensed Product-by-Licensed Product and country-by-country basis, until such time as the Royalty Term with respect to the sale of such Licensed Product in such country expires. Provided this Agreement has not been terminated prior thereto by CytomX under Section 8.3, 8.4 or 8.5 hereof or by ImmunoGen under Section 8.2 or 8.4 hereof, following the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 1.134 hereof, ImmunoGen and its Affiliates shall have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, sell, offer for sale and import such Licensed Products in such country.

8.2. Voluntary Termination by ImmunoGen. ImmunoGen shall have the right to terminate this Agreement at any time prior to the achievement of the first Regulatory Marketing Approval for any Licensed Product in any country or other jurisdiction in the Territory, upon not less than ninety (90) days’ prior written notice to CytomX.

8.3. Termination by Either Party for Cause. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party commits a material breach of its obligations under this Agreement (a “Material Breach”), such notice to describe such Material Breach in reasonable detail, and such Material Breach remains uncured for [***] days, measured from the date written notice of such breach is given to the breaching Party; provided, however, that if the nature of the asserted breach is such that more than [***] days are reasonably required to cure, then the cure period shall be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion.

8.4. Termination on Insolvency. This Agreement may be terminated upon written notice by either Party at any time in the event of an Insolvency Event of the other Party.

8.5. Termination for Material Breach of the Research Collaboration Agreement by ImmunoGen. CytomX shall have the right to terminate this Agreement, effective upon thirty (30) days’ prior written notice to ImmunoGen, in the event CytomX has terminated the Research Collaboration Agreement due to the occurrence of a Material Breach (as defined in the Research Collaboration Agreement) thereunder by ImmunoGen which remains uncured as of the termination date of the Research Collaboration Agreement.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.6. Effects of Expiration or Termination.

8.6.1. Effect of Termination by CytomX under Section 8.3, 8.4 or 8.5 or by ImmunoGen under Section 8.2. If CytomX terminates this Agreement pursuant to Section 8.3, 8.4 or 8.5 hereof, or ImmunoGen terminates this Agreement pursuant to Section 8.2 hereof, then:

(a) the license granted by CytomX to ImmunoGen and its Affiliates under Section 3.1.1 hereof shall immediately terminate, and ImmunoGen and its Affiliates shall discontinue the use of any Licensed Intellectual Property except, with respect to the Licensed Patent Rights, as otherwise permitted under 35 U.S.C. § 271(e)(1) with respect to activities performed in the United States;

(b) ImmunoGen and its Affiliates and Sublicensees shall cease any Development and Commercialization of Licensed Products in the Territory, subject to Section 8.6.3 hereof; and

(c) each Party shall promptly return or destroy all of the other Party’s Confidential Information, provided that each Party may retain, subject to Article 6 hereof, (i) one (1) copy of the other Party’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of the other Party contained in its laboratory notebooks or databases, and (iii) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any other then-outstanding License Agreement.

8.6.2. Effect of Termination by ImmunoGen under Section 8.3 or 8.4. If ImmunoGen terminates this Agreement pursuant to Section 8.3 or 8.4 hereof, then

(a) the license granted to ImmunoGen by CytomX pursuant to Section 3.1.1 hereof shall continue on the terms set forth herein, subject to ImmunoGen’s continued payment of all milestone and royalty payments in accordance with this Agreement, and on a country-by-country and Licensed Product-by-Licensed Product basis, upon the expiration of the Royalty Term applicable to a Licensed Product in country in accordance with Section 1.134 hereof and provided ImmunoGen shall have paid to CytomX all royalty amounts due to CytomX with respect to Net Sales in

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such country, ImmunoGen and its Affiliates shall thereafter have a fully paid-up, irrevocable, freely transferable ad sublicensable license under the relevant Licensed Intellectual Property, to make, have made, use, sell, offer for sale and import such Licensed Product in such country;

(b) CytomX shall remain entitled to receive payments that accrued before the effective date of such termination; and

(c) each Party shall promptly return or destroy all of the other Party’s Confidential Information, provided that each Party may retain, subject to Article 6 hereof, (i) one (1) copy of the other Party’s Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (ii) any Confidential Information of the other Party contained in its laboratory notebooks or databases and (iii) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any then-outstanding License Agreement. The foregoing notwithstanding, and subject to Article 6 hereof, ImmunoGen may retain and use CytomX’s Confidential Information with respect to the exercise of its rights set forth in clause (a) above or necessary or useful to exercise any other of its rights under this Agreement that survive such termination.

8.6.3. Treatment of Sublicensees on Termination. Notwithstanding the foregoing, CytomX shall permit a Sublicensee of ImmunoGen to become its direct Sublicensee upon notification to CytomX.

8.6.4. Satisfaction of Obligations During Notice Period. During the period from providing a notice of termination through the termination of the Agreement, the Parties shall continue to perform their obligations under this Agreement.

8.6.5. Pending Dispute Resolution. If a Party gives notice of termination and the other Party disputes whether such notice was proper, then the issue of whether this Agreement has been terminated shall be resolved in accordance with Section 10.9 or 10.10 hereof, as applicable, and this Agreement shall remain in effect pending the resolution of such dispute. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be effective immediately. If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect. Anything contained in this Agreement to the contrary notwithstanding, if the asserted breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.7. Disposition of Inventories of Products. Following termination of this Agreement by CytomX pursuant to Section 8.3 or 8.4, ImmunoGen and its Affiliates and Sublicensees shall have the right to continue to sell their existing inventories of Licensed Product(s) that have received Regulatory Marketing Approval prior to such termination for a period [***] after the effective date of such termination or expiration and ImmunoGen shall pay any milestones and royalties payable in connection with such sales in accordance with Article 4 hereof.

8.8. Remedies. Except in the case of either Party’s breach of Section 2.6 or Article 6 hereof, the rights of the non-breaching Party set forth in Section 8.6 hereof shall be the exclusive legal remedy to a Party arising from a Material Breach; provided, however, that (a) in addition to the foregoing legal remedy, the Parties may seek any and all equitable remedies, including, without limitation, declarative and injunctive relief and specific performance in accordance with applicable law, and (b) nothing in this Section shall limit the Parties’ respective rights and obligations with respect to (i) Unauthorized Use of the other Party’s Confidential Information or Proprietary Materials, (ii) unauthorized disclosure of the other Party’s Confidential Information or (iii) indemnification as set forth in Article 9 hereof.

8.9. Survival of Certain Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation that accrued before such expiration or termination. The following provisions shall survive expiration or termination of this Agreement: Sections 2.5.2, 2.5.3, 2.5.4, 2.6 and 3.3, Articles 4, 5 and 6, Sections 7.6, 8.1, 8.6, 8.7 (for the period set forth therein), 8.8 and 8.9, and Articles 9 and 10. For avoidance of doubt, any other Section that explicitly states it survives expiration or termination of this Agreement shall so survive.

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.

9.1. No Consequential Damages. Except with respect to liability arising from a breach of Article 6 hereof, in no event will either Party, its Affiliates or any of its or its Affiliates’ respective Representatives be liable under this Agreement for any special, indirect, incidental, consequential or punitive or exemplary damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, (a) including loss of profits or revenue suffered by either Party or any of its respective Affiliates or Representatives or (b) cost of procurement of substitute goods, technology or services, even if either Party is informed in advance of the possibility of such damages and even if the remedies provided for in this Agreement fail of their essential purpose. For purposes of clarity, a Party’s monetary liability under a Third Party Claim for such Third Party’s special, indirect,

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

incidental or consequential damages or for any punitive or exemplary damages payable in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Article 9.

9.2. Indemnification by CytomX. CytomX will indemnify, defend and hold harmless ImmunoGen, its Affiliates and each of its and their respective employees, officers, directors and agents (each, a “ImmunoGen Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”) arising out of a Material Breach of this Agreement by CytomX, except, in each case, to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by ImmunoGen, the Development, Manufacture, Commercialization or use (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by, on behalf of, or under the authority of, ImmunoGen or any of its Affiliates, Sublicensees, subcontractors, distributors or agents (other than an CytomX Indemnified Party), or the negligence, recklessness or intentional acts of ImmunoGen or any of its Affiliates, Sublicensees, subcontractors, distributors or agents; provided that with respect to any Third Party Claim for which ImmunoGen also has an obligation to indemnify any CytomX Indemnified Party pursuant to Section 9.3 hereof, CytomX shall indemnify each ImmunoGen Indemnified Party for its Liability to the extent of CytomX’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

9.3. Indemnification by ImmunoGen. ImmunoGen will indemnify, defend and hold harmless CytomX, its Affiliates, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “CytomX Indemnified Party”) from and against any and all Liabilities as a direct result of any Third Party Claims arising out of:

(a) the Development, Manufacture, Commercialization or use (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by, on behalf of, or under the authority of, ImmunoGen or any of its Affiliates, Sublicensees, subcontractors, distributors or agents (other than by any CytomX Indemnified Party); or

(b) a Material Breach of this Agreement by ImmunoGen;

except to the extent any such Third Party Claim or Liability results from a Material Breach of this Agreement by CytomX or the negligence, recklessness or intentional acts of CytomX or any CytomX Indemnified Party; provided that with respect to any Third

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party Claim for which CytomX also has an obligation to indemnify any ImmunoGen Indemnified Party pursuant to Section 9.2 hereof, ImmunoGen shall indemnify each CytomX Indemnified Party for its Liability to the extent of ImmunoGen’s responsibility, relative to CytomX (or to Persons for whom CytomX is legally responsible), for the facts underlying the Third Party Claim.

9.4. Procedure.

9.4.1. Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder, then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

9.4.2. Control. The Indemnifying Party shall have the right, at its sole cost and expense, exercisable by notice to the Indemnified Party within ten (10) Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. The Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. The Indemnified Party shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other Party is defending as provided in this Agreement.

9.4.3. Settlement. Neither the Indemnifying Party nor the Indemnified Party shall enter into any compromise or settlement of a Third Party Claim for which the right to indemnification hereunder has been asserted without the Indemnified Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Indemnifying Party may, without the

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other Party, and the Indemnified Party shall use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.

9.5. Insurance. Each Party shall obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 9.2 or 9.3 hereof with respect to bodily injury (including death) and damage to property, as applicable, in each case with limits of not less than $3,000,000 per occurrence and in the aggregate. Insurance (other than permitted self-insurance) shall be procured with carriers having an A.M. Best Rating of A-VII or better. Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 9, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.	MISCELLANEOUS.

10.1. Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required in connection with any assignment of this Agreement to an Affiliate of the assigned Party, or to a Third Party in connection with the transfer or sale of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any purported assignment not in accordance with this Section 10.1 shall be null and void.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.2. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

10.3. Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to resume performance. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any Applicable Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, or destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided that financial inability to pay in and of itself shall not be considered to be a force majeure event.

10.4. Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), five (5) Business Days after deposited in the mail if mailed by certified mail (return receipt requested) postage prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next Business Day delivery (receipt verified), to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to ImmunoGen shall be addressed as follows:

ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn: Vice President, Business Development

Fax: [***]

All correspondence to CytomX shall be addressed as follows:

CytomX Therapeutics, Inc.

343 Oyster Point Blvd., Suite 100

South San Francisco, CA 94080-7014

Attn: CEO

Fax: 1-650-351-0353

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

To help expedite the other Party’s awareness and response, copies of notices may be provided to the other Party by email but must be supplemented by one of the following methods: (a) personal delivery, (b) first class certified mail with return receipt requested, or (c) next-day delivery by major international courier, with confirmation of delivery. Electronic copies may be sent via email to [***] at CytomX and to [***] at ImmunoGen so long as such individuals remain employed by CytomX or ImmunoGen, respectively.

10.5. Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of the Party to be bound.

10.6. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

10.7. Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause or portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

10.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.9. Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article 6 hereof or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”). In the event of the occurrence of any Dispute, the Parties shall follow the following procedures in an attempt to resolve the dispute or disagreement:

10.9.1. The Party claiming that such a Dispute exists shall give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.9.2. Within [***] days of receipt of a Notice of Dispute, the ImmunoGen Alliance Manager and the CytomX Alliance Manager shall meet in person or by teleconference and exchange written summaries reflecting, in reasonable detail, the nature and extent of the Dispute, and at this meeting they shall use their reasonable endeavors to resolve the Dispute.

10.9.3. If the Alliance Managers are unable to resolve the Dispute during the meeting described in Section 10.9.2 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.2 hereof, then the Dispute will be referred to the JDC which shall meet no later than [***] days following the initial receipt of the Notice of Dispute and use reasonable endeavors to resolve the Dispute.

10.9.4. If the JDC is unable to resolve the Dispute during the meeting described in Section 10.9.3 hereof or if for any reason such meeting does not take place within the period specified in Section 10.9.3 hereof, then the Chief Executive Officer of ImmunoGen and the Chief Executive Officer of CytomX shall meet at a mutually agreed-upon time and location for the purpose of resolving such Dispute.

10.9.5. If, within [***] days of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.9.4 hereof has not been held within [***] days of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute shall be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 10.9.5.

(a) Arbitration Panel. The arbitration shall be conducted by a panel of three (3) arbitrators. Within [***] days after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] days of their appointment, who will serve as chairman of the panel. All three (3) arbitrators must be independent Third Parties having at least [***] years of dispute resolution experience (which may include judicial experience) and/or legal or business experience in the biotech or pharmaceutical industry. If either Party fails to nominate its arbitrator, or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***] day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator.

(b) Location and Proceedings. The place of arbitration will be in the Borough of Manhattan, City of New York, NY or such other venue as the Parties may mutually agree. The arbitration proceedings and all communications with respect thereto shall be in English. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof. The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof.

(c) Limitation on Awards. Except for breaches of Article 6 hereof, the arbitrators shall have no authority to award any special, indirect, incidental, consequential, punitive, exemplary or other similar damages. Each Party shall bear its own costs and expenses (including attorneys’ fees and expert or consulting fees) incurred in connection with the arbitration. The Parties shall equally (50/50) share the arbitrators’ fees and other administrative costs and expenses associated with the arbitration.

(d) Confidentiality. The existence, content and results of any arbitration proceedings pursuant to this Section 10.9.5 shall be deemed the Confidential Information of both Parties.

10.9.6. Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.

10.10. Patent Disputes and Disputes Relating to Article 6.

10.10.1. Inventorship. Any dispute, controversy or claim between the Parties involving the inventorship of any Program Technology that is not resolved by mutual agreement of the Party’s respective chief patent counsels (or persons with similar responsibilities) within [***] days after the date the dispute is raised

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by one or both of the Parties shall be submitted to an Independent Patent Counsel for resolution. Such Independent Patent Counsel’s determination of inventorship, absent manifest error, shall be final and binding on the Parties; provided, however, that any such determination with respect to a patent application shall not preclude either Party from disputing inventorship with respect to any patents issuing from such patent application, which disputes shall be resolved in accordance with this Section. The Parties shall equally (50/50) share the Independent Patent Counsel fees and expenses related to his determination of inventorship.

10.10.2. Other Patent Disputes. Any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability or ownership of the Parties’ respective Patent Rights (a) that are pending or issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction where the Party whose Patent Rights are the subject to such dispute, controversy or claim resides (provided that if such Party does not reside in the United States, venue shall be the jurisdiction where such Party’s principal U.S. Affiliate resides) and (b) that are pending or issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to jurisdiction and venue in such courts and bodies.

10.10.3. Disputes Relating to Article 6. Any dispute, controversy or claim between the Parties that relates to the enforcement of Article 6 hereof shall be subject to action in any court of competent jurisdiction.

10.11. Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

10.12. Entire Agreement. This Agreement, including its Exhibits and Schedules, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including the Confidentiality Agreement.

10.13. Purpose and Scope. The Parties understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and both of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile or PDF file, each of which shall be binding when received by the applicable Party.

10.15. No Third Party Rights or Obligations. Except as set forth in Article 9 hereof, no provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement. However, either Party may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that such Party shall remain liable hereunder for the performance by any such Affiliates of any such obligations.

10.16. Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether the words are used in the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

[The remainder of this page has been intentionally left blank. The signature page follows.]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

IMMUNOGEN, INC.	CYTOMX THERAPEUTICS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Licensed Target

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Royalty Rate Reduction Methodology

[***]†

†	Two pages of text have been omitted.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.120

List of Cytotoxic Compound Patent Rights

[See Attached]

[***]†

†	Nine pages of text have been omitted.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

Form of Work Plan

[See Attached

[***]†

†	Five pages of text have been omitted.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

Representatives to the Joint Research Committee

ImmunoGen Representatives

[***]

CytomX Representatives

[***]

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.104

List of Cytotoxic Compound Patent Rights

[See Attached]

[***]†

†	Nine pages of text have been omitted.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FIRST AMENDMENT TO RESEARCH COLLABORATION AGREEMENT

This First Amendment to Research Collaboration Agreement (the “First Amendment”) is made effective as of the date of the last signature below by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business being 830 Winter Street, Waltham, Massachusetts 02451, USA, and CytomX Therapeutics, Inc., a Delaware corporation (“CytomX”), with its principal place of business being 343 Oyster Point Blvd., Suite 100, South San Francisco, California 94080. ImmunoGen and CytomX are herein sometimes referred to as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen and CytomX are parties to that certain Research Collaboration Agreement dated as of January 8, 2014 (the “RCA”); and

WHEREAS, the Parties desire to amend the RCA to provide CytomX with the abilitiy to evaluate a second Replacement Target, as set forth in this First Amendment; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree and covenant as follows.

1. Target Replacement Right. Section 2.1.2 of the RCA is amended by adding the following to the end thereof:

“Anything contained in this Agreement to the contrary notwithstanding, CytomX shall have the right to replace its first Replacement Target with another single Replacement Target, exercisable upon written notice to ImmunoGen and payment to ImmunoGen of a fee in the amount of [***] (the “Expanded Access Fee”) at any time after CytomX has replaced its initial Research Program Targets with a Replacement Target but on or prior to the Replacement Target Cut-Off Date; provided that CytomX may not replace its first Replacement Target once it has exercised its Option with respect to such first Replacement Target. Any such second Replacement Target for CytomX may not be a Target that is or was previously a Research Program Target of ImmunoGen, and availability of any such second Replacement Target shall be subject to Section 2.1.3 hereof. Payment of the Expanded Access Fee by CytomX to ImmunoGen shall be made in U.S. Dollars without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges. The Expansion Fee shall be non-refundable and non-creditable.”

2. Miscellaneous. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the RCA. The RCA remains in full force and effect, as amended by this First Amendment. References in the RCA to “Agreement” mean the RCA as amended by this First Amendment.

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to Research Collaboration Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		CYTOMX THERAPEUTICS, INC.

By:	/s/ Peter Williams	By:	/s/ Sean McCarthy

Name:	Peter Williams	Name:	Sean McCarthy

Title:	Vice President	Title:	CEO

Date:	4/3/15	Date:	4/1/15

***Certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.